UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/15__

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2015

Templeton Global Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Global Bond Fund	3
Performance Summary	6
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	36
Notes to Financial Statements	40
Report of Independent Registered
Public Accounting Firm	51
Tax Information	52
Board Members and Officers	53
Shareholder Information	58

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Annual Report

Templeton Global Bond Fund

This annual report for Templeton Global Bond Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -6.96% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), posted cumulative total returns of +3.00% in local currency terms and -7.71% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believed that economies with healthier balances and stronger growth prospects would be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve (Fed) rate hikes that could occur in the second half of 2015.

The U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 2.35% and rising to 2.63% in September 2014, before declining to a period low of 1.68% in January 2015 and finishing the period at 2.21%. Credit spreads widened in Asia and Latin America over the course of the 12-month period.

In late October 2014, the BOJ introduced a new round of massive QE with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that basically equates to the U.S. Fed’s former QE program that ended in the same month. This massive amount of liquidity had significant implications for global markets. Though Japan’s QE was positive for global risk assets, it contributed to further depreciation of the yen, which declined 14.28% against the U.S. dollar during the 12-month period.2

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Risk aversion increased during November and December 2014 as sharp declines in oil prices accelerated. In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. Heightened volatility led to a broad decline in yields across the Americas, Europe and Asia, while credit spreads widened. This trend persisted through January 2015 before sharply reversing course in February when credit spreads tightened as risk appetites returned and yields broadly shifted higher across the Americas, Europe and Asia.

In March 2015, the ECB launched QE with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. We anticipated that this would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro depreciated 14.93% against the U.S. dollar over the 12-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expansionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed

Currency Breakdown*
8/31/15
% of Total
Net Assets
Americas	104.1%
U.S. Dollar	78.6%
Mexican Peso	18.1%
Brazilian Real	4.4%
Chilean Peso	2.9%
Peruvian Nuevo Sol	0.1%
Asia Pacific	24.7%
South Korean Won	19.0%
Malaysian Ringgit	13.2%
Singapore Dollar	8.8%
Indian Rupee	5.7%
Indonesian Rupiah	5.4%
Philippine Peso	1.4%
Sri Lankan Rupee	1.2%
Australian Dollar	-3.2%
Japanese Yen	-26.8%
Europe	-28.8%
Polish Zloty	8.7%
Hungarian Forint	2.1%
Euro	-39.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciation of several emerging market currencies was excessive, leading to fundamentally cheap valuations. In keeping with our strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually reemerge. Despite the escalation in near-term volatility, our medium-term convictions remained intact during the period.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors

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TEMPLETON GLOBAL BOND FUND

including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policy-makers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

During the period, a major detractor from the Fund’s absolute performance was currency positions. Interest rate strategies and sovereign credit exposures contributed to absolute return. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance, as did positions in peripheral European currencies against the euro. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in multiple regions contributed to absolute return.

Relative to the benchmark index, the Fund’s performance benefited primarily from currency positions followed by sovereign credit exposures. Interest rate strategies detracted from relative performance. Underweighted positioning in the euro and the Japanese yen significantly contributed to relative performance during the period. However, overweighted currency positions in Asia ex-Japan and Latin America detracted, as did overweighted positions in peripheral European currencies against the euro. Select underweighted duration exposures in Europe detracted from relative return, as did underweighted duration exposure to the U.S. and Japan.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND FUND

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (TPINX)	$11.66	$13.41	-$	1.75
C (TEGBX)	$11.69	$13.44	-$	1.75
R (FGBRX)	$11.66	$13.41	-$	1.75
R6 (FBNRX)	$11.62	$13.36	-$	1.74
Advisor (TGBAX)	$11.62	$13.36	-$	1.74

Distributions[1] (9/1/14–8/31/15)
	Dividend	Short-Term
Share Class	Income	Capital Gain		Total
A	$0.8234	$0.0281		$0.8515
C	$0.7723	$0.0281		$0.8004
R	$0.7918	$0.0281		$0.8199
R6	$0.8719	$0.0281		$0.9000
Advisor	$0.8551	$0.0281		$0.8832

6 | Annual Report

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TEMPLETON GLOBAL BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	(with waiver)	(without waiver)
A					0.90%	0.91%
1-Year	-6.96%	-10.94%	$8,906	-11.88%
5-Year	+17.73%	+2.42%	$11,271	+1.26%
10-Year	+100.66%	+6.75%	$19,221	+6.62%
C					1.30%	1.31%
1-Year	-7.32%	-8.19%	$9,181	-9.17%
5-Year	+15.45%	+2.91%	$11,545	+1.75%
10-Year	+92.93%	+6.79%	$19,293	+6.65%
R					1.15%	1.16%
1-Year	-7.19%	-7.19%	$9,281	-8.19%
5-Year	+16.37%	+3.08%	$11,637	+1.90%
Since Inception (2/2/09)	+47.91%	+6.13%	$14,791	+5.75%
R6					0.52%	0.53%
1-Year	-6.55%	-6.55%	$9,345	-7.57%
Since Inception (5/1/13)	-3.11%	-1.35%	$9,689	-2.07%
Advisor					0.65%	0.66%
1-Year	-6.67%	-6.67%	$9,333	-7.69%
5-Year	+19.28%	+3.59%	$11,928	+2.41%
10-Year	+105.77%	+7.48%	$20,577	+7.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Annual Report

| 7

TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8 | Annual Report franklintempleton.com

TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

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TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns.
Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctu-
ations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securi-
ties and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates.
As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least 12/31/15. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON GLOBAL BOND FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$948.10	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48
C
Actual	$1,000	$946.30	$6.28
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
R
Actual	$1,000	$946.90	$5.55
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75
R6
Actual	$1,000	$949.80	$2.46
Hypothetical (5% return before expenses)	$1,000	$1,022.68	$2.55
Advisor
Actual	$1,000	$949.10	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%;
C: 1.28%; R: 1.13%; R6: 0.50%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

12 | Annual Report

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			TEMPLETON INCOME TRUST

Financial Highlights
Templeton Global Bond Fund
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.41	$12.68	$13.12	$13.81	$13.24
Income from investment operations[a]:
Net investment income[b]	0.34	0.37	0.38	0.43	0.52
Net realized and unrealized gains (losses)	(1.24)	0.84	0.04	(0.24)	0.78
Total from investment operations	(0.90)	1.21	0.42	0.19	1.30
Less distributions from:
Net investment income and net foreign currency gains	(0.82)	(0.48)	(0.69)	(0.80)	(0.73)
Net realized gains	(0.03)	(—)[c]	(0.17)	(0.08)	—
Total distributions	(0.85)	(0.48)	(0.86)	(0.88)	(0.73)
Net asset value, end of year	$11.66	$13.41	$12.68	$13.12	$13.81

Total return[d]	(6.96)%	9.71%	3.09%	1.75%	9.96%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.90%	0.90%	0.86%	0.89%	0.88%
Expenses net of waiver and payments by affiliates	0.88%	0.89%[e]	0.86%[e]	0.89%	0.88%[e]
Net investment income	2.68%	2.83%	2.84%	3.30%	3.76%

Supplemental data
Net assets, end of year (000’s)	$19,063,126	$23,897,947	$25,959,296	$24,338,274	$26,032,471
Portfolio turnover rate	43.19%	35.18%	42.39%	41.70%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.44	$12.70	$13.14	$13.84	$13.27
Income from investment operations[a]:
Net investment income[b]	0.29	0.32	0.33	0.38	0.46
Net realized and unrealized gains (losses)	(1.24)	0.84	0.04	(0.25)	0.79
Total from investment operations	(0.95)	1.16	0.37	0.13	1.25
Less distributions from:
Net investment income and net foreign currency gains	(0.77)	(0.42)	(0.64)	(0.75)	(0.68)
Net realized gains	(0.03)	(—)[c]	(0.17)	(0.08)	—
Total distributions	(0.80)	(0.42)	(0.81)	(0.83)	(0.68)
Net asset value, end of year	$11.69	$13.44	$12.70	$13.14	$13.84

Total return[d]	(7.32)%	9.33%	2.67%	1.26%	9.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.30%	1.30%	1.26%	1.29%	1.28%
Expenses net of waiver and payments by affiliates	1.28%	1.29%[e]	1.26%[e]	1.29%	1.28%[e]
Net investment income	2.28%	2.43%	2.44%	2.90%	3.36%

Supplemental data
Net assets, end of year (000’s)	$6,171,509	$8,216,911	$8,956,685	$8,965,274	$9,270,612
Portfolio turnover rate	43.19%	35.18%	42.39%	41.70%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.41	$12.67	$13.11	$13.81	$13.24
Income from investment operations[a]:
Net investment income[b]	0.31	0.34	0.34	0.39	0.46
Net realized and unrealized gains (losses)	(1.24)	0.84	0.05	(0.25)	0.81
Total from investment operations	(0.93)	1.18	0.39	0.14	1.27
Less distributions from:
Net investment income and net foreign currency gains	(0.79)	(0.44)	(0.66)	(0.76)	(0.70)
Net realized gains	(0.03)	(—)[c]	(0.17)	(0.08)	—
Total distributions	(0.82)	(0.44)	(0.83)	(0.84)	(0.70)
Net asset value, end of year	$11.66	$13.41	$12.67	$13.11	$13.81

Total return	(7.19)%	9.52%	2.83%	1.42%	9.78%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.15%	1.15%	1.11%	1.14%	1.13%
Expenses net of waiver and payments by affiliates	1.13%	1.14%[d]	1.11%[d]	1.14%	1.13%[d]
Net investment income	2.43%	2.58%	2.59%	3.05%	3.51%

Supplemental data
Net assets, end of year (000’s)	$358,318	$367,660	$297,364	$210,580	$126,413
Portfolio turnover rate	43.19%	35.18%	42.39%	41.70%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
	Year Ended August 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.36	$12.64	$13.60
Income from investment operations[b]:
Net investment income[c]	0.38	0.42	0.13
Net realized and unrealized gains (losses)	(1.22)	0.83	(0.91)
Total from investment operations	(0.84)	1.25	(0.78)
Less distributions from:
Net investment income and net foreign currency gains	(0.87)	(0.53)	(0.18)
Net realized gains	(0.03)	(—)[d]	—
Total distributions	(0.90)	(0.53)	(0.18)
Net asset value, end of year	$11.62	$13.36	$12.64

Total return[e]	(6.55)%	10.07%	(5.81)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.52%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.50%	0.51%[g]	0.51%[g]
Net investment income	3.06%	3.21%	3.19%

Supplemental data
Net assets, end of year (000’s)	$2,805,620	$1,934,358	$123,814
Portfolio turnover rate	43.19%	35.18%	42.39%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.36	$12.63	$13.08	$13.77	$13.21
Income from investment operations[a]:
Net investment income[b]	0.37	0.40	0.41	0.46	0.55
Net realized and unrealized gains (losses)	(1.22)	0.84	0.04	(0.24)	0.78
Total from investment operations	(0.85)	1.24	0.45	0.22	1.33
Less distributions from:
Net investment income and net foreign currency gains	(0.86)	(0.51)	(0.73)	(0.83)	(0.77)
Net realized gains	(0.03)	(—)[c]	(0.17)	(0.08)	—
Total distributions	(0.89)	(0.51)	(0.90)	(0.91)	(0.77)
Net asset value, end of year	$11.62	$13.36	$12.63	$13.08	$13.77

Total return	(6.67)%	10.02%	3.28%	2.01%	10.27%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.65%	0.65%	0.61%	0.64%	0.63%
Expenses net of waiver and payments by affiliates	0.63%	0.64%[d]	0.61%[d]	0.64%	0.63%[d]
Net investment income	2.93%	3.08%	3.09%	3.55%	4.01%

Supplemental data
Net assets, end of year (000’s)	$32,534,368	$38,724,654	$32,926,705	$28,062,661	$27,154,629
Portfolio turnover rate	43.19%	35.18%	42.39%	41.70%	26.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

 bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2015

Templeton Global Bond Fund
	Principal Amount*		Value
Foreign Government and Agency Securities 62.3%
Brazil 4.4%
Letra Tesouro Nacional, Strip,
1/01/16	559,730	[a]BRL	$147,625,296
1/01/17	988,370	[a]BRL	228,413,008
1/01/18	615,590	[a]BRL	124,970,304
Nota Do Tesouro Nacional,
10.00%, 1/01/17	2,905,806	[a]BRL	763,215,766
10.00%, 1/01/21	3,515,080	[a]BRL	829,760,170
10.00%, 1/01/23	744,290	[a]BRL	168,416,668
[b] Index Linked, 6.00%, 5/15/17	4,429	[a]BRL	3,233,814
[b] Index Linked, 6.00%, 8/15/20	39,290	[a]BRL	27,725,088
[b] Index Linked, 6.00%, 8/15/24	252,192	[a]BRL	174,333,771
[b] Index Linked, 6.00%, 8/15/50	133,230	[a]BRL	85,959,633
senior note, 10.00%, 1/01/19	569,840	[a]BRL	141,191,002
			2,694,844,520
Hungary 6.0%
Government of Hungary,
4.00%, 4/25/18	7,305,480,000	HUF	27,530,059
6.00%, 1/11/19	175,752,000	EUR	228,033,737
6.50%, 6/24/19	64,069,680,000	HUF	262,841,563
7.50%, 11/12/20	11,504,930,000	HUF	50,523,522
5.375%, 2/21/23	252,890,000		275,700,678
A, 6.75%, 11/24/17	95,745,970,000	HUF	382,593,370
A, 5.50%, 12/20/18	28,554,590,000	HUF	112,818,240
A, 7.00%, 6/24/22	30,495,680,000	HUF	133,472,129
A, 6.00%, 11/24/23	46,012,200,000	HUF	194,185,297
B, 5.50%, 6/24/25	14,882,990,000	HUF	61,269,964
senior note, 6.25%, 1/29/20	390,004,000		439,965,462
senior note, 6.375%, 3/29/21	927,200,000		1,058,014,012
senior note, 5.375%, 3/25/24	83,320,000		91,234,150
[c]senior note, Reg S, 4.375%, 7/04/17	69,826,000	EUR	83,470,474
[c]senior note, Reg S, 5.75%, 6/11/18	143,730,000	EUR	181,805,765
[c]senior note, Reg S, 3.875%, 2/24/20	36,611,000	EUR	45,440,255
			3,628,898,677
Iceland 0.3%
[d]Government of Iceland, 144A, 5.875%, 5/11/22	154,630,000		176,704,979
India 2.3%
Government of India,
senior bond, 7.80%, 5/03/20	14,439,400,000	INR	216,516,890
senior bond, 8.28%, 9/21/27	4,362,400,000	INR	67,008,863
senior bond, 8.60%, 6/02/28	14,975,000,000	INR	236,130,105
senior note, 7.28%, 6/03/19	561,300,000	INR	8,320,378
senior note, 8.12%, 12/10/20	10,842,300,000	INR	164,602,947
senior note, 8.35%, 5/14/22	4,260,400,000	INR	65,357,639
senior note, 7.16%, 5/20/23	4,378,700,000	INR	62,814,321
senior note, 8.83%, 11/25/23	37,754,900,000	INR	597,236,597
			1,417,987,740

18 | Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 4.1%
Government of Indonesia,
7.875%, 4/15/19	612,998,000,000	IDR	$42,914,457
8.375%, 3/15/34	2,917,910,000,000	IDR	195,219,559
FR28, 10.00%, 7/15/17	104,700,000,000	IDR	7,708,674
FR30, 10.75%, 5/15/16	185,655,000,000	IDR	13,528,179
FR31, 11.00%, 11/15/20	968,028,000,000	IDR	75,734,929
FR32, 15.00%, 7/15/18	1,150,000,000	IDR	95,402
FR34, 12.80%, 6/15/21	1,522,849,000,000	IDR	128,396,729
FR35, 12.90%, 6/15/22	1,158,600,000,000	IDR	99,380,305
FR36, 11.50%, 9/15/19	437,062,000,000	IDR	34,182,619
FR37, 12.00%, 9/15/26	66,550,000,000	IDR	5,729,243
FR39, 11.75%, 8/15/23	556,845,000,000	IDR	46,097,634
FR40, 11.00%, 9/15/25	710,760,000,000	IDR	57,324,216
FR42, 10.25%, 7/15/27	818,390,000,000	IDR	63,158,184
FR43, 10.25%, 7/15/22	337,191,000,000	IDR	25,766,787
FR44, 10.00%, 9/15/24	197,824,000,000	IDR	15,043,150
FR46, 9.50%, 7/15/23	2,825,220,000,000	IDR	207,133,830
FR47, 10.00%, 2/15/28	1,854,867,000,000	IDR	140,540,119
FR48, 9.00%, 9/15/18	341,640,000,000	IDR	24,655,476
FR52, 10.50%, 8/15/30	896,704,000,000	IDR	70,458,248
FR61, 7.00%, 5/15/22	114,163,000,000	IDR	7,406,005
senior bond, 9.00%, 3/15/29	2,039,169,000,000	IDR	144,410,890
senior bond, FR53, 8.25%, 7/15/21	7,711,636,000,000	IDR	542,547,524
senior bond, FR56, 8.375%, 9/15/26	2,868,732,000,000	IDR	199,586,291
senior note, 8.50%, 10/15/16	70,944,000,000	IDR	5,100,292
senior bond, FR70, 8.375%, 3/15/24	5,113,872,000,000	IDR	357,606,932
			2,509,725,674
Ireland 1.4%
Government of Ireland, senior bond, 5.40%, 3/13/25	562,079,230	EUR	853,993,074
Lithuania 0.7%
[d]Government of Lithuania, 144A,
7.375%, 2/11/20	259,310,000		311,337,958
6.125%, 3/09/21	101,430,000		118,121,321
			429,459,279
Malaysia 4.0%
Government of Malaysia,
4.72%, 9/30/15	2,501,900,000	MYR	597,163,869
3.314%, 10/31/17	496,810,000	MYR	118,429,082
senior bond, 4.262%, 9/15/16	2,685,687,000	MYR	647,356,202
senior bond, 3.814%, 2/15/17	698,910,000	MYR	168,014,965
senior bond, 4.012%, 9/15/17	1,125,120,000	MYR	271,984,015
senior note, 3.172%, 7/15/16	2,282,810,000	MYR	544,337,269
senior note, 3.394%, 3/15/17	361,556,000	MYR	86,405,420
			2,433,690,822
Mexico 8.5%
Government of Mexico,
8.00%, 12/17/15	223,461,510	[e]MXN	1,355,734,733
7.25%, 12/15/16	210,196,400	[e]MXN	1,310,911,415
7.75%, 12/14/17	350,886,175	[e]MXN	2,248,615,006

franklintempleton.com	Annual Report | 19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
[f]Mexican Udibonos, Index Linked,
5.00%, 6/16/16	13,639,336	[g]MXN	$84,954,906
3.50%, 12/14/17	11,556,285	[g]MXN	73,216,445
4.00%, 6/13/19	7,229,819	[g]MXN	46,558,328
2.50%, 12/10/20	5,788,599	[g]MXN	34,917,198
			5,154,908,031
Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000	PEN	61,299,885
Philippines 0.8%
Government of the Philippines,
4.625%, 11/25/15	1,756,700,000	PHP	37,764,516
senior bond, 9.125%, 9/04/16	619,630,000	PHP	13,963,843
senior note, 1.625%, 4/25/16	21,648,470,000	PHP	460,953,490
			512,681,849
Poland 7.1%
Government of Poland,
6.25%, 10/24/15	5,168,683,000	PLN	1,377,218,576
5.00%, 4/25/16	2,472,048,000	PLN	668,442,093
4.75%, 10/25/16	3,039,400,000	PLN	832,104,694
4.75%, 4/25/17	285,830,000	PLN	79,291,711
5.75%, 9/23/22	495,970,000	PLN	156,197,300
[h] FRN, 1.79%, 1/25/17	2,005,988,000	PLN	531,100,530
[h] FRN, 1.79%, 1/25/21	1,721,975,000	PLN	449,216,419
senior note, 6.375%, 7/15/19	211,660,000		245,001,741
			4,338,573,064
Portugal 2.7%
Government of Portugal,
[d]144A, 5.125%, 10/15/24	585,500,000		622,310,385
[c]Reg S, 3.875%, 2/15/30	820,750,000	EUR	1,010,737,071
[c]senior bond, Reg S, 4.95%, 10/25/23	5,772,600	EUR	7,750,605
[c]senior note, Reg S, 5.65%, 2/15/24	14,427,600	EUR	20,184,592
			1,660,982,653
Serbia 0.9%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	100,490,000		104,453,326
4.875%, 2/25/20	190,710,000		193,294,120
7.25%, 9/28/21	211,710,000		239,243,944
			536,991,390
Singapore 0.4%
Government of Singapore, senior note, 1.125%, 4/01/16	328,050,000	SGD	232,673,921
Slovenia 1.5%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	397,289,000		447,983,076
5.85%, 5/10/23	408,080,000		466,963,904
			914,946,980

20 | Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea 12.1%
Government of Korea, senior bond, 5.625%, 11/03/25	13,150,000		$16,399,299
Korea Monetary Stabilization Bond, senior note,
2.81%, 10/02/15	152,005,000,000	KRW	128,682,128
2.90%, 12/02/15	1,159,921,000,000	KRW	984,298,753
2.78%, 2/02/16	805,900,480,000	KRW	685,048,772
1.92%, 3/09/16	15,612,800,000	KRW	13,227,153
2.80%, 4/02/16	219,279,000,000	KRW	186,781,370
1.74%, 5/09/16	232,085,700,000	KRW	196,482,918
2.79%, 6/02/16	731,695,200,000	KRW	624,488,902
1.62%, 6/09/16	228,964,300,000	KRW	193,669,385
2.46%, 8/02/16	457,360,800,000	KRW	389,853,889
1.56%, 8/09/16	234,005,000,000	KRW	197,834,122
2.22%, 10/02/16	296,083,000,000	KRW	252,030,587
2.07%, 12/02/16	677,869,000,000	KRW	576,498,165
1.96%, 2/02/17	337,287,200,000	KRW	286,601,703
Korea Treasury Bond,
senior bond, 5.25%, 9/10/15	26,000,000,000	KRW	22,008,251
senior bond, 4.00%, 3/10/16	798,759,900,000	KRW	684,065,167
senior note, 4.00%, 9/10/15	82,830,000,000	KRW	70,089,603
senior note, 2.75%, 6/10/16	1,066,957,400,000	KRW	910,375,747
senior note, 5.00%, 9/10/16	175,000,000,000	KRW	153,077,645
senior note, 3.00%, 12/10/16	950,742,540,000	KRW	818,014,318
			7,389,527,877
Sri Lanka 1.2%
Government of Sri Lanka,
8.00%, 1/01/17	476,700,000	LKR	3,577,623
8.25%, 3/01/17	907,610,000	LKR	6,829,563
8.00%, 6/15/17	557,250,000	LKR	4,181,528
10.60%, 7/01/19	14,422,400,000	LKR	114,307,699
10.60%, 9/15/19	19,332,700,000	LKR	153,946,319
8.00%, 11/01/19	557,250,000	LKR	4,079,724
9.25%, 5/01/20	1,951,660,000	LKR	14,780,707
11.20%, 7/01/22	1,288,300,000	LKR	10,395,653
A, 8.50%, 11/01/15	2,571,370,000	LKR	19,158,426
A, 6.40%, 8/01/16	2,094,100,000	LKR	15,495,407
A, 5.80%, 1/15/17	2,419,800,000	LKR	17,678,832
A, 7.50%, 8/15/18	1,127,970,000	LKR	8,251,821
A, 8.00%, 11/15/18	6,671,840,000	LKR	49,415,483
A, 9.00%, 5/01/21	10,254,020,000	LKR	76,080,486
A, 11.00%, 8/01/21	6,736,920,000	LKR	53,879,844
B, 11.00%, 9/01/15	3,443,800,000	LKR	25,588,509
B, 6.40%, 10/01/16	1,421,400,000	LKR	10,512,974
B, 5.80%, 7/15/17	810,400,000	LKR	5,841,955
B, 8.50%, 7/15/18	1,975,710,000	LKR	14,841,824
C, 8.50%, 4/01/18	7,340,380,000	LKR	55,224,089
D, 8.50%, 6/01/18	7,532,460,000	LKR	56,507,720
			720,576,186
[i]Supranational 0.3%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	2,473,000,000	MXN	165,597,417

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Annual Report

| 21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ukraine 3.5%
[d]Government of Ukraine,
144A, 6.875%, 9/23/15	10,500,000		$7,619,063
144A, 9.25%, 7/24/17	707,200,000		521,118,000
144A, 7.75%, 9/23/20	181,290,000		131,747,975
senior bond, 144A, 6.58%, 11/21/16	135,700,000		99,993,938
senior bond, 144A, 7.80%, 11/28/22	572,565,000		419,761,716
senior note, 144A, 4.95%, 10/13/15	50,870,000	EUR	41,040,849
senior note, 144A, 6.25%, 6/17/16	349,346,000		256,987,651
senior note, 144A, 6.75%, 11/14/17	82,883,000		60,763,599
senior note, 144A, 7.95%, 2/23/21	554,350,000		405,368,437
senior note, 144A, 7.50%, 4/17/23	273,808,000		200,222,100
			2,144,623,328
Total Foreign Government and Agency Securities
(Cost $42,241,075,859)			37,978,687,346
Quasi-Sovereign and Corporate Bonds 1.6%
Hungary 0.5%
[d]Hungarian Development Bank, senior note, 144A, 6.25%, 10/21/20	250,000,000		278,917,500
India 0.8%
Food Corp. of India, secured note, 6, 9.95%, 3/07/22	22,550,000,000	INR	366,973,660
Mahanagar Telephone Nigam Ltd.,
8.24%, 11/19/24	3,350,000,000	INR	50,592,086
8.29%, 11/28/24	3,050,000,000	INR	46,190,179
			463,755,925
South Korea 0.0%†
The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	14,090,000	EUR	16,801,644
Ukraine 0.3%
[d]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	23,747,000		16,873,075
7.40%, 4/20/18	238,810,000		170,152,125
			187,025,200
Total Quasi-Sovereign and Corporate Bonds (Cost $1,013,856,440)			946,500,269
Total Investments before Short Term Investments
(Cost $43,254,932,299)			38,925,187,615

Short Term Investments 30.1%
Foreign Government and Agency Securities 11.9%
Hungary 0.0%†
[j]Hungary Treasury Bill, 9/16/15	4,151,970,000	HUF	14,850,046

Indonesia 0.1%
[j]Indonesia Treasury Bill, 1/07/16 - 2/04/16	1,468,689,000,000	IDR	102,153,604
Malaysia 2.8%
[j]Bank of Negara Monetary Note, 9/08/15 - 11/24/15	5,684,100,000	MYR	1,350,660,498
Government of Malaysia, 3.197%, 10/15/15	771,235,000	MYR	183,877,499
[j]Malaysia Treasury Bill, 9/04/15 - 5/27/16	660,140,000	MYR	156,308,454
			1,690,846,451

22 | Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Principal Amount*		Value
Short Term Investments (continued)
Mexico 3.1%
[j]Mexico Treasury Bill, 9/17/15 - 5/26/16	3,181,879,540	[k] MXN	$1,882,109,946
Philippines 0.4%
Government of the Philippines, senior bond, 7.00%, 1/27/16	713,300,000	PHP	15,507,857
[j]Philippine Treasury Bill, 9/02/15 - 8/03/16	10,417,220,000	PHP	221,687,937
			237,195,794
Singapore 3.4%
[j]Monetary Authority of Singapore Treasury Bill,
10/02/15	1,793,771,000	SGD	1,270,429,507
10/09/15 - 1/05/16	1,118,639,000	SGD	791,849,104
			2,062,278,611
South Korea 2.1%
Korea Monetary Stabilization Bond,
[j]9/08/15 - 12/15/15	1,095,986,800,000	KRW	925,021,888
senior note, 2.13%, 10/08/15	223,563,600,000	KRW	189,168,497
senior note, 1.57%, 7/09/16	199,245,100,000	KRW	168,461,812
			1,282,652,197
Total Foreign Government and Agency Securities
(Cost $8,118,918,775)			7,272,086,649
U.S. Government and Agency Securities (Cost $1,523,936,971) 2.5%
United States 2.5%
[j]FHLB, 9/01/15 - 9/04/15	1,523,943,000		1,523,942,049
Total Investments before Money Market Funds
(Cost $52,897,788,045)			47,721,216,313

	Shares
Money Market Funds (Cost $9,570,839,633) 15.7%
United States 15.7%
[l,m]Institutional Fiduciary Trust Money Market Portfolio	9,570,839,633		9,570,839,633
Total Investments (Cost $62,468,627,678) 94.0%			57,292,055,946
Other Assets, less Liabilities 6.0%			3,640,884,923
Net Assets 100.0%			$60,932,940,869

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(f).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2015, the aggregate value of these securities was $1,349,388,762, representing 2.21% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2015, the aggregate value of these securities was $5,290,979,041, representing 8.68% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount of security is adjusted for inflation. See Note 1(f).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iA supranational organization is an entity formed by two or more central governments through international treaties.

franklintempleton.com

Annual Report

| 23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
jThe security is traded on a discount basis with no stated coupon rate.
kPrincipal amount is stated in 10 Mexican Peso Units.
lNon-income producing.
mSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	26,179,074,000	42,027,732		9/01/15	$—	$(4,247,692)
Chilean Peso	MSCO	Sell	26,179,074,000	37,345,327		9/01/15	—	(434,713)
Chilean Peso	JPHQ	Buy	31,264,830,000	50,382,451		9/02/15	—	(5,267,126)
Chilean Peso	JPHQ	Sell	31,264,830,000	45,377,112		9/02/15	261,787	—
Euro	DBAB	Buy	88,663,500	99,613,442		9/02/15	—	(174,449)
Euro	DBAB	Sell	88,663,500	117,167,042		9/02/15	17,728,049	—
Chilean Peso	BZWS	Buy	30,271,200,000	48,464,938		9/03/15	—	(4,787,460)
Chilean Peso	BZWS	Sell	30,271,200,000	43,618,444		9/03/15	—	(59,034)
Chilean Peso	MSCO	Buy	37,199,100,000	59,563,087		9/03/15	—	(5,889,534)
Chilean Peso	MSCO	Sell	37,199,100,000	53,389,451		9/03/15	—	(284,102)
Chilean Peso	DBAB	Buy	24,242,714,800	38,480,500		9/04/15	—	(3,504,587)
Mexican Peso	HSBK	Buy	615,247,100	45,768,800		9/04/15	—	(8,940,741)
Chilean Peso	DBAB	Buy	43,749,547,500	70,850,464		9/08/15	—	(7,754,584)
Euro	DBAB	Buy	104,415,800	120,255,364		9/08/15	—	(3,139,467)
Euro	DBAB	Sell	104,415,800	137,747,412		9/08/15	20,631,515	—
Euro	JPHQ	Buy	345,200,000	409,171,824		9/08/15	—	(21,985,140)
Euro	JPHQ	Sell	410,375,000	533,938,913		9/08/15	73,649,992	—
Polish Zloty	DBAB	Buy	166,560,000	39,052,755	EUR	9/08/15	278,281	—
Singapore Dollar	MSCO	Buy	82,778,200	60,550,216		9/08/15	—	(1,903,432)
Chilean Peso	DBAB	Buy	12,019,520,000	19,713,826		9/09/15	—	(2,380,797)
Chilean Peso	BZWS	Buy	20,031,600,000	29,228,278		9/10/15	—	(343,907)
Indian Rupee	JPHQ	Buy	7,341,887,767	113,004,275		9/10/15	—	(2,583,399)
Indian Rupee	JPHQ	Sell	7,341,887,767	110,437,542		9/10/15	16,665	—
Polish Zloty	CITI	Buy	61,037,800	14,568,624	EUR	9/10/15	—	(188,101)
Polish Zloty	DBAB	Buy	406,382,000	96,753,012	EUR	9/10/15	—	(979,726)
Singapore Dollar	GSCO	Buy	87,786,250	64,213,481		9/10/15	—	(2,024,871)
Indian Rupee	CITI	Buy	3,154,839,000	48,187,552		9/11/15	—	(749,835)
Indian Rupee	CITI	Sell	3,154,839,000	47,242,273		9/11/15	—	(195,443)
Mexican Peso	CITI	Buy	1,158,913,000	85,584,849		9/11/15	—	(16,249,339)
Polish Zloty	BZWS	Buy	52,182,000	12,403,716	EUR	9/14/15	—	(105,931)
Polish Zloty	DBAB	Buy	365,020,000	86,956,017	EUR	9/14/15	—	(954,556)
Chilean Peso	DBAB	Buy	21,221,448,500	33,574,523		9/15/15	—	(2,988,574)
Singapore Dollar	HSBK	Buy	240,069,100	172,215,997		9/16/15	—	(2,200,301)
Chilean Peso	DBAB	Buy	13,621,865,000	21,364,280		9/17/15	—	(1,735,045)
Malaysian Ringgit	HSBK	Buy	418,125,000	111,369,327		9/17/15	—	(11,548,775)
Malaysian Ringgit	HSBK	Sell	418,125,000	98,614,387		9/17/15	—	(1,206,165)
Japanese Yen	BZWS	Sell	24,270,000,000	227,643,649		9/18/15	27,399,809	—
Singapore Dollar	DBAB	Buy	109,530,000	78,685,345		9/18/15	—	(1,124,597)
Chilean Peso	DBAB	Buy	13,453,500,000	21,019,452		9/21/15	—	(1,639,981)
Euro	BZWS	Sell	58,343,508	75,926,783		9/21/15	10,474,616	—
Singapore Dollar	HSBK	Buy	217,756,000	172,548,336		9/21/15	—	(18,373,586)
Chilean Peso	JPHQ	Buy	18,232,450,000	28,350,879		9/22/15	—	(2,089,856)
Euro	DBAB	Buy	203,050,000	233,902,635		9/23/15	—	(6,106,117)

24 | Annual Report

franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	DBAB	Sell	203,050,000	262,228,923		9/23/15	$34,432,404	$—
Hungarian Forint	JPHQ	Buy	9,861,822,000	31,344,188	EUR	9/23/15	117,003	—
Chilean Peso	MSCO	Buy	31,194,000,000	48,958,644		9/24/15	—	(4,036,797)
Euro	BZWS	Sell	87,741,063	113,131,572		9/24/15	14,695,726	—
Polish Zloty	DBAB	Buy	318,369,688	75,935,374	EUR	9/24/15	—	(975,062)
Hungarian Forint	JPHQ	Buy	7,894,536,000	25,064,406	EUR	9/25/15	123,098	—
Chilean Peso	DBAB	Buy	45,276,995,000	71,031,651		9/28/15	—	(5,853,197)
Euro	CITI	Sell	7,237,832	9,334,632		9/28/15	1,214,107	—
Euro	DBAB	Buy	176,088,661	202,863,118		9/28/15	—	(5,299,500)
Euro	DBAB	Sell	176,088,661	226,772,260		9/28/15	29,208,642	—
Indian Rupee	DBAB	Buy	900,181,000	13,436,680		9/28/15	47,756	—
Indian Rupee	HSBK	Buy	3,869,965,050	59,572,017		9/28/15	—	(1,601,121)
Indian Rupee	HSBK	Buy	22,984,769,550	297,683,518	EUR	9/28/15	10,317,218	—
Indian Rupee	HSBK	Sell	3,869,965,050	57,829,723		9/28/15	—	(141,173)
Malaysian Ringgit	DBAB	Buy	210,507,000	63,516,686		9/28/15	—	(13,213,122)
Malaysian Ringgit	DBAB	Sell	210,507,000	57,847,486		9/28/15	7,543,922	—
Malaysian Ringgit	HSBK	Buy	1,175,362,700	290,294,464		9/28/15	4,277,930	(13,703,194)
Malaysian Ringgit	HSBK	Sell	218,283,000	51,481,840		9/28/15	—	(679,907)
Mexican Peso	HSBK	Buy	1,303,182,600	95,576,282		9/28/15	—	(17,707,081)
Euro	BZWS	Sell	151,820,000	193,844,535		9/29/15	23,506,801	—
Japanese Yen	JPHQ	Sell	8,250,436,116	75,943,594		9/29/15	7,858,975	—
Chilean Peso	JPHQ	Buy	24,540,000,000	34,835,687		9/30/15	484,337	—
Euro	HSBK	Buy	135,560,000	156,485,313		9/30/15	—	(4,388,631)
Euro	HSBK	Sell	135,560,000	172,735,297		9/30/15	20,638,615	—
Indian Rupee	DBAB	Buy	4,138,651,600	63,318,441		9/30/15	—	(1,350,241)
Indian Rupee	DBAB	Sell	4,138,651,600	62,067,361		9/30/15	99,160	—
Japanese Yen	JPHQ	Sell	2,117,676,000	19,510,109		9/30/15	2,034,226	—
Malaysian Ringgit	HSBK	Buy	315,490,600	84,606,881		9/30/15	—	(9,202,818)
Malaysian Ringgit	HSBK	Sell	315,490,600	74,285,519		9/30/15	—	(1,118,544)
Mexican Peso	HSBK	Buy	603,492,100	43,690,154		9/30/15	—	(7,634,945)
Chilean Peso	DBAB	Buy	15,347,561,000	21,800,513		10/01/15	287,118	—
Euro	DBAB	Buy	301,000,000	356,510,420		10/01/15	—	(18,786,337)
Euro	DBAB	Sell	371,450,000	473,829,049		10/01/15	57,059,578	—
Euro	DBAB	Buy	3,565,000	4,107,422		10/05/15	—	(107,196)
Euro	DBAB	Sell	3,565,000	4,513,647		10/05/15	513,421	—
Indian Rupee	HSBK	Buy	3,044,997,250	46,887,011		10/05/15	—	(1,329,386)
Indian Rupee	HSBK	Sell	3,044,997,250	45,440,938		10/05/15	—	(116,687)
Chilean Peso	DBAB	Buy	23,157,342,000	36,288,243		10/07/15	—	(2,977,944)
Euro	DBAB	Sell	67,415,000	84,729,194		10/07/15	9,081,408	—
Euro	JPHQ	Buy	210,255,000	241,526,226		10/07/15	—	(5,594,678)
Euro	JPHQ	Sell	210,255,000	266,470,879		10/07/15	30,539,331	—
Japanese Yen	JPHQ	Sell	78,253,000,000	722,390,953		10/07/15	76,555,236	—
Malaysian Ringgit	HSBK	Buy	497,925,000	132,268,562		10/07/15	—	(13,289,498)
Malaysian Ringgit	HSBK	Sell	497,925,000	117,213,983		10/07/15	—	(1,765,080)
Philippine Peso	HSBK	Buy	2,511,000,000	55,479,452		10/07/15	—	(1,991,897)
Chilean Peso	CITI	Buy	20,803,900,000	32,201,687		10/08/15	—	(2,279,183)
Chilean Peso	MSCO	Buy	46,712,800,000	72,259,420		10/08/15	—	(5,071,829)
Euro	DBAB	Sell	319,800,000	405,682,290		10/09/15	46,815,837	—
Euro	GSCO	Sell	102,935,000	130,403,205		10/09/15	14,893,766	—
Indian Rupee	DBAB	Buy	4,490,441,000	69,906,562		10/09/15	—	(2,764,499)
Indian Rupee	DBAB	Sell	4,490,441,000	67,242,303		10/09/15	100,241	—
Japanese Yen	HSBK	Sell	38,917,825,000	361,194,691		10/09/15	39,990,307	—
Euro	HSBK	Buy	133,988,000	154,701,205		10/13/15	—	(4,335,171)

franklintempleton.com							Annual Report | 25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	HSBK	Sell	133,988,000	145,371,620		10/13/15	$—	$(4,994,413)
Japanese Yen	BZWS	Sell	19,705,372,000	183,005,754		10/13/15	20,360,564	—
Japanese Yen	DBAB	Sell	19,434,250,000	180,598,922		10/13/15	20,191,533	—
Euro	JPHQ	Sell	102,960,000	130,332,946		10/14/15	14,785,664	—
Chilean Peso	DBAB	Buy	28,491,051,750	44,028,824		10/15/15	—	(3,073,986)
Indian Rupee	JPHQ	Buy	13,393,792,667	207,120,347		10/19/15	—	(7,162,357)
Indian Rupee	JPHQ	Sell	13,393,792,667	200,011,837		10/19/15	53,848	—
Malaysian Ringgit	JPHQ	Buy	1,260,410,373	317,323,860	EUR	10/19/15	—	(55,094,266)
Euro	HSBK	Buy	137,930,000	159,269,840		10/20/15	—	(4,461,592)
Euro	HSBK	Sell	137,930,000	176,605,572		10/20/15	21,797,324	—
Indian Rupee	DBAB	Buy	4,833,959,000	75,165,937		10/20/15	—	(3,010,152)
Indian Rupee	DBAB	Sell	4,833,959,000	72,256,487		10/20/15	100,702	—
Malaysian Ringgit	JPHQ	Buy	244,314,016	73,001,469		10/20/15	—	(14,648,069)
Malaysian Ringgit	JPHQ	Sell	244,314,016	57,404,609		10/20/15	—	(948,791)
Mexican Peso	DBAB	Buy	1,955,968,680	141,398,733		10/21/15	—	(24,742,011)
Japanese Yen	BZWS	Sell	9,218,756,500	86,634,306		10/22/15	10,534,733	—
Mexican Peso	CITI	Buy	629,982,970	45,495,990		10/22/15	—	(7,926,001)
Mexican Peso	DBAB	Buy	1,798,400,870	129,792,211		10/22/15	—	(22,541,849)
Chilean Peso	DBAB	Buy	20,283,160,000	30,966,656		10/23/15	—	(1,830,018)
Chilean Peso	MSCO	Buy	30,202,971,000	46,006,049		10/23/15	—	(2,619,661)
Indian Rupee	DBAB	Buy	725,918,000	11,283,232		10/23/15	—	(452,574)
Indian Rupee	DBAB	Sell	725,918,000	10,844,308		10/23/15	13,650	—
Malaysian Ringgit	HSBK	Buy	190,522,200	56,979,454		10/23/15	—	(11,478,573)
Malaysian Ringgit	HSBK	Sell	190,522,200	44,807,667		10/23/15	—	(693,214)
Malaysian Ringgit	JPHQ	Buy	903,500,000	28,844,237,500	JPY	10/23/15	—	(22,332,855)
Chilean Peso	DBAB	Buy	16,894,600,000	24,575,393		10/26/15	—	(312,536)
Chilean Peso	JPHQ	Buy	13,842,935,000	20,990,045		10/26/15	—	(1,109,778)
Euro	DBAB	Sell	107,566,000	136,538,902		10/26/15	15,797,965	—
Euro	JPHQ	Buy	7,387,013	8,772,078		10/26/15	—	(480,286)
Euro	JPHQ	Sell	7,387,013	9,383,797		10/26/15	1,092,005	—
Malaysian Ringgit	DBAB	Buy	136,438,000	40,944,093		10/26/15	—	(8,362,973)
Malaysian Ringgit	DBAB	Sell	136,438,000	37,426,416		10/26/15	4,845,296	—
Malaysian Ringgit	HSBK	Buy	90,961,633	27,299,410		10/26/15	—	(5,577,955)
Malaysian Ringgit	HSBK	Sell	90,961,633	21,388,646		10/26/15	—	(332,809)
Malaysian Ringgit	JPHQ	Buy	32,000,000	9,598,714		10/26/15	—	(1,957,178)
Malaysian Ringgit	JPHQ	Sell	32,000,000	7,517,914		10/26/15	—	(123,622)
Singapore Dollar	DBAB	Buy	1,115,826,850	878,396,324		10/26/15	—	(89,583,726)
Singapore Dollar	HSBK	Buy	356,099,500	280,451,661		10/26/15	—	(28,713,883)
Euro	BZWS	Sell	280,805,419	356,614,458		10/27/15	41,409,987	—
Indian Rupee	DBAB	Buy	3,034,046,000	47,014,836		10/27/15	—	(1,774,929)
Indian Rupee	DBAB	Sell	3,034,046,000	45,297,790		10/27/15	57,884	—
Indian Rupee	JPHQ	Buy	2,855,265,000	44,230,781		10/27/15	—	(1,656,634)
Indian Rupee	JPHQ	Sell	2,855,265,000	42,579,354		10/27/15	5,206	—
Chilean Peso	DBAB	Buy	17,914,400,000	27,058,983		10/28/15	—	(1,335,894)
Euro	DBAB	Sell	175,760,000	223,584,296		10/28/15	26,290,109	—
Indian Rupee	JPHQ	Buy	41,308,437,210	536,682,308	EUR	10/28/15	13,408,119	—
Chilean Peso	JPHQ	Buy	23,075,040,000	34,473,803		10/29/15	—	(1,343,398)
Euro	GSCO	Sell	139,330,000	177,227,760		10/29/15	20,824,340	—
Indian Rupee	JPHQ	Buy	5,438,122,010	83,905,968		10/29/15	—	(2,844,461)
Indian Rupee	JPHQ	Sell	5,438,122,010	81,066,180		10/29/15	4,672	—
Euro	DBAB	Sell	189,168,918	241,559,250		10/30/15	29,206,080	—
Indian Rupee	DBAB	Buy	4,774,662,292	73,552,527		10/30/15	—	(2,391,616)
Indian Rupee	DBAB	Sell	4,774,662,292	71,242,350		10/30/15	81,439	—

26 | Annual Report							franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Indian Rupee	HSBK	Buy	6,669,238,000	102,866,049		10/30/15	$—	$(3,468,642)
Indian Rupee	HSBK	Sell	6,669,238,000	99,082,425		10/30/15	—	(314,982)
Malaysian Ringgit	JPHQ	Buy	115,374,900	34,548,555		10/30/15	—	(7,000,945)
Malaysian Ringgit	JPHQ	Sell	115,374,900	27,102,396		10/30/15	—	(445,214)
Chilean Peso	DBAB	Buy	10,855,470,000	16,152,291		11/02/15	—	(572,185)
Chilean Peso	JPHQ	Buy	13,008,500,000	19,166,789		11/03/15	—	(498,392)
Euro	DBAB	Sell	11,263,065	14,264,672		11/03/15	1,620,298	—
Mexican Peso	CITI	Buy	1,132,383,200	82,310,245		11/03/15	—	(14,842,161)
Chilean Peso	DBAB	Buy	21,710,940,000	31,991,365		11/04/15	—	(837,175)
Euro	UBSW	Sell	119,224,000	149,894,374		11/04/15	16,046,221	—
Chilean Peso	BZWS	Buy	36,205,800,000	52,990,560		11/05/15	—	(1,041,938)
Euro	DBAB	Sell	84,940,000	106,534,296		11/05/15	11,173,713	—
Indian Rupee	HSBK	Buy	3,044,997,250	46,927,477		11/05/15	—	(1,589,852)
Indian Rupee	HSBK	Sell	3,044,997,250	45,191,411		11/05/15	—	(146,214)
Japanese Yen	BOFA	Sell	6,474,170,000	56,990,933		11/05/15	3,537,171	—
Japanese Yen	SCNY	Sell	12,949,800,000	114,361,157		11/05/15	7,441,579	—
Chilean Peso	DBAB	Buy	35,759,440,000	52,341,101		11/06/15	—	(1,037,879)
Euro	BZWS	Sell	79,210,113	99,506,912		11/06/15	10,577,542	—
Euro	DBAB	Sell	65,665,000	82,452,257		11/06/15	8,730,015	—
Indian Rupee	DBAB	Buy	7,909,375,896	121,514,455		11/06/15	—	(3,769,327)
Indian Rupee	DBAB	Sell	7,909,375,896	117,892,024		11/06/15	146,896	—
Japanese Yen	BZWS	Sell	6,464,800,000	57,317,138		11/06/15	3,939,982	—
Chilean Peso	MSCO	Buy	37,874,227,200	54,916,449		11/09/15	—	(594,935)
Euro	GSCO	Sell	226,520,861	255,028,511		11/09/15	699,075	—
Mexican Peso	CITI	Buy	666,525,500	44,417,266		11/09/15	—	(4,722,061)
South Korean Won	JPHQ	Buy	861,667,250,000	91,522,629,264	JPY	11/09/15	—	(28,611,264)
Chilean Peso	CITI	Buy	29,155,220,000	42,312,198		11/10/15	—	(500,051)
Chilean Peso	MSCO	Buy	27,899,910,000	40,393,673		11/10/15	—	(381,794)
Euro	DBAB	Sell	70,759,000	88,374,453		11/10/15	8,927,351	—
Indian Rupee	DBAB	Buy	4,385,197,150	67,856,049		11/10/15	—	(2,617,322)
Indian Rupee	DBAB	Sell	4,385,197,150	65,314,226		11/10/15	75,500	—
Indian Rupee	JPHQ	Buy	5,912,162,767	91,512,464		11/10/15	—	(3,557,019)
Indian Rupee	JPHQ	Sell	5,912,162,767	87,952,436		11/10/15	—	(3,009)
Japanese Yen	CITI	Sell	9,190,446,650	80,616,185		11/10/15	4,730,200	—
South Korean Won	DBAB	Buy	228,000,000,000	24,245,002,126	JPY	11/10/15	—	(7,808,121)
Chilean Peso	DBAB	Buy	53,304,740,500	77,850,954		11/12/15	—	(1,420,205)
Euro	DBAB	Sell	377,328,000	469,167,906		11/12/15	45,494,407	—
Euro	JPHQ	Sell	101,421,123	127,085,738		11/12/15	13,207,515	—
Euro	MSCO	Sell	178,075,514	222,631,603		11/12/15	22,683,876	—
Euro	UBSW	Sell	96,724,000	120,567,675		11/12/15	11,963,502	—
Japanese Yen	CITI	Sell	24,889,202,000	213,323,881		11/12/15	7,806,649	—
Japanese Yen	HSBK	Sell	6,367,072,000	55,813,565		11/12/15	3,238,838	—
Japanese Yen	JPHQ	Sell	9,028,069,000	79,324,403		11/12/15	4,777,066	—
Mexican Peso	CITI	Buy	435,292,000	31,375,788		11/12/15	—	(5,457,271)
Singapore Dollar	HSBK	Buy	139,904,000	100,875,333		11/12/15	—	(2,037,708)
Euro	BZWS	Sell	131,886,000	164,618,786		11/13/15	16,531,113	—
Euro	CITI	Buy	41,200,000	47,641,620		11/13/15	—	(1,380,363)
Euro	CITI	Sell	100,069,509	112,055,835		11/13/15	—	(306,817)
Euro	GSCO	Sell	316,018,000	353,001,587		11/13/15	—	(1,837,974)
Euro	SCNY	Sell	39,305,000	43,943,776		11/13/15	—	(189,688)
Indian Rupee	HSBK	Buy	6,355,572,000	98,193,438		11/13/15	—	(3,687,775)
Indian Rupee	HSBK	Sell	6,355,572,000	94,198,488		11/13/15	—	(307,175)
Japanese Yen	GSCO	Sell	16,608,958,000	138,793,134		11/13/15	1,646,292	—

franklintempleton.com							Annual Report | 27

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Japanese Yen	SCNY	Sell	12,414,879,000	103,736,549		11/13/15	$1,221,903	$—
Mexican Peso	CITI	Buy	906,059,000	65,511,659		11/13/15	—	(11,566,143)
Chilean Peso	DBAB	Buy	28,491,051,750	41,492,830		11/16/15	—	(656,841)
Chilean Peso	JPHQ	Buy	32,660,995,000	47,393,158		11/16/15	—	(580,424)
Euro	DBAB	Sell	102,118,400	127,796,072		11/16/15	13,126,536	—
Euro	GSCO	Sell	305,905,000	344,782,466		11/16/15	1,279,391	—
Euro	MSCO	Sell	231,893,680	290,179,336		11/16/15	29,784,140	—
Indian Rupee	DBAB	Buy	2,891,384,000	44,719,846		11/16/15	—	(1,746,823)
Indian Rupee	DBAB	Sell	2,891,384,000	43,032,951		11/16/15	59,928	—
Japanese Yen	CITI	Sell	12,414,890,000	103,743,576		11/16/15	1,224,480	—
Japanese Yen	MSCO	Sell	3,400,000,000	29,649,008		11/16/15	1,572,648	—
Japanese Yen	SCNY	Sell	9,153,053,700	79,951,902		11/16/15	4,368,245	—
Singapore Dollar	DBAB	Buy	95,420,000	71,086,940		11/16/15	—	(3,685,972)
Chilean Peso	MSCO	Buy	88,618,710,000	128,233,588		11/17/15	—	(1,229,381)
Euro	UBSW	Sell	180,000,000	225,189,000		11/17/15	23,061,918	—
South Korean Won	JPHQ	Buy	743,500,000,000	79,933,344,084	JPY	11/17/15	—	(32,835,632)
Australian Dollar	JPHQ	Sell	897,312,000	721,797,773		11/18/15	85,592,979	—
Euro	DBAB	Sell	69,738,000	86,986,580		11/18/15	8,674,378	—
Euro	UBSW	Sell	59,525,000	74,221,723		11/18/15	7,378,196	—
Japanese Yen	BOFA	Sell	42,218,712,250	355,708,720		11/18/15	7,067,133	—
Japanese Yen	DBAB	Sell	10,792,263,000	93,052,794		11/18/15	3,930,424	—
Singapore Dollar	HSBK	Buy	84,114,500	59,829,646		11/18/15	—	(418,919)
Chilean Peso	BZWS	Buy	28,455,376,000	40,513,673		11/19/15	271,016	(11,639)
Euro	DBAB	Sell	126,551,139	158,514,407		11/19/15	16,401,358	—
Indian Rupee	JPHQ	Buy	2,855,265,000	43,181,444		11/19/15	—	(766,040)
Indian Rupee	JPHQ	Sell	2,855,265,000	42,410,175		11/19/15	—	(5,229)
Japanese Yen	CITI	Sell	13,358,646,000	115,354,657		11/19/15	5,037,565	—
Malaysian Ringgit	DBAB	Buy	79,333,360	23,213,179		11/19/15	—	(4,374,818)
Malaysian Ringgit	DBAB	Sell	79,333,360	21,729,214		11/19/15	2,890,853	—
Euro	BZWS	Sell	449,792,000	565,412,556		11/20/15	60,300,689	—
Euro	DBAB	Sell	133,816,000	167,960,491		11/20/15	17,686,476	—
Japanese Yen	CITI	Sell	15,005,634,000	129,470,526		11/20/15	5,550,679	—
Malaysian Ringgit	HSBK	Buy	218,456,900	63,747,673		11/20/15	—	(11,887,483)
Malaysian Ringgit	HSBK	Sell	218,456,900	51,286,982		11/20/15	—	(573,208)
Chilean Peso	DBAB	Buy	20,505,700,000	29,747,291		11/23/15	—	(376,482)
Euro	GSCO	Sell	202,057,000	226,808,983		11/23/15	—	(111,444)
Euro	MSCO	Sell	57,920,996	72,850,132		11/23/15	7,801,869	—
Indian Rupee	JPHQ	Buy	3,511,942,000	54,313,141		11/23/15	—	(2,176,776)
Indian Rupee	JPHQ	Sell	3,511,942,000	52,129,167		11/23/15	—	(7,197)
Japanese Yen	HSBK	Sell	2,816,138,000	24,090,145		11/24/15	832,536	—
South Korean Won	JPHQ	Buy	743,500,000,000	81,287,035,618	JPY	11/24/15	—	(44,195,049)
Euro	MSCO	Sell	100,965,680	125,870,885		11/25/15	12,477,071	—
Chilean Peso	CITI	Buy	53,031,580,000	74,977,492		11/27/15	951,628	—
Chilean Peso	JPHQ	Buy	10,953,800,000	15,474,747		11/27/15	208,594	—
Indian Rupee	CITI	Buy	3,154,839,000	40,482,097	EUR	11/27/15	1,337,626	—
Malaysian Ringgit	HSBK	Buy	1,697,940,404	346,024,130	EUR	11/27/15	13,677,130	—
Singapore Dollar	BZWS	Buy	128,018,000	95,603,600		11/27/15	—	(5,214,132)
Chilean Peso	DBAB	Buy	39,886,100,000	57,861,288		11/30/15	—	(769,317)
Chilean Peso	MSCO	Buy	26,179,074,000	37,033,631		11/30/15	438,443	—
Euro	DBAB	Sell	277,024,466	345,347,010		11/30/15	34,193,829	—
Indian Rupee	DBAB	Buy	37,183,634,938	479,240,127	EUR	11/30/15	13,088,999	—
Malaysian Ringgit	HSBK	Buy	337,619,000	91,582,531		11/30/15	—	(11,630,025)
Malaysian Ringgit	HSBK	Sell	337,619,000	79,225,390		11/30/15	—	(727,116)

28 | Annual Report							franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Malaysian Ringgit	JPHQ	Buy	913,144,316	186,466,340	EUR	11/30/15	$6,805,753	$—
Mexican Peso	CITI	Buy	1,775,831,900	127,308,904		11/30/15	—	(21,705,914)
Singapore Dollar	DBAB	Buy	265,323,000	197,472,355		11/30/15	—	(10,155,414)
Chilean Peso	JPHQ	Buy	31,264,830,000	45,014,513		12/01/15	—	(266,586)
Euro	GSCO	Sell	203,544,000	222,388,104		12/01/15	—	(6,236,602)
Malaysian Ringgit	HSBK	Buy	1,546,040,876	320,257,043	EUR	12/01/15	6,407,971	—
Chilean Peso	BZWS	Buy	30,271,200,000	43,281,670		12/02/15	40,469	—
Chilean Peso	MSCO	Buy	37,199,100,000	52,986,397		12/02/15	250,494	—
Euro	CITI	Sell	72,203,000	90,112,954		12/04/15	9,008,201	—
Euro	DBAB	Sell	131,065,000	163,529,801		12/04/15	16,306,078	—
Euro	CITI	Sell	63,090,000	78,174,819		12/07/15	7,302,311	—
Euro	HSBK	Buy	21,570,052	24,471,008		12/09/15	—	(239,193)
Euro	HSBK	Sell	21,570,052	26,571,716		12/09/15	2,339,901	—
Euro	SCNY	Sell	226,537,356	279,846,127		12/09/15	25,353,868	—
Japanese Yen	HSBK	Sell	42,738,600,000	341,348,988		12/09/15	—	(11,730,089)
Singapore Dollar	DBAB	Buy	150,355,000	111,172,317		12/09/15	—	(5,048,532)
Singapore Dollar	GSCO	Buy	87,786,250	64,796,464		12/09/15	—	(2,835,045)
Euro	MSCO	Sell	44,121,607	55,302,243		12/11/15	5,733,997	—
Mexican Peso	CITI	Buy	3,720,141,250	245,098,548		12/11/15	—	(24,070,952)
Euro	DBAB	Sell	129,470,000	161,105,995		12/14/15	15,644,653	—
Singapore Dollar	JPHQ	Buy	135,883,000	100,983,205		12/14/15	—	(5,087,228)
Euro	BOFA	Sell	177,095,041	220,208,829		12/15/15	21,236,090	—
Euro	JPHQ	Buy	127,432,000	146,539,154		12/15/15	—	(3,364,654)
Euro	JPHQ	Sell	127,432,000	159,077,189		12/15/15	15,902,688	—
Malaysian Ringgit	DBAB	Buy	151,275,000	42,249,686		12/15/15	—	(6,418,756)
Malaysian Ringgit	DBAB	Sell	151,275,000	41,360,219		12/15/15	5,529,289	—
Mexican Peso	CITI	Buy	1,460,250,600	93,045,151		12/15/15	—	(6,314,278)
Polish Zloty	DBAB	Buy	35,195,600	8,287,167	EUR	12/15/15	—	(21,737)
Singapore Dollar	DBAB	Buy	150,260,000	111,472,977		12/16/15	—	(5,436,619)
Euro	CITI	Sell	149,674,000	186,857,961		12/17/15	18,686,994	—
Australian Dollar	CITI	Sell	121,932,400	93,496,057		12/18/15	7,165,573	—
Mexican Peso	CITI	Buy	973,603,510	64,116,135		12/18/15	—	(6,303,479)
Japanese Yen	DBAB	Sell	24,707,170,000	211,497,774		12/21/15	7,320,954	—
Japanese Yen	HSBK	Sell	24,745,070,000	211,586,746		12/21/15	7,096,726	—
Japanese Yen	BZWS	Sell	12,521,550,000	105,897,651		12/22/15	2,418,583	—
Japanese Yen	CITI	Sell	19,533,646,000	165,427,219		12/22/15	3,999,643	—
Singapore Dollar	HSBK	Buy	163,895,000	121,427,989		12/22/15	—	(5,788,645)
Euro	BZWS	Sell	57,908,589	70,580,499		1/05/16	5,490,584	—
Japanese Yen	DBAB	Sell	10,434,667,000	87,609,711		1/07/16	1,341,909	—
Japanese Yen	GSCO	Sell	6,380,360,000	53,881,349		1/08/16	1,130,883	—
Euro	BZWS	Sell	121,560,662	144,649,895		1/11/16	7,997,816	—
Euro	UBSW	Sell	23,478,000	27,908,768		1/11/16	1,516,040	—
Malaysian Ringgit	JPHQ	Buy	224,973,000	60,861,085		1/11/16	—	(7,555,140)
Malaysian Ringgit	JPHQ	Sell	224,973,000	52,563,785		1/11/16	—	(742,159)
Mexican Peso	CITI	Buy	1,413,203,530	88,061,038		1/11/16	—	(4,307,688)
Euro	CITI	Sell	29,000,000	34,457,800		1/13/16	1,856,219	—
Euro	SCNY	Sell	49,935,936	59,311,408		1/13/16	3,173,805	—
Malaysian Ringgit	DBAB	Buy	1,263,085,810	294,281,543	EUR	1/13/16	—	(31,540,936)
Japanese Yen	CITI	Sell	3,332,090,000	28,105,621		1/14/16	552,947	—
Japanese Yen	SCNY	Sell	3,331,470,000	28,275,929		1/14/16	728,382	—
Euro	CITI	Sell	192,914,073	228,689,988		1/15/16	11,808,708	—
Euro	JPHQ	Sell	102,670,589	121,477,380		1/15/16	6,051,230	—
Japanese Yen	BZWS	Sell	22,053,780,000	187,702,927		1/15/16	5,338,107	—

franklintempleton.com							Annual Report | 29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Japanese Yen	JPHQ	Sell	14,336,430,000	121,561,101		1/15/16	$3,011,788	$—
Malaysian Ringgit	JPHQ	Buy	54,220,000	14,708,914		1/15/16	—	(1,861,148)
Malaysian Ringgit	JPHQ	Buy	1,281,008,255	297,798,088	EUR	1/15/16	—	(31,252,975)
Malaysian Ringgit	JPHQ	Sell	54,220,000	12,665,265		1/15/16	—	(182,501)
Euro	BZWS	Sell	177,042,000	201,734,413		1/19/16	4,503,220	(1,822,135)
Euro	DBAB	Sell	137,436,000	162,435,608		1/19/16	7,912,427	—
Euro	GSCO	Sell	198,383,000	228,349,881		1/19/16	6,790,439	(1,488,175)
Euro	JPHQ	Sell	75,805,000	89,574,978		1/19/16	4,345,273	—
Japanese Yen	HSBK	Sell	12,607,090,000	102,698,724		1/19/16	—	(1,561,062)
Japanese Yen	SCNY	Sell	10,082,050,000	81,663,805		1/19/16	—	(1,714,070)
Malaysian Ringgit	JPHQ	Buy	25,017,400	6,730,535		1/19/16	—	(802,195)
Malaysian Ringgit	JPHQ	Sell	25,017,400	5,842,457		1/19/16	—	(85,884)
Euro	BZWS	Sell	158,260,000	172,611,017		1/20/16	—	(5,328,760)
Euro	GSCO	Sell	91,986,000	100,237,144		1/20/16	—	(3,187,400)
Japanese Yen	JPHQ	Sell	19,676,275,000	169,347,870		1/20/16	6,622,283	—
Malaysian Ringgit	JPHQ	Buy	1,232,791,836	289,768,671	EUR	1/20/16	—	(33,664,752)
Euro	BZWS	Sell	139,061,000	162,298,093		1/21/16	5,941,581	—
Euro	CITI	Sell	42,223,091	49,243,735		1/22/16	1,768,252	—
Euro	DBAB	Sell	87,055,000	94,785,484		1/22/16	—	(3,098,827)
Euro	JPHQ	Sell	25,614,073	29,873,693		1/22/16	1,073,327	—
Japanese Yen	DBAB	Sell	25,032,090,000	202,590,563		1/22/16	—	(4,438,851)
Japanese Yen	HSBK	Sell	10,034,848,500	81,173,318		1/22/16	—	(1,820,503)
Euro	JPHQ	Sell	76,519,000	89,575,360		1/25/16	3,532,490	—
Malaysian Ringgit	HSBK	Buy	149,324,973	40,017,412		1/25/16	—	(4,629,273)
Malaysian Ringgit	HSBK	Sell	149,324,973	34,905,323		1/25/16	—	(482,816)
Singapore Dollar	JPHQ	Buy	136,940,000	99,585,485		1/25/16	—	(3,054,827)
Euro	BZWS	Sell	94,940,000	107,792,028		1/27/16	1,031,103	—
Euro	DBAB	Sell	57,486,735	63,396,371		1/27/16	—	(1,248,004)
Euro	GSCO	Sell	53,052,700	58,331,178		1/27/16	—	(1,327,083)
Japanese Yen	GSCO	Sell	15,371,620,000	131,409,446		1/27/16	4,261,447	—
Japanese Yen	JPHQ	Sell	7,902,175,000	63,897,784		1/27/16	—	(1,465,902)
Japanese Yen	HSBK	Sell	17,605,035,074	150,447,882		1/28/16	4,822,266	—
Euro	CITI	Sell	81,493,700	92,847,402		1/29/16	1,203,278	—
Japanese Yen	DBAB	Sell	13,902,366,365	118,584,448		1/29/16	3,583,717	—
Malaysian Ringgit	HSBK	Buy	31,057,000	8,005,413		1/29/16	—	(644,907)
Malaysian Ringgit	HSBK	Sell	31,057,000	7,258,004		1/29/16	—	(102,502)
Mexican Peso	CITI	Buy	632,490,760	41,836,933		2/05/16	—	(4,428,034)
Euro	BZWS	Sell	202,258,000	222,168,278		2/08/16	—	(5,327,727)
Euro	CITI	Sell	80,318,000	92,253,255		2/09/16	1,911,255	—
Euro	GSCO	Sell	127,740,000	146,837,130		2/09/16	3,154,680	—
Japanese Yen	CITI	Sell	12,481,439,000	107,006,387		2/09/16	3,730,853	—
Mexican Peso	CITI	Buy	666,525,500	44,143,685		2/09/16	—	(4,734,504)
Euro	HSBK	Buy	73,778,000	83,795,577		2/10/16	—	(808,123)
Euro	HSBK	Sell	73,778,000	83,792,626		2/10/16	805,172	—
Malaysian Ringgit	DBAB	Buy	427,337,301	98,281,388	EUR	2/10/16	—	(9,254,614)
Malaysian Ringgit	HSBK	Buy	137,320,000	34,564,172		2/10/16	—	(2,014,203)
Malaysian Ringgit	HSBK	Sell	137,320,000	32,065,382		2/10/16	—	(484,586)
Singapore Dollar	DBAB	Buy	139,923,000	101,012,850		2/10/16	—	(2,422,682)
Euro	BZWS	Sell	150,959,000	171,564,904		2/11/16	1,758,791	—
Malaysian Ringgit	HSBK	Buy	82,678,945	20,623,334		2/11/16	—	(1,025,078)
Malaysian Ringgit	HSBK	Sell	82,678,945	19,303,980		2/11/16	—	(294,276)
Mexican Peso	MSCO	Buy	1,198,560,000	79,061,379		2/11/16	—	(8,206,399)
Euro	BZWS	Sell	28,000,000	30,802,380		2/12/16	—	(694,033)

30 | Annual Report							franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	GSCO	Sell	171,944,000	188,920,031		2/12/16	$—	$(4,494,939)
Japanese Yen	CITI	Sell	18,760,200,000	150,938,933		2/12/16	—	(4,300,925)
Japanese Yen	GSCO	Sell	5,856,880,500	49,699,864		2/12/16	1,234,427	—
Japanese Yen	HSBK	Sell	10,857,850,000	92,172,684		2/12/16	2,324,436	—
Malaysian Ringgit	HSBK	Buy	62,400,000	15,553,340		2/12/16	—	(761,820)
Malaysian Ringgit	HSBK	Sell	62,400,000	14,567,867		2/12/16	—	(223,654)
Mexican Peso	CITI	Buy	1,155,788,000	75,586,162		2/12/16	—	(7,265,233)
Mexican Peso	MSCO	Buy	1,244,214,000	81,614,562		2/12/16	—	(8,066,596)
Singapore Dollar	BZWS	Buy	38,999,058	28,046,787		2/12/16	—	(569,439)
Euro	SCNY	Sell	140,680,000	160,027,017		2/16/16	1,767,289	—
Japanese Yen	CITI	Sell	37,564,700,000	315,964,471		2/16/16	5,086,692	—
Euro	GSCO	Sell	74,206,000	85,257,500		2/17/16	1,776,848	—
Japanese Yen	GSCO	Sell	20,850,739,790	176,807,569		2/17/16	4,246,739	—
Mexican Peso	MSCO	Buy	1,131,302,320	73,854,441		2/17/16	—	(7,007,856)
Malaysian Ringgit	HSBK	Buy	51,597,000	12,270,101		2/19/16	—	(38,235)
Malaysian Ringgit	HSBK	Sell	51,597,000	12,039,902		2/19/16	—	(191,964)
South Korean Won	JPHQ	Buy	523,500,000,000	55,743,081,362	JPY	2/19/16	—	(20,184,934)
Euro	BZWS	Sell	165,746,000	189,973,093		2/22/16	3,492,512	—
Euro	DBAB	Sell	148,587,110	164,524,563		2/22/16	—	(2,650,576)
Euro	JPHQ	Buy	141,425,000	162,843,816		2/22/16	—	(3,726,757)
Euro	JPHQ	Sell	141,425,000	156,710,921		2/22/16	—	(2,406,139)
Malaysian Ringgit	HSBK	Buy	571,500,000	137,545,126		2/22/16	—	(2,056,871)
Malaysian Ringgit	HSBK	Sell	571,500,000	133,325,557		2/22/16	—	(2,162,699)
Malaysian Ringgit	JPHQ	Buy	177,750,000	42,754,059		2/22/16	—	(614,011)
Malaysian Ringgit	JPHQ	Sell	177,750,000	41,423,911		2/22/16	—	(716,137)
Japanese Yen	DBAB	Sell	4,271,575,000	34,721,759		2/24/16	—	(636,084)
Japanese Yen	HSBK	Sell	8,572,756,000	69,671,714		2/24/16	—	(1,289,036)
Malaysian Ringgit	HSBK	Buy	571,500,000	136,935,426		2/24/16	—	(1,443,601)
Singapore Dollar	DBAB	Buy	84,117,000	59,687,079		2/24/16	—	(440,715)
Japanese Yen	BZWS	Sell	9,408,100,000	79,714,799		2/25/16	1,837,540	—
Japanese Yen	HSBK	Sell	6,688,700,000	56,700,236		2/25/16	1,333,305	—
Mexican Peso	CITI	Buy	645,757,100	41,801,987		2/25/16	—	(3,669,966)
Euro	BOFA	Sell	143,335,694	163,664,995		2/26/16	2,385,218	—
Euro	BZWS	Sell	411,968,926	470,110,101		2/26/16	6,567,107	—
Euro	GSCO	Sell	305,100,791	353,886,408		2/26/16	10,590,287	—
Japanese Yen	BZWS	Sell	29,025,800,000	244,541,051		2/26/16	4,268,627	—
Euro	HSBK	Sell	195,181,803	223,389,477		2/29/16	3,757,886	—
Japanese Yen	BZWS	Sell	42,387,239,840	358,882,387		2/29/16	7,978,909	—
Japanese Yen	HSBK	Sell	14,893,097,250	124,701,476		2/29/16	1,408,720	—
Malaysian Ringgit	JPHQ	Buy	227,033,719	53,219,344		2/29/16	600,607	—
Mexican Peso	MSCO	Buy	274,416,700	17,767,349		2/29/16	—	(1,568,431)
Malaysian Ringgit	HSBK	Buy	1,546,040,875	318,246,372	EUR	3/01/16	8,353,374	—
Euro	DBAB	Sell	88,663,500	99,932,631		3/02/16	157,679	—
Japanese Yen	JPHQ	Sell	12,728,600,000	107,416,612		3/03/16	2,034,745	—
Japanese Yen	HSBK	Sell	9,813,450,000	82,552,681		3/04/16	1,303,711	—
Euro	HSBK	Buy	29,251,000	33,241,275		3/09/16	—	(318,876)
Euro	HSBK	Sell	29,251,000	32,524,187		3/09/16	—	(398,212)
Japanese Yen	BZWS	Sell	35,663,421,500	299,024,211		3/09/16	3,717,247	—
Japanese Yen	MSCO	Sell	6,405,061,130	53,681,944		3/09/16	645,553	—
Euro	CITI	Sell	109,690,000	120,362,837		3/10/16	—	(3,097,763)
Euro	MSCO	Sell	82,877,000	90,845,624		3/10/16	—	(2,435,844)
Mexican Peso	CITI	Buy	1,553,290,800	97,560,551		3/11/16	—	(5,956,503)
Mexican Peso	CITI	Buy	285,979,900	17,816,397		3/14/16	—	(955,345)

franklintempleton.com							Annual Report | 31

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Mexican Peso	JPHQ	Buy	1,456,663,741	90,752,211		3/14/16	$—	$(4,868,959)
Euro	CITI	Sell	6,192,249	6,634,995		3/16/16	—	(335,655)
Japanese Yen	CITI	Sell	8,267,822,900	68,829,809		3/16/16	356,992	—
Mexican Peso	CITI	Buy	267,082,700	16,761,811		3/18/16	—	(1,020,363)
Mexican Peso	JPHQ	Buy	1,108,360,000	69,642,476		3/18/16	—	(4,317,423)
Malaysian Ringgit	HSBK	Buy	116,686,000	30,654,407		3/21/16	—	(3,033,956)
Malaysian Ringgit	HSBK	Sell	116,686,000	27,167,870		3/21/16	—	(452,581)
Japanese Yen	CITI	Sell	25,386,870,000	211,071,785		3/22/16	790,005	—
Japanese Yen	MSCO	Sell	12,384,230,000	102,949,690		3/22/16	369,973	—
Euro	BZWS	Sell	4,383,502	4,709,678		3/23/16	—	(225,697)
Mexican Peso	CITI	Buy	1,615,454,200	103,034,301		3/23/16	—	(7,863,038)
Japanese Yen	DBAB	Sell	6,258,238,000	52,121,579		3/24/16	281,413	—
Japanese Yen	BZWS	Sell	17,003,283,330	143,540,921		3/28/16	2,679,929	—
Malaysian Ringgit	HSBK	Buy	145,031,000	38,380,174		3/28/16	—	(4,067,116)
Malaysian Ringgit	HSBK	Sell	145,031,000	33,751,687		3/28/16	—	(561,370)
Euro	BOFA	Sell	856,834,289	946,305,723		3/29/16	—	(18,543,386)
Euro	BOFA	Sell	240,642,023	266,815,452		3/30/16	—	(4,169,156)
Euro	GSCO	Sell	102,050,000	112,091,720		3/31/16	—	(2,828,582)
Euro	CITI	Sell	108,189,525	120,066,787		4/08/16	—	(1,791,120)
Malaysian Ringgit	HSBK	Buy	93,511,500	25,008,424		4/11/16	—	(2,906,145)
Malaysian Ringgit	HSBK	Sell	93,511,500	21,739,277		4/11/16	—	(363,002)
Euro	DBAB	Sell	113,621,500	123,032,769		4/13/16	—	(4,958,988)
Euro	SCNY	Sell	66,994,000	71,899,636		4/13/16	—	(3,567,417)
Japanese Yen	CITI	Sell	6,890,100,000	57,675,116		4/13/16	572,225	—
Mexican Peso	CITI	Buy	618,239,190	39,896,180		4/13/16	—	(3,539,846)
Euro	JPHQ	Buy	214,266,000	246,984,418		4/14/16	—	(5,613,279)
Euro	JPHQ	Sell	214,266,000	228,968,933		4/14/16	—	(12,402,206)
Euro	HSBK	Buy	117,406,000	133,531,714		4/18/16	—	(1,260,677)
Euro	HSBK	Sell	117,406,000	125,096,093		4/18/16	—	(7,174,944)
Japanese Yen	BZWS	Sell	2,679,000,000	22,623,823		4/18/16	418,358	—
Malaysian Ringgit	JPHQ	Buy	19,310,000	5,183,753		4/27/16	—	(624,777)
Malaysian Ringgit	JPHQ	Sell	19,310,000	4,478,200		4/27/16	—	(80,776)
Euro	BZWS	Sell	41,793,000	45,678,286		4/29/16	—	(1,418,861)
Euro	SCNY	Sell	236,418,000	260,367,143		4/29/16	—	(6,055,785)
Euro	BZWS	Sell	202,926,342	228,205,384		5/05/16	—	(508,798)
Euro	BZWS	Sell	78,607,000	88,071,283		5/09/16	—	(533,732)
Malaysian Ringgit	DBAB	Buy	427,337,301	97,356,655	EUR	5/10/16	—	(8,942,099)
Euro	BZWS	Sell	205,897,795	236,494,207		5/18/16	4,357,289	—
Indonesian Rupiah	JPHQ	Buy 1,393,097,000,000		123,468,670	AUD	5/18/16	4,122,609	—
Japanese Yen	CITI	Sell	42,148,693,500	356,467,300		5/18/16	6,845,175	—
Indonesian Rupiah	JPHQ	Buy 1,823,573,000,000		162,485,343	AUD	5/19/16	4,761,884	—
Japanese Yen	BOFA	Sell	42,084,293,750	353,845,778		5/19/16	4,749,065	—
Japanese Yen	BZWS	Sell	42,198,117,500	354,725,265		5/19/16	4,684,364	—
Japanese Yen	HSBK	Sell	42,232,203,900	356,736,106		5/19/16	6,412,452	—
Japanese Yen	JPHQ	Sell	9,694,306,000	81,624,919		5/20/16	1,206,901	—
Malaysian Ringgit	HSBK	Buy	632,620,000	172,757,312		5/20/16	—	(23,639,708)
Euro	BZWS	Sell	251,880,551	282,490,335		5/23/16	—	(1,523,950)
Euro	DBAB	Sell	145,693,000	163,251,920		5/23/16	—	(1,027,906)
Malaysian Ringgit	HSBK	Buy	36,030,800	9,731,479		5/23/16	—	(1,240,284)
Euro	BZWS	Sell	449,846,411	523,969,853		5/26/16	16,696,989	—
Euro	JPHQ	Buy	37,226,387	42,951,805		5/26/16	—	(973,175)
Euro	JPHQ	Sell	37,226,387	41,731,338		5/26/16	—	(247,292)
Japanese Yen	BZWS	Sell	12,841,448,000	109,056,883		5/26/16	2,516,023	—

32 | Annual Report							franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Japanese Yen	SCNY	Sell	11,809,161,000	99,621,740		5/26/16	$1,645,392	$—
Mexican Peso	HSBK	Buy	531,511,160	34,084,338		5/26/16	—	(2,943,689)
Euro	BZWS	Sell	50,325,351	54,886,841		5/31/16	—	(1,870,875)
Malaysian Ringgit	HSBK	Buy	148,382,600	40,103,405		5/31/16	—	(5,154,748)
Mexican Peso	HSBK	Buy	475,193,807	30,072,702		5/31/16	—	(2,244,268)
Mexican Peso	JPHQ	Buy	1,552,000,000	98,430,316		5/31/16	—	(7,541,650)
Euro	BZWS	Sell	165,594,422	184,211,375		6/06/16	—	(2,580,934)
Euro	DBAB	Sell	196,930,000	220,721,113		6/06/16	—	(1,418,068)
Euro	HSBK	Buy	406,025,025	462,350,847		6/06/16	—	(4,350,204)
Euro	HSBK	Sell	406,025,025	460,286,209		6/06/16	2,285,567	—
Mexican Peso	CITI	Buy	1,672,699,230	105,184,671		6/06/16	—	(7,281,649)
Euro	GSCO	Sell	102,043,700	116,198,182		6/08/16	1,085,135	—
Japanese Yen	CITI	Sell	28,538,800,000	231,654,189		6/08/16	—	(5,219,924)
Mexican Peso	CITI	Buy	1,670,822,000	104,593,070		6/08/16	—	(6,817,911)
Japanese Yen	BZWS	Sell	35,594,850,000	286,648,386		6/10/16	—	(8,810,593)
Japanese Yen	CITI	Sell	12,207,090,000	98,384,767		6/10/16	—	(2,941,530)
Japanese Yen	HSBK	Sell	37,908,340,000	305,798,734		6/10/16	—	(8,863,625)
Euro	GSCO	Sell	104,415,800	118,924,375		6/13/16	1,118,421	—
Japanese Yen	DBAB	Sell	12,553,300,000	101,938,350		6/13/16	—	(2,271,828)
Mexican Peso	CITI	Buy	1,708,391,910	107,696,647		6/13/16	—	(7,768,880)
Euro	DBAB	Sell	70,474,000	80,307,942		6/15/16	791,852	—
Japanese Yen	CITI	Sell	4,208,470,000	34,312,562		6/16/16	—	(627,098)
Australian Dollar	CITI	Sell	245,796,300	186,991,993		6/20/16	14,307,790	—
Australian Dollar	JPHQ	Sell	615,570,000	467,051,426		6/20/16	34,582,691	—
Euro	BZWS	Sell	19,959,932	22,921,487		6/22/16	396,066	—
Japanese Yen	DBAB	Sell	24,749,910,000	202,536,088		6/22/16	—	(2,983,153)
Mexican Peso	CITI	Buy	1,314,260,000	83,940,729		6/22/16	—	(7,130,195)
Indonesian Rupiah	JPHQ	Buy 4,758,980,000,000		432,634,545	AUD	6/23/16	4,099,728	—
Malaysian Ringgit	HSBK	Buy	167,392,229	43,934,968		6/23/16	—	(4,574,586)
Indonesian Rupiah	JPHQ	Buy 2,084,500,000,000		189,897,057	AUD	6/24/16	1,489,078	—
Japanese Yen	BZWS	Sell	11,637,164,000	94,910,095		6/30/16	—	(1,748,086)
Mexican Peso	CITI	Buy	3,482,973,187	215,031,529		7/08/16	—	(11,771,572)
Euro	JPHQ	Sell	117,193,824	130,563,295		7/11/16	—	(1,766,265)
Mexican Peso	CITI	Buy	922,449,101	56,664,973		7/11/16	—	(2,847,336)
Euro	MSCO	Sell	100,845,000	111,332,880		7/18/16	—	(2,559,413)
Euro	MSCO	Sell	94,240,000	103,018,456		7/22/16	—	(3,426,586)
Euro	DBAB	Sell	89,314,817	98,491,021		7/25/16	—	(2,399,722)
Japanese Yen	CITI	Sell	14,729,205,625	119,751,586		7/25/16	—	(2,688,277)
Euro	BZWS	Sell	69,060,000	76,276,079		7/28/16	—	(1,741,422)
Euro	CITI	Sell	97,037,945	107,152,695		7/28/16	—	(2,471,660)
Euro	GSCO	Sell	236,417,000	260,678,113		7/28/16	—	(6,403,607)
Euro	BZWS	Sell	8,238,187	9,180,636		7/29/16	—	(126,363)
Euro	DBAB	Buy	2,245,099	2,602,198		7/29/16	—	(65,822)
Euro	DBAB	Sell	2,245,099	2,512,491		7/29/16	—	(23,885)
Euro	JPHQ	Sell	236,418,000	263,674,631		7/29/16	—	(3,415,938)
Japanese Yen	BZWS	Sell	13,069,570,000	106,998,260		7/29/16	—	(1,659,604)
Malaysian Ringgit	JPHQ	Buy	6,585,000	1,672,169		7/29/16	—	(127,804)
Malaysian Ringgit	JPHQ	Sell	6,585,000	1,516,757		7/29/16	—	(27,608)
Mexican Peso	CITI	Buy	1,772,466,150	106,208,199		7/29/16	—	(2,969,160)
Euro	BZWS	Sell	21,388,935	23,610,818		8/05/16	—	(557,980)
Euro	DBAB	Sell	72,100,000	80,292,723		8/05/16	—	(1,177,921)
Euro	HSBK	Buy	236,418,000	274,717,716		8/05/16	—	(7,573,102)
Euro	HSBK	Sell	236,418,000	260,981,830		8/05/16	—	(6,162,784)

franklintempleton.com							Annual Report | 33

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract		Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	MSCO	Sell	8,856,901	9,774,653		8/05/16	$	— $	(233,356)
Mexican Peso	CITI	Buy	2,260,406,280	136,374,436		8/05/16		—	(4,799,157)
Japanese Yen	MSCO	Sell	1,969,700,000	15,906,806		8/08/16		—	(474,211)
Malaysian Ringgit	HSBK	Buy	518,518,000	129,338,488		8/08/16		—	(7,819,408)
Malaysian Ringgit	JPHQ	Buy	13,600,000	3,397,452		8/08/16		—	(210,177)
Malaysian Ringgit	JPHQ	Sell	13,600,000	3,130,035		8/08/16		—	(57,241)
Mexican Peso	CITI	Buy	2,526,643,000	150,444,202		8/08/16		—	(3,411,987)
Euro	CITI	Sell	188,712,223	207,272,070		8/10/16		—	(5,997,400)
Japanese Yen	CITI	Sell	8,636,095,000	69,909,215		8/10/16		—	(1,917,563)
Malaysian Ringgit	DBAB	Buy	427,337,301	96,375,206	EUR	8/10/16		—	(8,780,909)
Mexican Peso	MSCO	Buy	1,342,789,000	79,728,595		8/10/16		—	(1,602,349)
South Korean Won	HSBK	Buy	184,000,000,000	19,360,065,655	JPY	8/10/16		—	(6,082,230)
Euro	DBAB	Sell	226,679,000	250,241,149		8/11/16		—	(5,943,147)
Euro	JPHQ	Sell	295,609,000	325,317,705		8/11/16		—	(8,768,750)
South Korean Won	HSBK	Buy	184,161,000,000	19,404,159,817	JPY	8/12/16		—	(6,325,175)
Euro	MSCO	Sell	144,241,714	162,858,271		8/15/16		—	(177,281)
Singapore Dollar	DBAB	Buy	54,530,000	38,767,240		8/15/16		—	(503,855)
Euro	MSCO	Sell	144,241,718	161,722,372		8/17/16		—	(1,322,614)
Mexican Peso	DBAB	Buy	1,413,199,480	83,762,031		8/17/16		—	(1,591,754)
Mexican Peso	MSCO	Buy	123,499,000	7,341,517		8/17/16		—	(160,686)
Singapore Dollar	BZWS	Buy	112,084,000	79,678,681		8/17/16		—	(1,035,813)
Singapore Dollar	DBAB	Buy	95,420,000	68,040,502		8/17/16		—	(1,089,800)
Singapore Dollar	HSBK	Buy	84,114,500	59,804,124		8/17/16		—	(785,838)
Euro	BZWS	Sell	186,465,000	208,742,906		8/18/16		—	(2,035,660)
Euro	JPHQ	Sell	142,058,430	159,072,768		8/18/16		—	(1,508,962)
Japanese Yen	DBAB	Sell	9,637,940,000	78,285,951		8/18/16		—	(1,894,034)
Euro	JPHQ	Sell	207,184,000	230,775,006		8/22/16		—	(3,451,248)
Japanese Yen	HSBK	Sell	19,192,069,750	155,754,502		8/22/16		—	(3,928,968)
Japanese Yen	JPHQ	Sell	4,331,618,000	35,148,824		8/22/16		—	(891,469)
Mexican Peso	HSBK	Buy	1,789,454,960	105,666,074		8/22/16		—	(1,665,998)
Japanese Yen	BZWS	Sell	4,322,430,000	35,262,115		8/24/16		—	(704,067)
Mexican Peso	DBAB	Buy	1,242,200,000	72,101,460		8/24/16		79,904	—
Euro	DBAB	Sell	149,427,000	171,093,915		8/25/16		2,148,614	—
Euro	JPHQ	Sell	204,801,000	234,486,905		8/25/16		2,934,597	—
Euro	SCNY	Sell	211,027,544	245,817,544		8/26/16		7,218,473	—
Japanese Yen	JPHQ	Sell	8,617,736,000	73,148,823		8/26/16		1,437,500	—
Euro	JPHQ	Sell	69,055,954	79,428,158		8/29/16		1,343,014	—
Japanese Yen	DBAB	Sell	8,644,374,000	72,672,333		8/29/16		732,337	—
Japanese Yen	JPHQ	Sell	10,357,462,000	87,038,593		8/29/16		841,978	—
Mexican Peso	CITI	Buy	1,412,593,600	80,215,423		8/29/16		1,829,653	—
Mexican Peso	HSBK	Buy	545,438,860	31,147,822		8/29/16		531,901	—
Euro	DBAB	Sell	60,147,806	68,027,169		8/31/16		10,994	—
Japanese Yen	JPHQ	Sell	6,909,339,000	57,818,011		8/31/16		313,546	—
Philippine Peso	JPHQ	Buy	2,519,000,000	52,761,661		8/31/16		—	(148,698)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)							$1,933,437,301 $(1,648,786,086)
Net unrealized appreciation (depreciation)								$284,651,215

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

34 | Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

At August 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date Appreciation		Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$3,657,620,000	10/17/17	$—	$(10,092,743)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	2,081,160,000	1/22/25	53,399,774	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	2,601,430,000	1/23/25	54,246,724	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	1,535,390,000	1/27/25	31,978,641	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	383,800,000	1/29/25	9,255,848	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	325,000,000	1/30/25	7,720,085	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	514,670,000	2/03/25	18,064,726	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	39,700,000	3/27/25	614,431	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	39,700,000	3/27/25	587,530	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.450%	LCH	893,410,000	7/22/25	—	(16,921,385)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.439%	LCH	101,430,000	7/23/25	—	(1,800,213)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.400%	CME	798,605,000	7/24/25	—	(11,285,334)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.890%	LCH	385,470,000	7/22/45	—	(14,003,590)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.861%	LCH	54,025,000	7/24/45	—	(1,621,870)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.574%	LCH	1,057,400,000	8/24/45	35,846,713	—
Totals Interest Rate Swap Contracts				$211,714,472	$(55,725,135)
Net unrealized appreciation (depreciation)				$155,989,337

See Abbreviations on page 50.
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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$52,897,788,045
Cost - Sweep Money Fund (Note 3f)	9,570,839,633
Total cost of investments	$62,468,627,678
Value - Unaffiliated issuers	$47,721,216,313
Value - Sweep Money Fund (Note 3f)	9,570,839,633
Total value of investments	57,292,055,946
Cash	197,210,000
Restricted cash (Note 1d)	483,070,000
Foreign currency, at value (cost $1,205,355,194)	1,202,487,276
Receivables:
Capital shares sold	98,897,553
Interest	696,268,922
Due from brokers	1,450,791,356
Variation margin	16,300,258
Unrealized appreciation on OTC forward exchange contracts	1,933,437,301
Other assets	21,084
Total assets	63,370,539,696
Liabilities:
Payables:
Capital shares redeemed	222,595,731
Management fees	24,169,500
Distribution fees	7,844,002
Transfer agent fees	17,317,327
Due to brokers	483,070,000
Unrealized depreciation on OTC forward exchange contracts	1,648,786,086
Deferred tax	22,691,468
Accrued expenses and other liabilities	11,124,713
Total liabilities	2,437,598,827
Net assets, at value	$60,932,940,869
Net assets consist of:
Paid-in capital	$67,673,307,771
Distributions in excess of net investment income	(1,682,787,996)
Net unrealized appreciation (depreciation)	(4,783,240,411)
Accumulated net realized gain (loss)	(274,338,495)
Net assets, at value	$60,932,940,869

36 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Templeton Global Bond Fund

Class A:
Net assets, at value	$19,063,125,764
Shares outstanding	1,634,478,615
Net asset value per share[a]	$11.66
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.18
Class C:
Net assets, at value	$6,171,509,145
Shares outstanding	527,924,761
Net asset value and maximum offering price per share[a]	$11.69
Class R:
Net assets, at value	$358,318,324
Shares outstanding	30,724,348
Net asset value and maximum offering price per share	$11.66
Class R6:
Net assets, at value	$2,805,619,709
Shares outstanding	241,438,310
Net asset value and maximum offering price per share	$11.62
Advisor Class:
Net assets, at value	$32,534,367,927
Shares outstanding	2,799,706,296
Net asset value and maximum offering price per share	$11.62

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Templeton Global Bond Fund

Investment income:
Interest (net of foreign taxes of $61,271,497)	$2,271,924,068
Inflation principal adjustments	181,669,213
Total investment income	2,453,593,281
Expenses:
Management fees (Note 3a)	326,110,995
Distribution fees: (Note 3c)
Class A	54,276,961
Class C	47,890,826
Class R	1,882,684
Transfer agent fees: (Note 3e)
Class A	27,974,704
Class C	9,511,368
Class R	484,618
Class R6	41,745
Advisor Class	47,757,523
Custodian fees (Note 4)	21,266,255
Reports to shareholders	4,104,745
Registration and filing fees	1,498,924
Professional fees	482,787
Trustees’ fees and expenses	487,071
Other	1,887,951
Total expenses	545,659,157
Expenses waived/paid by affiliates (Note 3f)	(10,928,003)
Net expenses	534,731,154
Net investment income	1,918,862,127
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(2,119,013,127)
Foreign currency transactions	4,376,399,331
Swap contracts	(724,012,946)
Net realized gain (loss)	1,533,373,258
Net change in unrealized appreciation (depreciation) on:
Investments	(7,665,514,991)
Translation of other assets and liabilities denominated in foreign currencies	(1,122,186,229)
Swap contracts	573,135,238
Change in deferred taxes on unrealized appreciation	(550,406)
Net change in unrealized appreciation (depreciation)	(8,215,116,388)
Net realized and unrealized gain (loss)	(6,681,743,130)
Net increase (decrease) in net assets resulting from operations	$(4,762,881,003)

38 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,918,862,127	$2,064,443,190
Net realized gain (loss)	1,533,373,258	762,132,959
Net change in unrealized appreciation (depreciation)	(8,215,116,388)	3,761,545,269
Net increase (decrease) in net assets resulting from operations	(4,762,881,003)	6,588,121,418
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(1,426,740,514)	(947,413,695)
Class C	(456,402,157)	(280,545,816)
Class R	(23,094,899)	(11,251,406)
Class R6	(158,468,340)	(33,613,050)
Advisor Class	(2,531,270,279)	(1,361,240,406)
Net realized gains:
Class A	(48,969,283)	(6,249,754)
Class C	(16,770,582)	(2,094,232)
Class R	(805,892)	(75,908)
Class R6	(4,736,424)	(81,247)
Advisor Class	(83,506,392)	(8,179,181)
Total distributions to shareholders	(4,750,764,762)	(2,650,744,695)
Capital share transactions: (Note 2)
Class A	(1,838,992,575)	(3,503,116,317)
Class C	(1,041,771,546)	(1,227,882,376)
Class R	42,137,606	51,804,894
Class R6	1,214,781,557	1,760,741,455
Advisor Class	(1,071,098,074)	3,858,740,878
Total capital share transactions	(2,694,943,032)	940,288,534
Net increase (decrease) in net assets	(12,208,588,797)	4,877,665,257
Net assets:
Beginning of year	73,141,529,666	68,263,864,409
End of year	$60,932,940,869	$73,141,529,666
Distributions in excess of net investment income included in net assets:
End of year	$(1,682,787,996)	$(783,252,563)

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the

40 | Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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| 41

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At August 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2015			2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	377,413,038	$4,750,325,054	436,393,233	$5,714,868,750
Shares issued in reinvestment of distributions	109,931,692	1,364,258,216	67,528,824	883,665,148
Shares redeemed	(635,235,897)	(7,953,575,845)	(769,545,903)	(10,101,650,215)
Net increase (decrease)	(147,891,167)	$(1,838,992,575)	(265,623,846)	$(3,503,116,317)
Class C Shares:
Shares sold	55,317,616	$701,305,682	68,322,672	$897,960,201
Shares issued in reinvestment of distributions	31,326,424	389,548,262	17,577,156	230,448,763
Shares redeemed	(170,263,829)	(2,132,625,490)	(179,528,498)	(2,356,291,340)
Net increase (decrease)	(83,619,789)	$(1,041,771,546)	(93,628,670)	$(1,227,882,376)
Class R Shares:
Shares sold	8,966,710	$113,318,644	8,973,846	$117,619,315
Shares issued in reinvestment of distributions	1,853,136	22,982,186	834,778	10,926,999
Shares redeemed	(7,518,579)	(94,163,224)	(5,847,234)	(76,741,420)
Net increase (decrease)	3,301,267	$42,137,606	3,961,390	$51,804,894
Class R6 Shares:
Shares sold	109,633,179	$1,371,591,476	140,951,964	$1,839,595,866
Shares issued in reinvestment of distributions	12,283,169	151,765,750	2,483,920	32,538,032
Shares redeemed	(25,230,341)	(308,575,669)	(8,482,669)	(111,392,443)
Net increase (decrease)	96,686,007	$1,214,781,557	134,953,215	$1,760,741,455
Advisor Class Shares:
Shares sold	791,183,381	$9,963,311,439	1,021,178,495	$13,369,365,599
Shares issued in reinvestment of distributions	169,324,719	2,094,752,523	81,328,307	1,060,932,924
Shares redeemed	(1,058,846,416)	(13,129,162,036)	(810,673,240)	(10,571,557,645)
Net increase (decrease)	(98,338,316)	$(1,071,098,074)	291,833,562	$3,858,740,878

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,713,503
CDSC retained	$665,730

e. Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $85,769,958, of which $28,766,947 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. At August 31, 2015, the Fund owned 42.33% of the Sweep Money Fund. The Fund does not invest in the Sweep Money Fund for the purpose of exercising a controlling influence over the management or policies.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the year ended August 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred post-October capital losses and late-year ordinary losses of $274,338,493 and $620,355,489, respectively.

The tax character of distributions paid during the years ended August 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$4,750,764,762	$2,634,064,374
Long term capital gain	—	16,680,321
	$4,750,764,762	$2,650,744,695

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

5. Income Taxes (continued)

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$62,975,098,619

Unrealized appreciation	$820,986,910
Unrealized depreciation	(6,504,029,583)
Net unrealized appreciation (depreciation)	$(5,683,042,673)

Distributable earnings - undistributed ordinary income	$346,452,431

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $18,579,936,163 and $24,993,056,733, respectively.

7. Credit Risk

At August 31, 2015, the Fund had 16.01% of its portfolio invested in high yield securities or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At August 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate
contracts	Variation margin	$211,714,472	[a]	Variation margin	$55,725,135	[a]
Foreign exchange
contracts	Unrealized appreciation on	1,933,437,301		Unrealized depreciation on	1,648,786,086
	OTC forward exchange contracts			OTC forward exchange contracts
Totals		$2,145,151,773			$1,704,511,221

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

For the year ended August 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
					Appreciation
Derivative Contracts		Net Realized Gain			(Depreciation)
Not Accounted for as	Statement of Operations	(Loss) for the		Statement of Operations	for the
Hedging Instruments	Locations	Year		Locations	Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(724,012,946)		Swap contracts	$573,135,238
Foreign exchange contracts	Foreign currency transactions	4,703,584,821	[a]	Translation of other assets	(1,115,703,888)[a]
				and liabilities denominated
				in foreign currencies
Totals		$3,979,571,875			$(542,568,650)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the average month end fair value of derivatives represented 8.73% of average month end net assets. The average month end number of open derivative contracts for the year was 645.

At August 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,933,437,301	$1,648,786,086

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$38,974,677	$(22,712,542)	$(5,475,000)	$—	$10,787,135
BZWS	334,133,792	(52,388,570)	—	(248,955,000)	32,790,222
CITI	126,635,700	(126,635,700)	—	—	—
DBAB	568,474,771	(400,779,547)	—	(166,310,000)	1,385,224
GSCO	74,732,170	(32,775,722)	—	(25,520,000)	16,436,448
HSBK	163,953,286	(163,953,286)	—	—	—
JPHQ	431,890,028	(431,890,028)	—	—	—
MSCO	81,758,064	(63,935,492)	—	(8,255,000)	9,567,572
SCNY	52,918,936	(11,526,960)	—	(34,030,000)	7,361,976
UBSW	59,965,877	—	(59,717,647)	—	248,230
Total	$1,933,437,301	$(1,306,597,847)	$(65,192,647)	$(483,070,000)	$78,576,807

[a]At August 31, 2015, the Fund received Germany Government Notes and U.S. Treasury Bonds, Notes and Bills as collateral for derivatives.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

9. Other Derivative Information (continued)

At August 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$22,712,542	$(22,712,542)	$—	$—	$—
BZWS	52,388,570	(52,388,570)	—	—	—
CITI	254,684,674	(126,635,700)	—	(128,048,974)	—
DBAB	400,779,547	(400,779,547)	—	—	—
GSCO	32,775,722	(32,775,722)	—	—	—
HSBK	368,000,869	(163,953,286)	—	(204,047,583)	—
JPHQ	441,981,710	(431,890,028)	—	(10,091,682)	—
MSCO	63,935,492	(63,935,492)	—	—	—
SCNY	11,526,960	(11,526,960)	—	—	—
UBSW	—	—	—	—	—
Total	$1,648,786,086	$(1,306,597,847)	$—	$(342,188,239)	$—

a In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 50.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$37,978,687,346	$—	$37,978,687,346
Quasi-Sovereign and Corporate Bonds[a]	—	946,500,269	—	946,500,269
Short Term Investments	9,570,839,633	8,796,028,698	—	18,366,868,331
Total Investments in Securities	$9,570,839,633	$47,721,216,313	$—	$57,292,055,946
Other Financial Instruments
Forward Exchange Contracts	$—	$1,933,437,301	$—	$1,933,437,301
Swap Contracts	—	211,714,472	—	211,714,472
Total Other Financial Instruments	$—	$2,145,151,773	$—	$2,145,151,773
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$1,648,786,086	$—	$1,648,786,086
Swap Contracts	—	55,725,135	—	55,725,135
Total Other Financial Instruments	$—	$1,704,511,221	$—	$1,704,511,221

[a]For detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	FHLB	Federal Home Loan Bank
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citibank N.A.	EUR	Euro
CME	Chicago Mercantile Exchange	HUF	Hungarian Forint
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah
GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee
HSBK	HSBC Bank PLC	JPY	Japanese Yen
JPHQ	JPMorgan Chase Bank, N.A.	KRW	South Korean Won
LCH	London Clearing House	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co. Inc.	MXN	Mexican Peso
SCNY	Standard Charted Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		PLN	Polish Zloty
		SGD	Singapore Dollar

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Global Bond Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $601,736,802 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2015.

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0102	$0.4500	$ —
Class C	$0.0102	$0.4102	$ —
Class R	$0.0102	$0.4310	$ —
Class R6	$0.0102	$0.4833	$ —
Advisor Class	$0.0102	$0.4722	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2001 144		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc. (manu-
		Trustee since 2007		facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group,
Ltd. (holding company) (2004-present)
and H.J. Heinz Company (processed
foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2014-present; previously 2010-2012)
				and Graham Holdings Company
				(education and media organization)
				(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and
OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and
Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON INCOME TRUST TEMPLETON GLOBAL BOND FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Income Trust, including Templeton Global Bond Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the

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TEMPLETON INCOME TRUST

TEMPLETON GLOBAL BOND FUND

SHAREHOLDER INFORMATION

Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2015, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Fund’s income return, as shown in such report, was in the highest or best quintile of such universe for the one-year period, and on an annualized basis was also in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the second-highest performing quintile of its Lipper performance universe for the one-year period, and in the best or highest performing quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual management fee rate and actual total expense ratio of the Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with such comparative expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to

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TEMPLETON INCOME TRUST
TEMPLETON GLOBAL BOND FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides a fee at the rate of 0.650% on the first $200 million of net assets; 0.585% on the next $500 million of net assets; 0.550% on the next $500 million of net assets; 0.525% on the next $100 million of net assets; 0.475% on the next $33.7 billion of net assets; 0.470% on the next $15 billion of net assets with breakpoints continuing thereafter reaching 0.455% on net assets in excess of $80 billion. At the end of 2014, the net assets of the Fund were approximately $69.1 billion and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton Global Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	406 A 10/15

Annual Report and Shareholder Letter

August 31, 2015

Templeton Emerging Markets Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Emerging Markets
Bond Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm	41
Tax Information	42
Board Members and Officers	43
Shareholder Information	48

franklintempleton.com Not part of the annual report | 1

Annual Report

Templeton Emerging Markets Bond Fund

This annual report for Templeton Emerging Markets Bond Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by government or government related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the 12 months under review, The Fund’s Class A shares had a -8.88% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a -2.98% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believed that economies with healthier balances and stronger growth prospects would be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve (Fed) rate hikes that could occur in the second half of 2015.

The U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON EMERGING MARKETS BOND FUND

beginning the period at 2.35% and rising to 2.63% in September 2014, before declining to a period low of 1.68% in January 2015 and finishing the period at 2.21%. Credit spreads widened in Asia and Latin America over the course of the 12-month period.

In late October 2014, the BOJ introduced a new round of massive QE with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that basically equates to the U.S. Fed’s former QE program that ended in the same month. This massive amount of liquidity had significant implications for global markets. Though Japan’s QE was positive for global risk assets, it contributed to further depreciation of the yen, which declined 14.28% against the U.S. dollar during the 12-month period.2

Risk aversion increased during November and December 2014 as sharp declines in oil prices accelerated. In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. Heightened volatility led to a broad decline in yields across the Americas, Europe and Asia, while credit spreads widened. This trend persisted through January 2015 before sharply reversing course in February when credit spreads tightened as risk appetites returned and yields broadly shifted higher across the Americas, Europe and Asia.

In March 2015, the ECB launched QE with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. We anticipated that this would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro depreciated 14.93% against the U.S. dollar over the 12-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expan-sionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciation of several emerging market currencies was excessive, leading to fundamentally cheap valuations. We selectively add to our strongest convictions in periods of volatility and believed that global market fundamentals would eventually reemerge. Despite the escalation in near-term volatility, our medium-term convictions remained intact.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency and cross currency forward contracts, as well as currency and currency index futures contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the
Fund and a counterparty to buy or sell a foreign currency
at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and
a counterparty made through a U.S. or foreign futures
exchange to buy or sell an underlying instrument or asset
at a specific price on a future date.

Manager’s Discussion

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could potentially offer

2. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

4 | Annual Report

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TEMPLETON EMERGING MARKETS BOND FUND

Currency Breakdown*
8/31/15
% of Total
Net Assets
Americas	92.8%
U.S. Dollar	59.2%
Mexican Peso	20.0%
Brazilian Real	8.5%
Uruguayan Peso	3.7%
Chilean Peso	1.4%
Asia Pacific	9.9%
Malaysian Ringgit	6.4%
Indonesian Rupiah	4.8%
South Korean Won	4.7%
Philippine Peso	2.9%
Indian Rupee	1.3%
Sri Lankan Rupee	0.9%
Japanese Yen	-11.1%
Middle East & Africa	2.5%
Ghanaian Cedi	2.5%
Europe	-5.2%
Serbian Dinar	6.1%
Hungarian Forint	2.2%
Polish Zloty	2.0%
Euro	-15.5%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties
to exchange interest rate obligations, generally one based
on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes
in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily attributable to currency positions followed by credit exposures. Interest rate strategies contributed to absolute return. Currency positions in Latin America, Asia ex-Japan and Africa detracted from absolute return, as did positions in peripheral European currencies against the euro. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute return. Credit exposures in Latin America and Africa detracted from absolute performance, while credit exposures in Europe contributed. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Latin America and peripheral Europe contributed to absolute results.

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TEMPLETON EMERGING MARKETS BOND FUND

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (FEMGX)	$8.33	$9.78	-$	1.45
C (N/A)	$8.31	$9.77	-$	1.46
R (N/A)	$8.30	$9.76	-$	1.46
R6 (N/A)	$8.34	$9.79	-$	1.45
Advisor (N/A)	$8.35	$9.80	-$	1.45

Distributions[1] (9/1/14–8/31/15)
Dividend
Share Class	Income
A	$0.6031
C	$0.5622
R	$0.5808
R6	$0.6240
Advisor	$0.6202

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TEMPLETON EMERGING MARKETS BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	(with waiver)	(without waiver)
A					1.26%	3.24%
1-Year	-8.88%	-12.72%	$8,728	-13.79%
Since Inception (4/1/13)	-6.24%	-4.35%	$8,980	-5.21%
C					1.66%	3.64%
1-Year	-9.31%	-10.16%	$8,984	-11.23%
Since Inception (4/1/13)	-7.12%	-3.01%	$9,288	-3.94%
R					1.51%	3.49%
1-Year	-9.14%	-9.14%	$9,086	-10.25%
Since Inception (4/1/13)	-7.03%	-2.97%	$9,297	-3.88%
R6					0.97%	3.44%
1-Year	-8.75%	-8.75%	$9,125	-9.87%
Since Inception (5/1/13)	-7.09%	-3.10%	$9,291	-4.02%
Advisor					1.01%	2.99%
1-Year	-8.69%	-8.69%	$9,131	-9.92%
Since Inception (4/1/13)	-5.70%	-2.40%	$9,430	-3.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com Annual Report | 9

TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

10 | Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s use of foreign currency techniques involves special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value.
The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 12/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least 12/31/15. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 12/31/15. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 11

TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

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TEMPLETON EMERGING MARKETS BOND FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$975.60	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16
C
Actual	$1,000	$973.50	$8.21
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39
R
Actual	$1,000	$973.70	$7.41
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58
R6
Actual	$1,000	$975.40	$4.73
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84
Advisor
Actual	$1,000	$976.40	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.21%;
C: 1.65%; R: 1.49%; R6: 0.95%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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| 13

TEMPLETON INCOME TRUST

Financial Highlights
Templeton Emerging Markets Bond Fund
	Year Ended August 31,
	2015	2014		2013	[a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.78	$9.49		$10.00
Income from investment operations[b]:
Net investment income[c]	0.48	0.50		0.18
Net realized and unrealized gains (losses)	(1.33)	0.28		(0.69)
Total from investment operations	(0.85)	0.78		(0.51)
Less distributions from net investment income	(0.60)	(0.49)		—
Net asset value, end of year	$8.33	$9.78		$9.49

Total return[d]	(8.88)%	8.42%		(5.10)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.27%	3.24%[e]		2.37	%f
Expenses net of waiver and payments by affiliates	1.16%	1.25	%g	1.21	%f
Net investment income	5.47%	5.16%		4.32	%f

Supplemental data
Net assets, end of year (000’s)	$14,085	$17,462		$10,319
Portfolio turnover rate	43.49%	6.31%		8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
fRatios are annualized for periods less than one year, except for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST
	FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
	Year Ended August 31,
	2015	2014		2013	[a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.77	$9.47		$10.00
Income from investment operations[b]:
Net investment income[c]	0.44	0.46		0.17
Net realized and unrealized gains (losses)	(1.34)	0.29		(0.70)
Total from investment operations	(0.90)	0.75		(0.53)
Less distributions from net investment income	(0.56)	(0.45)		—
Net asset value, end of year	$8.31	$9.77		$9.47

Total return[d]	(9.31)%	8.03%		(5.30)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.76%	3.64%[e]		2.81	%f
Expenses net of waiver and payments by affiliates	1.65%	1.65	%g	1.65	%f
Net investment income	4.98%	4.76%		3.88	%f

Supplemental data
Net assets, end of year (000’s)	$551	$817		$281
Portfolio turnover rate	43.49%	6.31%		8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
fRatios are annualized for periods less than one year, except for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
	Year Ended August 31,
	2015	2014		2013	[a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.76	$9.48		$10.00
Income from investment operations[b]:
Net investment income[c]	0.43	0.47		0.16
Net realized and unrealized gains (losses)	(1.31)	0.28		(0.68)
Total from investment operations	(0.88)	0.75		(0.52)
Less distributions from net investment income	(0.58)	(0.47)		—
Net asset value, end of year	$8.30	$9.76		$9.48

Total return[d]	(9.14)%	7.94%		(5.20)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.61%	3.49%[e]		2.65	%f
Expenses net of waiver and payments by affiliates	1.50%	1.50	%g	1.50	%f
Net investment income	5.13%	4.91%		4.04	%f

Supplemental data
Net assets, end of year (000’s)	$26	$10		$9
Portfolio turnover rate	43.49%	6.31%		8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
fRatios are annualized for periods less than one year, except for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST
	FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
	Year Ended August 31,
	2015	2014		2013	[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.79	$9.50		$10.15
Income from investment operations[b]:
Net investment income[c]	0.50	0.53		0.17
Net realized and unrealized gains (losses)	(1.33)	0.27		(0.82)
Total from investment operations	(0.83)	0.80		(0.65)
Less distributions from net investment income	(0.62)	(0.51)		—
Net asset value, end of year	$8.34	$9.79		$9.50

Total return[d]	(8.75)%	8.67%		(6.40)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.01%	3.44%[e]		4.28	%f
Expenses net of waiver and payments by affiliates	0.95%	0.96	%g	0.96	%f
Net investment income	5.68%	5.45%		2.41	%f

Supplemental data
Net assets, end of year (000’s)	$4	$5		$5
Portfolio turnover rate	43.49%	6.31%		8.80%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
fRatios are annualized for periods less than one year, except for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)
	Year Ended August 31,
	2015	2014		2013	[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.80	$9.51		$10.00
Income from investment operations[b]:
Net investment income[c]	0.50	0.52		0.20
Net realized and unrealized gains (losses)	(1.33)	0.28		(0.69)
Total from investment operations	(0.83)	0.80		(0.49)
Less distributions from net investment income	(0.62)	(0.51)		—
Net asset value, end of year	$8.35	$9.80		$9.51

Total return[d]	(8.69)%	8.60%		(4.90)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.11%	2.99%[e]		2.16	%f
Expenses net of waiver and payments by affiliates	1.00%	1.00	%g	1.00	%f
Net investment income	5.63%	5.41%		4.53	%f

Supplemental data
Net assets, end of year (000’s)	$774	$684		$116
Portfolio turnover rate	43.49%	6.31%		8.80%

aFor the period April 1, 2013 (commencement of operations) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.
fRatios are annualized for periods less than one year, except for non-recurring expenses.
gBenefit of expense reduction rounds to less than 0.01%

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2015

Templeton Emerging Markets Bond Fund
	Principal
	Amount*			Value
Foreign Government and Agency Securities 69.3%
Brazil 8.5%
Letra Tesouro Nacional, Strip,
10/01/15	100	[a]BRL		$27,272
1/01/16	260	[a]BRL		68,573
7/01/16	30	[a]BRL		7,403
10/01/16	100	[a]BRL		23,841
Nota Do Tesouro Nacional,
10.00%, 1/01/17	2,580	[a]BRL		677,642
10.00%, 1/01/21	700	[a]BRL		165,240
[b]Index Linked, 6.00%, 5/15/19	90	[a]BRL		64,079
[b]Index Linked, 6.00%, 8/15/20	20	[a]BRL		14,113
[b]Index Linked, 6.00%, 8/15/22	60	[a]BRL		41,713
[b]Index Linked, 6.00%, 5/15/23	313	[a]BRL		217,728
[b]Index Linked, 6.00%, 8/15/24	10	[a]BRL		6,913
			1,314,517
Ecuador 4.6%
[c]Government of Ecuador, senior note, 144A, 7.95%, 6/20/24	970,000			702,125
Ethiopia 1.2%
[c]Federal Democratic Republic of Ethiopia, 144A, 6.625%, 12/11/24	200,000			189,722
Ghana 2.4%
Government of Ghana,
21.00%, 10/26/15	886,000	GHS		224,885
16.90%, 3/07/16	130,000	GHS		32,006
19.24%, 5/30/16	60,000	GHS		14,825
23.00%, 2/13/17	30,000	GHS		7,611
25.48%, 4/24/17	10,000	GHS		2,613
24.44%, 5/29/17	90,000	GHS		23,223
26.00%, 6/05/17	10,000	GHS		2,636
25.40%, 7/31/17	30,000	GHS		7,861
23.00%, 8/21/17	111,000	GHS		28,090
23.47%, 5/21/18	90,000	GHS		22,937
				366,687
Hungary 2.2%
Government of Hungary,
4.00%, 4/25/18	1,410,000	HUF		5,313
6.50%, 6/24/19	17,800,000	HUF		73,023
7.50%, 11/12/20	7,170,000	HUF		31,487
A, 6.75%, 11/24/17	33,450,000	HUF		133,664
A, 5.50%, 12/20/18	17,890,000	HUF		70,683
A, 7.00%, 6/24/22	710,000	HUF		3,107
A, 6.00%, 11/24/23	6,190,000	HUF		26,124
				343,401
Indonesia 4.4%
Government of Indonesia,
7.875%, 4/15/19	32,000,000	IDR		2,240
8.375%, 3/15/34	1,720,000,000	IDR		115,075
FR31, 11.00%, 11/15/20	777,000,000	IDR		60,790
senior bond, FR53, 8.25%, 7/15/21	17,000,000	IDR		1,196
senior note, FR70, 8.375%, 3/15/24	7,090,000,000	IDR		495,795
				675,096

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Malaysia 0.8%
Government of Malaysia,
3.314%, 10/31/17	60,000	MYR	$14,303
senior bond, 4.262%, 9/15/16	140,000	MYR	33,745
senior bond, 3.814%, 2/15/17	100,000	MYR	24,040
senior bond, 4.012%, 9/15/17	110,000	MYR	26,591
senior note, 3.172%, 7/15/16	60,000	MYR	14,307
senior note, 3.394%, 3/15/17	30,000	MYR	7,169
			120,155
Mexico 13.0%
Government of Mexico,
8.00%, 12/17/15	6,400	[d]MXN	38,829
7.25%, 12/15/16	139,100	[d]MXN	867,511
7.75%, 12/14/17	170,950	[d]MXN	1,095,514
			2,001,854
Mongolia 1.0%
[c]Government of Mongolia, senior note, 144A, 5.125%, 12/05/22	200,000		161,126
Nigeria 0.0%†
Government of Nigeria, 13.05%, 8/16/16	140,000	NGN	688
Philippines 1.9%
Government of the Philippines, senior note, 1.625%, 4/25/16	13,400,000	PHP	285,322
Republic of Montenegro 0.8%
[c]Government of Montenegro, 144A, 5.375%, 5/20/19	110,000	EUR	126,255
Senegal 1.2%
[c]Government of Senegal, 144A, 6.25%, 7/30/24	200,000		186,519
Serbia 7.9%
[c]Government of Serbia, senior note, 144A, 7.25%, 9/28/21	250,000		282,514
Serbia Treasury Note,
10.00%, 11/08/15	20,100,000	RSD	189,430
10.00%, 1/30/16	190,000	RSD	1,811
10.00%, 5/22/16	580,000	RSD	5,601
8.00%, 10/02/16	54,510,000	RSD	521,976
8.00%, 3/23/17	30,000	RSD	287
8.00%, 4/06/17	60,000	RSD	574
10.00%, 5/08/17	350,000	RSD	3,446
10.00%, 4/27/18	18,310,000	RSD	183,936
10.00%, 3/20/21	830,000	RSD	8,403
10.00%, 9/11/21	2,130,000	RSD	21,466
			1,219,444
Slovenia 1.5%
[c]Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	200,000		225,520
South Korea 2.7%
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	115,200,000	KRW	97,972
1.96%, 2/02/17	286,100,000	KRW	243,107
Korea Treasury Bond, senior note, 3.00%, 12/10/16	95,400,000	KRW	82,082
			423,161

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency Securities (continued)
Sri Lanka 0.8%
Government of Sri Lanka,
10.60%, 7/01/19	1,260,000	LKR	$9,986
10.60%, 9/15/19	290,000	LKR	2,309
A, 7.50%, 8/15/18	190,000	LKR	1,390
C, 8.50%, 4/01/18	15,500,000	LKR	116,612
			130,297
Ukraine 6.8%
[c]Government of Ukraine,
senior bond, 144A, 7.80%, 11/28/22	720,000		527,850
senior note, 144A, 7.50%, 4/17/23	530,000		387,562
[c,e]Kyiv Finance PLC (City of Kiev), loan participation, senior note, 144A, 9.375%, 7/11/16	200,000		133,250
			1,048,662
Uruguay 3.7%
[f]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	287,763	UYU	8,895
senior bond, Index Linked, 5.00%, 9/14/18	338,173	UYU	11,854
senior bond, Index Linked, 4.375%, 12/15/28	1,986,828	UYU	63,012
senior bond, Index Linked, 4.00%, 7/10/30	303,656	UYU	9,131
Uruguay Notas del Tesoro,
9.50%, 1/27/16	10,000	UYU	351
11.00%, 3/21/17	120,000	UYU	4,018
7, 13.25%, 4/08/18	750,000	UYU	25,275
[f]10, Index Linked, 4.25%, 1/05/17	125,856	UYU	4,370
[f]13, Index Linked, 4.00%, 5/25/25	94,392	UYU	2,988
[f]18, Index Linked, 2.25%, 8/23/17	11,452,896	UYU	380,452
Uruguay Treasury Bill, Strip,
11/26/15	230,000	UYU	7,824
7/28/16	120,000	UYU	3,774
4/03/17	70,000	UYU	1,986
5/19/17	1,510,000	UYU	41,935
			565,865
Zambia 3.9%
[c]Government of Zambia International Bond,
144A, 8.50%, 4/14/24	200,000		182,617
senior bond, 144A, 8.97%, 7/30/27	460,000		422,462
			605,079
Total Foreign Government and Agency Securities (Cost $12,413,008)			10,691,495
Quasi-Sovereign and Corporate Bonds 12.7%
Costa Rica 3.8%
[g]Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	600,000		594,953
Nigeria 2.9%
[c]Access Bank PLC, sub. note, 144A, 9.25% to 6/23/19, FRN thereafter, 6/24/21	200,000		171,875
[c]Zenith Bank PLC, senior note, 144A, 6.25%, 4/22/19	300,000		271,938
			443,813
Poland 1.0%
[c,h]Play Topco SA, senior note, 144A, PIK, 7.75%, 2/28/20	140,000	EUR	160,615

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
	Principal
	Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Romania 0.8%
[c]Cable Communications Systems NV, senior secured note, 144A, 7.50%, 11/01/20	100,000	EUR	$117,687
South Africa 1.7%
[c,h]Edcon Holdings Ltd., senior sub. note, 144A, PIK, 13.375%, 6/30/19	213,375	EUR	68,296
[c]Edcon Ltd., senior secured note, 144A,
9.50%, 3/01/18	230,000	EUR	186,365
[h]PIK, 8.00%, 6/30/19	10,668	EUR	10,315
			264,976
Turkey 1.4%
[c]Yasar Holdings SA, senior note, 144A, 8.875%, 5/06/20	200,000		209,620
Ukraine 1.1%
[c,e]Ukreiximbank (BIZ Finance PLC), loan participation, senior bond, 144A, 9.75%, 1/22/25	200,000		175,066
Total Quasi-Sovereign and Corporate Bonds (Cost $2,262,773)			1,966,730
Total Investments before Short Term Investments (Cost $14,675,781)			12,658,225
Short Term Investments 10.4%
Foreign Government and Agency Securities 1.5%
Indonesia 0.4%
[i]Indonesia Treasury Bill, 1/07/16 - 2/04/16	871,000,000	IDR	60,582
Malaysia 0.7%
Government of Malaysia, 3.197%, 10/15/15	340,000	MYR	81,063
[i]Malaysia Treasury Bill, 9/04/15 - 5/27/16	110,000	MYR	26,022
			107,085
Mexico 0.2%
[i]Mexico Treasury Bill, 9/17/15 - 3/31/16	57,450	[j] MXN	34,186
Philippines 0.2%
Government of the Philippines, senior bond, 7.00%, 1/27/16	130,000	PHP	2,826
[i]Philippine Treasury Bill, 9/02/15 - 8/03/16	1,390,000	PHP	29,619
			32,445
Uruguay 0.0%†
[i]Uruguay Treasury Bill, 1/04/16 - 4/11/16	50,000	UYU	1,653
Total Foreign Government and Agency Securities (Cost $264,730)			235,951
Total Investments before Money Market Funds (Cost $14,940,511)			12,894,176

	Shares
Money Market Funds (Cost $1,371,759) 8.9%
United States 8.9%
[k,l]Institutional Fiduciary Trust Money Market Portfolio	1,371,759		1,371,759
Total Investments (Cost $16,312,270) 92.4%			14,265,935
Other Assets, less Liabilities 7.6%			1,174,474
Net Assets 100.0%			$15,440,409

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(g).

22 | Annual Report

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2015, the aggregate value of these securities was $4,899,299, representing 31.73% of net assets.
dPrincipal amount is stated in 100 Mexican Peso Units.
eSee Note 1(e) regarding loan participation notes.
fPrincipal amount of security is adjusted for inflation. See Note 1(g).
gSee Note 9 regarding restricted securities.
hIncome may be received in additional securities and/or cash.
iThe security is traded on a discount basis with no stated coupon rate.
jPrincipal amount is stated in 10 Mexican Peso Units.
kNon-income producing.
lSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	37,315,000	$58,524	9/17/15	$—		$(4,753)
Chilean Peso	DBAB	Buy	36,852,500	57,578	9/21/15	—		(4,492)
Philippine Peso	DBAB	Buy	2,407,100	53,640	9/30/15	—		(2,331)
Malaysian Ringgit	JPHQ	Buy	827,050	219,144	10/01/15	—		(21,481)
Euro	DBAB	Sell	450,800	570,172	10/02/15	64,363		—
South Korean Won	JPHQ	Buy	227,006,000	203,730	10/02/15	—		(11,982)
Malaysian Ringgit	DBAB	Buy	16,110	4,225	10/05/15	—		(376)
Euro	DBAB	Sell	393,000	493,934	10/07/15	52,941		—
Japanese Yen	JPHQ	Sell	40,000,000	369,259	10/07/15	39,132		—
Malaysian Ringgit	DBAB	Buy	151,500	39,732	10/07/15	—		(3,532)
Euro	DBAB	Sell	155,000	168,787	10/08/15	—		(5,144)
Japanese Yen	HSBK	Sell	19,800,000	183,763	10/09/15	20,346		—
Japanese Yen	BZWS	Sell	10,100,000	93,799	10/13/15	10,435		—
Japanese Yen	DBAB	Sell	9,900,000	91,999	10/13/15	10,286		—
Indian Rupee	JPHQ	Buy	13,837,500	215,522	10/19/15	—		(8,939)
Euro	DBAB	Sell	100,000	127,530	10/29/15	15,276		—
Euro	DBAB	Sell	118,000	150,680	10/30/15	18,218		—
Euro	DBAB	Sell	59,000	74,000	11/05/15	7,761		—
Chilean Peso	CITI	Buy	18,742,000	27,200	11/10/15	—		(321)
Chilean Peso	JPHQ	Buy	18,573,000	26,951	11/16/15	—		(330)
Euro	BZWS	Sell	100,000	125,153	11/16/15	12,862		—
Chilean Peso	MSCO	Buy	36,852,500	53,328	11/17/15	—		(513)
Euro	CITI	Sell	281,000	348,187	12/07/15	32,524		—
Malaysian Ringgit	JPHQ	Buy	239,000	64,656	1/11/16	—		(8,026)
Euro	CITI	Sell	28,594	33,537	1/20/16	1,387		—
Euro	DBAB	Sell	128,180	139,806	1/20/16	—		(4,313)
Euro	DBAB	Sell	110,000	125,505	1/29/16	1,803		—
Philippine Peso	DBAB	Buy	2,407,100	52,866	1/29/16	—		(2,028)
Euro	DBAB	Sell	100,000	113,630	2/03/16	1,163		—
Japanese Yen	JPHQ	Sell	20,400,000	174,875	2/08/16	6,083		—
Japanese Yen	SCNY	Sell	20,370,000	174,588	2/08/16	6,044		—
Japanese Yen	BZWS	Sell	20,370,000	174,586	2/09/16	6,038		—
Japanese Yen	JPHQ	Sell	20,420,000	174,956	2/09/16	5,994		—
Mexican Peso	CITI	Buy	11,210,000	643,303	2/26/16	18,596		—

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BZWS	Sell	367,000	$400,753	4/01/16	$—	$(12,542)
Japanese Yen	BZWS	Sell	46,442,500	390,040	4/01/16	5,256	—
Malaysian Ringgit	DBAB	Buy	389,000	101,851	4/01/16	—	(9,843)
Ghanaian Cedi	BZWS	Buy	41,344	8,759	4/08/16	402	—
South Korean Won	JPHQ	Buy	45,013,200	40,793	5/16/16	—	(2,876)
South Korean Won	JPHQ	Buy	44,970,700	40,879	5/18/16	—	(2,999)
Euro	JPHQ	Sell	109,400	125,560	5/20/16	2,212	—
South Korean Won	JPHQ	Buy	33,768,000	30,906	5/20/16	—	(2,462)
Euro	BZWS	Sell	105,000	117,760	5/23/16	—	(635)
Mexican Peso	JPHQ	Buy	6,083,000	385,794	5/31/16	—	(29,559)
Malaysian Ringgit	JPHQ	Buy	291,780	75,391	6/30/16	—	(6,817)
Philippine Peso	DBAB	Buy	816,880	17,807	6/30/16	—	(694)
Philippine Peso	JPHQ	Buy	823,000	17,981	7/01/16	—	(741)
Malaysian Ringgit	JPHQ	Buy	431,250	112,104	7/05/16	—	(10,788)
Malaysian Ringgit	HSBK	Buy	356,895	91,138	7/21/16	—	(7,388)
Euro	DBAB	Sell	137,450	152,858	8/15/16	—	(2,502)
Total Forward Exchange Contracts unrealized appreciation (depreciation)						$339,122	$(168,407)
Net unrealized appreciation (depreciation)						$170,715
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At August 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
				Notional	Expiration	Unrealized	Unrealized
Description			Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%			LCH	$960,000	10/17/17	$—	$(2,649)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.018%			CME	520,000	8/22/23	—	(36,319)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%			LCH	440,000	1/22/25	11,290	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%			LCH	550,000	1/23/25	11,469	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%			LCH	320,000	1/27/25	6,665	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%			LCH	80,000	1/29/25	1,929	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%			LCH	70,000	1/30/25	1,663	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%			LCH	110,000	2/03/25	3,861	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.848%			CME	300,000	8/22/43	—	(69,521)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.849%			CME	300,000	12/23/43	—	(71,813)
Totals Interest Rate Swap Contracts						$36,877	$(180,302)
Net unrealized appreciation (depreciation)							$(143,425)

See Abbreviations on page 40.

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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$14,940,511
Cost - Sweep Money Fund (Note 3f)	1,371,759
Total cost of investments	$16,312,270
Value - Unaffiliated issuers	$12,894,176
Value - Sweep Money Fund (Note 3f)	1,371,759
Total value of investments	14,265,935
Restricted Cash (Note 1d)	70,000
Foreign currency, at value (cost $518,369)	517,676
Receivables:
Interest	314,937
Affiliates	23,225
Due from brokers	165,615
Variation margin	5,483
Unrealized appreciation on OTC forward exchange contracts	339,122
Other assets	6
Total assets	15,701,999
Liabilities:
Payables:
Capital shares redeemed	2,113
Management fees	1,951
Distribution fees	2,287
Due to Brokers	70,000
Unrealized depreciation on OTC forward exchange contracts	168,407
Deferred tax	327
Accrued expenses and other liabilities	16,505
Total liabilities	261,590
Net assets, at value	$15,440,409
Net assets consist of:
Paid-in capital	$18,532,865
Distributions in excess of net investment income	(1,050,851)
Net unrealized appreciation (depreciation)	(2,024,952)
Accumulated net realized gain (loss)	(16,653)
Net assets, at value	$15,440,409

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The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$14,085,313
Shares outstanding	1,691,424
Net asset value per share[a]	$8.33
Maximum offering price per share (net asset value per share ÷ 95.75%)	$8.70
Class C:
Net assets, at value	$550,746
Shares outstanding	66,238
Net asset value and maximum offering price per share[a]	$8.31
Class R:
Net assets, at value	$25,990
Shares outstanding	3,131
Net asset value and maximum offering price per share	$8.30
Class R6:
Net assets, at value	$4,110
Shares outstanding	493
Net asset value and maximum offering price per share	$8.34
Advisor Class:
Net assets, at value	$774,250
Shares outstanding	92,766
Net asset value and maximum offering price per share	$8.35

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Templeton Emerging Markets Bond Fund

Investment income:
Interest	$1,094,065
Inflation principal adjustments	77,235
Total investment income	1,171,300
Expenses:
Management fees (Note 3a)	185,676
Distribution fees: (Note 3c)
Class A	26,696
Class C	4,964
Class R	76
Transfer agent fees: (Note 3e)
Class A	15,708
Class C	736
Class R	16
Advisor Class	693
Custodian fees (Note 4)	10,125
Reports to shareholders	13,369
Registration and filing fees	68,026
Professional fees	63,679
Other	14,269
Total expenses	404,033
Expenses waived/paid by affiliates (Note 3g)	(195,543)
Net expenses	208,490
Net investment income	962,810
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(1,160,383)
Foreign currency transactions	266,038
Swap contracts	(51,811)
Net realized gain (loss)	(946,156)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,716,592)
Translation of other assets and liabilities denominated in foreign currencies	16,359
Swap contracts	(19,906)
Change in deferred taxes on unrealized appreciation	1,662
Net change in unrealized appreciation (depreciation)	(1,718,477)
Net realized and unrealized gain (loss)	(2,664,633)
Net increase (decrease) in net assets resulting from operations	$(1,701,823)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 27

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$962,810	$768,355
Net realized gain (loss)	(946,156)	(126,245)
Net change in unrealized appreciation (depreciation)	(1,718,477)	416,817
Net increase (decrease) in net assets resulting from operations	(1,701,823)	1,058,927
Distributions to shareholders from:
Net investment income:
Class A	(1,118,408)	(672,076)
Class C	(51,623)	(20,060)
Class R	(700)	(465)
Class R6	(307)	(253)
Advisor Class	(46,238)	(21,305)
Total distributions to shareholders	(1,217,276)	(714,159)
Capital share transactions:( Note 2)
Class A	(699,336)	6,796,296
Class C	(136,822)	523,849
Class R	18,233	—
Advisor Class	200,368	581,786
Total capital share transactions	(617,557)	7,901,931
Net increase (decrease) in net assets	(3,536,656)	8,246,699
Net assets:
Beginning of year	18,977,065	10,730,366
End of year	$15,440,409	$18,977,065
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(1,050,851)	$149,516

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Templeton Emerging Markets Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty

30 | Annual Report

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

d. Restricted Cash

At August 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals,

face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

				Year Ended August 31,
		2015	[a]		2014
	Shares			Amount	Shares	Amount
Class A Shares:
Shares sold	364,685	$3,296,033			873,449	$8,482,229
Shares issued in reinvestment of distributions	57,195			503,830	18,519	178,005
Shares redeemed	(516,102)			(4,499,199)	(193,522)	(1,863,938)
Net increase (decrease)	(94,222)			$(699,336)	698,446	$6,796,296
Class C Shares:
Shares sold	41,112			$377,111	84,899	$820,438
Shares issued in reinvestment of distributions	5,068			44,773	1,887	18,120
Shares redeemed	(63,558)			(558,706)	(32,801)	(314,709)
Net increase (decrease)	(17,378)			$(136,822)	53,985	$523,849

32 | Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

				Year Ended August 31,
		2015	[a]		2014
	Shares			Amount	Shares	Amount
Class R Shares:
Shares sold	2,117			$18,114	—	—
Shares issued in reinvestment of distributions	14			119	—	—
Net increase (decrease)	2,131			$18,233	—	—
Advisor Class Shares:
Shares sold	27,494			$240,000	131,826	$1,283,080
Shares issued in reinvestment of distributions	5,161			45,540	2,120	20,434
Shares redeemed	(9,656)			(85,172)	(76,395)	(721,728)
Net increase (decrease)	22,999			$200,368	57,551	$581,786
[a]During the year Class R6 did not report any share transactions.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$5,222
CDSC retained	$6,149

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $17,153, of which $8,113 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

expenses, for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.96% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015.

h. Other Affiliated Transactions

At August 31, 2015, Advisers owned 53.85% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At August 31, 2015, the Fund had short-term capital loss carryforwards of $16,653.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred late-year ordinary losses of $1,110,466.

The tax character of distributions paid during the years ended August 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from ordinary income	$1,217,276	$714,159

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$16,356,197
Unrealized appreciation	$106,377
Unrealized depreciation	(2,196,639)
Net unrealized appreciation (depreciation)	$(2,090,262)

Distributable earnings - undistributed ordinary income	$343,181

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $7,281,420 and $5,924,307, respectively.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

7. Credit Risk

At August 31, 2015, the Fund had 49.40% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal		Acquisition
Amount	Issuer	Date	Cost	Value
$600,000	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33
	(Value is 3.85% of Net Assets)	12/18/13	$600,000	$594,953

10. Other Derivative Information

At August 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$36,877	[a]	Variation margin	$180,302	[a]
Foreign exchange contracts	Unrealized appreciation on	339,122		Unrealized depreciation on	168,407
	OTC forward exchange contracts			OTC forward exchange contracts
Totals		$375,999			$348,709

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

For the year ended August 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
Derivative Contracts		Net Realized	Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(51,811)	Swap contracts	$(19,906)

Foreign exchange contracts	Foreign currency transactions	403,500	Translation of other assets and	11,902 [a]
			liabilities denominated in
			foreign currencies
Totals		$351,689		$(8,004)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the average month end fair value of derivatives represented 5.21% of average month end net assets. The average month end number of open derivative contracts for the year was 78.

At August 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$339,122	$168,407

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BZWS	$34,993	$(13,177)	$—	$—	$21,816
CITI	52,507	(321)	—	—	52,186
DBAB	171,811	(40,008)	—	(70,000)	61,803
HSBK	20,346	(7,388)	—	—	12,958
JPHQ	53,421	(53,421)	—	—	—
MSCO	—	—	—	—	—
SCNY	6,044	—	—	—	6,044
Total	$339,122	$(114,315)	$—	$(70,000)	$154,807

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information (continued)

At August 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$13,177	$(13,177)	$—	$—	$—
CITI	321	(321)	—	—	—
DBAB	40,008	(40,008)	—	—	—
HSBK	7,388	(7,388)	—	—	—
JPHQ	107,000	(53,421)	—	—	53,579
MSCO	513	—	—	—	513
SCNY	—	—	—	—	—
Total	$168,407	$(114,315)	$—	$—	$54,092

See Note 1(c) regarding derivative financial instruments.

See Abbreviation on page 40.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$10,691,495	$—	$10,691,495
Quasi-Sovereign and Corporate Bonds[a]	—	1,371,777	594,953	1,966,730
Short Term Investments	1,371,759	235,951	—	1,607,710
Total Investments in Securities	$1,371,759	$12,299,223	$594,953	$14,265,935
Other Financial Instruments
Forward Exchange Contracts	$—	$339,122	$—	$339,122
Swap Contracts	—	36,877	—	36,877
Total Other Financial Instruments	$—	$375,999	$—	$375,999
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$168,407	$—	$168,407
Swap Contracts	—	180,302	—	180,302
Total Investments in Securities	$—	$348,709	$—	$348,709

[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At August 31, 2015, the reconciliation of assets is as follows:

Net Change
in Unrealized
						Net		Appreciation
	Balance at					Unrealized	Balance	(Depreciation)
	Beginning	Purchases	Transfers Into	Cost Basis	Net Realized	Appreciation	at End	on Assets Held
	of Year	Sales	(Out of) Level 3	Adjustments	Gain (Loss)	(Depreciation)	of Year	at Year End
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$642,444	$ —	$ —	$ —	$ —	$(47,491)	$594,953	$(47,491)

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of August 31, 2015, are as follows:

					Impact to Fair
	Fair Value at				Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Amount	Increases[a]
Assets:
Investments in Securities:
Quasi-Sovereign and Corporate
Bonds	$594,953	Discounted cash flow model	Discount for rate[b]	8.20%	Decrease

[a]Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurement.
[b]The discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citibank N.A.	EUR Euro		PIK	Payment-In-Kind
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi
DBAB	Deutsche Bank AG	HUF	Hungarian Forint
HSBK	HSBC Bank PLC.	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase Bank, N.A.	KRW South Korean Won
LCH	London Clearing House	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co. Inc.	MXN	Mexican Peso
SCNY	Standard Charted Bank	MYR	Malaysian Ringgit
		NGN	Nigerian Naira
		PHP	Philippine Peso
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Bond Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statement”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At August 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on September 12, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0014	$0.4475	$ —
Class C	$0.0014	$0.4341	$ —
Class R	$0.0014	$0.4194	$ —
Class R6	$0.0014	$0.4704	$ —
Advisor Class	$0.0014	$0.4663	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2001 144		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc. (manu-
		Trustee since 2007		facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group,
Ltd. (holding company) (2004-present)
and H.J. Heinz Company (processed
foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2014-present; previously 2010-2012)
				and Graham Holdings Company
				(education and media organization)
				(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals,
Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Income Trust, including Templeton Emerging Markets Bond Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as

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TEMPLETON INCOME TRUST
TEMPLETON EMERGING MARKETS BOND FUND
SHAREHOLDER INFORMATION

to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of all retail and institutional emerging markets hard currency debt funds as selected by Lipper. The Fund has only been in operation for two full years and the Lipper report showed the Fund’s total return on an annualized basis for the one-year period ended February 28, 2015, to be in the lowest or worst performing quintile of its Lipper performance universe. The Board found the Fund’s performance to be acceptable, noting the Fund’s limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such comparisons showed that the contractual management fee rate of the Fund was 22 basis points above the median of its Lipper expense group. The actual total expense ratio was below the median of the expense group, after a waiver of fees by management. The Board found such comparative expenses to be acceptable, noting the Fund’s small size and limited period of operation.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief

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TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides a fee at the rate of 1.05% on the first $1 billion of net assets; 1.03% on the next $4 billion of net assets; 1.01%

on the next $5 billion of net assets; with breakpoints continuing thereafter reaching 0.95% on net assets in excess of $20 billion. At the end of 2014, the assets of the Fund were approximately $18.5 million. The Board believed it unlikely that meaningful economies of scale existed at such asset level, noting that the expenses of the Fund were subsidized by management.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton Emerging Markets Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	072 A 10/15

Annual Report and Shareholder Letter

August 31, 2015

Templeton Global Total Return Fund

A SERIES OF TEMPLETON INCOME TRUST

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Global Total Return Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	43
Notes to Financial Statements	47
Report of Independent Registered
Public Accounting Firm	60
Tax Information	61
Board Members and Officers	62
Shareholder Information	67

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Annual Report

Templeton Global Total Return Fund

This annual report for Templeton Global Total Return Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, or government-related or corporate issuers worldwide (collectively, “bonds”). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -7.40% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Barclays Multiverse Index, had a -6.60% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believed that economies with healthier balances and stronger growth prospects would be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve (Fed) rate hikes that could occur in the second half of 2015.

The U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 2.35% and rising to 2.63% in September 2014, before declining to a period low of 1.68% in January 2015 and finishing the period at 2.21%. Credit spreads widened in Asia and Latin America over the course of the 12-month period.

In late October 2014, the BOJ introduced a new round of massive QE with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that basically equates to the U.S. Fed’s former QE program that ended in the same month. This massive amount of liquidity had significant implications for global markets. Though Japan’s QE was positive for global risk assets, it contributed to further

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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TEMPLETON GLOBAL TOTAL RETURN FUND

depreciation of the yen, which declined 14.28% against the U.S. dollar during the 12-month period.2

Risk aversion increased during November and December 2014 as sharp declines in oil prices accelerated. In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. Heightened volatility led to a broad decline in yields across the Americas, Europe and Asia, while credit spreads widened. This trend persisted through January 2015 before sharply reversing course in February when credit spreads tightened as risk appetites returned and yields broadly shifted higher across the Americas, Europe and Asia.

In March 2015, the ECB launched QE with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. We anticipated that this would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro depreciated 14.93% against the U.S. dollar over the 12-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expansionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciation of several emerging market currencies was excessive, leading to fundamentally cheap valuations. In keeping with our strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually reemerge. Despite the escalation in near-term volatility, our medium-term convictions remained intact during the period.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying

2. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Currency Breakdown*
8/31/15
% of Total
Net Assets
Americas	110.3%
U.S. Dollar	80.0%
Mexican Peso	18.5%
Uruguayan Peso	5.4%
Brazilian Real	5.0%
Chilean Peso	1.4%
Asia Pacific	17.5%
South Korean Won	15.7%
Malaysian Ringgit	11.6%
Singapore Dollar	7.0%
Indonesian Rupiah	5.7%
Indian Rupee	4.4%
Philippine Peso	2.3%
Sri Lankan Rupee	0.9%
Australian Dollar	-2.9%
Japanese Yen	-27.2%
Middle East & Africa	1.4%
Ghanaian Cedi	1.4%
Europe	-29.2%
Polish Zloty	7.4%
Hungarian Forint	3.6%
Serbian Dinar	3.2%
Ukrainian Hryvnia	0.0%**
British Pound Sterling	0.0%**
Euro	-43.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Rounds to less than 0.1%.

fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

During the period, major detractors from the Fund’s absolute performance were currency positions followed by overall credit exposures. Interest rate strategies contributed to absolute return. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance, as did positions in peripheral European currencies against the euro. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute return. Among credit exposures, high yield corporate bonds detracted from absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute results.

Relative to the benchmark index, currency positions contributed to performance, while overall credit exposures and interest rate strategies detracted. Underweighted positioning in the euro and the Japanese yen significantly contributed to relative performance during the period. However, overweighted currency positions in Asia ex-Japan and Latin America detracted, as did overweighted positions in peripheral European currencies against the euro. Overweighted exposures to high yield corporate bonds also detracted from relative return. Among interest rate strategies, underweighted duration exposure to the U.S. detracted from relative results.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (TGTRX)	$11.63	$13.59	-$	1.96
C (TTRCX)	$11.61	$13.58	-$	1.97
R (N/A)	$11.63	$13.60	-$	1.97
R6 (FTTRX)	$11.64	$13.61	-$	1.97
Advisor (TTRZX)	$11.64	$13.61	-$	1.97

Distributions[1] (9/1/14–8/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.9643	$0.0115		$0.0223	$0.9981
C	$0.9138	$0.0115		$0.0223	$0.9476
R	$0.9328	$0.0115		$0.0223	$0.9666
R6	$1.0101	$0.0115		$0.0223	$1.0439
Advisor	$0.9966	$0.0115		$0.0223	$1.0304

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TEMPLETON GLOBAL TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 8/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	(with waiver)	(without waiver)
A					1.03%	1.04%
1-Year	-7.40%	-11.31%	$8,869	-12.27%
5-Year	+23.69%	+3.44%	$11,840	+2.08%
Since Inception (9/30/08)	+75.36%	+7.79%	$16,797	+7.34%
C					1.43%	1.44%
1-Year	-7.85%	-8.70%	$9,130	-9.70%
5-Year	+21.26%	+3.93%	$12,126	+2.57%
Since Inception (9/30/08)	+70.59%	+8.03%	$17,059	+7.57%
R					1.28%	1.29%
1-Year	-7.70%	-7.70%	$9,230	-8.71%
5-Year	+22.12%	+4.08%	$12,212	+2.71%
Since Inception (9/30/08)	+72.52%	+8.20%	$17,252	+7.74%
R6					0.68%	0.69%
1-Year	-7.12%	-7.12%	$9,288	-8.14%
Since Inception (5/1/13)	-4.26%	-1.85%	$9,574	-2.70%
Advisor					0.78%	0.79%
1-Year	-7.23%	-7.23%	$9,277	-8.24%
5-Year	+25.21%	+4.60%	$12,521	+3.23%
Since Inception (9/30/08)	+78.38%	+8.73%	$17,838	+8.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

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TEMPLETON GLOBAL TOTAL RETURN FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns.
Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctu-
ations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securi-
ties and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates.
As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is nondiversified, which involves the risk of greater price fluctu-
ation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least 12/31/15. Fund investment results reflect the fee waivers, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the
Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report | 11

TEMPLETON GLOBAL TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL TOTAL RETURN FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$940.10	$5.04
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24
C
Actual	$1,000	$938.10	$6.99
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.27
R
Actual	$1,000	$938.90	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
R6
Actual	$1,000	$941.80	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36
Advisor
Actual	$1,000	$940.60	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.03%;
C: 1.43%; R: 1.28%; R6: 0.66%; and Advisor: 0.78%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com

Annual Report

| 13

TEMPLETON INCOME TRUST

Financial Highlights
Templeton Global Total Return Fund
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.59	$12.95	$13.15	$13.47	$12.55
Income from investment operations[a]:
Net investment income[b]	0.51	0.49	0.52	0.55	0.57
Net realized and unrealized gains (losses)	(1.48)	0.74	0.17	(0.13)	0.91
Total from investment operations	(0.97)	1.23	0.69	0.42	1.48
Less distributions from:
Net investment income and net foreign currency gains	(0.96)	(0.59)	(0.86)	(0.66)	(0.56)
Net realized gains	(0.03)	—	(0.03)	(0.08)	—
Total distributions	(0.99)	(0.59)	(0.89)	(0.74)	(0.56)
Net asset value, end of year	$11.63	$13.59	$12.95	$13.15	$13.47

Total return[c]	(7.40)%	9.56%	5.27%	3.36%	12.04%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.04%	1.03%	1.01%	1.04%	1.04%
Expenses net of waiver and payments by affiliates	1.02%[d]	1.01%[d]	1.00%[d]	1.04%	1.04%
Net investment income	4.05%	3.66%	3.76%	4.33%	4.23%

Supplemental data
Net assets, end of year (000’s)	$1,632,114	$2,115,198	$1,875,526	$1,138,837	$940,949
Portfolio turnover rate	32.07%	28.85%	25.45%	23.98%	15.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.58	$12.94	$13.13	$13.46	$12.53
Income from investment operations[a]:
Net investment income[b]	0.46	0.44	0.46	0.50	0.51
Net realized and unrealized gains (losses)	(1.49)	0.73	0.19	(0.14)	0.93
Total from investment operations	(1.03)	1.17	0.65	0.36	1.44
Less distributions from:
Net investment income and net foreign currency gains	(0.91)	(0.53)	(0.81)	(0.61)	(0.51)
Net realized gains	(0.03)	—	(0.03)	(0.08)	—
Total distributions	(0.94)	(0.53)	(0.84)	(0.69)	(0.51)
Net asset value, end of year	$11.61	$13.58	$12.94	$13.13	$13.46

Total return[c]	(7.85)%	9.22%	4.78%	3.03%	11.61%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.44%	1.43%	1.41%	1.44%	1.44%
Expenses net of waiver and payments by affiliates	1.42%[d]	1.41%[d]	1.40%[d]	1.44%	1.44%
Net investment income	3.65%	3.26%	3.36%	3.93%	3.83%

Supplemental data
Net assets, end of year (000’s)	$708,010	$904,521	$809,479	$512,461	$462,929
Portfolio turnover rate	32.07%	28.85%	25.45%	23.98%	15.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.60	$12.96	$13.15	$13.48	$12.55
Income from investment operations[a]:
Net investment income[b]	0.48	0.46	0.50	0.52	0.54
Net realized and unrealized gains (losses)	(1.49)	0.73	0.17	(0.14)	0.92
Total from investment operations	(1.01)	1.19	0.67	0.38	1.46
Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(0.55)	(0.83)	(0.63)	(0.53)
Net realized gains	(0.03)	—	(0.03)	(0.08)	—
Total distributions	(0.96)	(0.55)	(0.86)	(0.71)	(0.53)
Net asset value, end of year	$11.63	$13.60	$12.96	$13.15	$13.48

Total return	(7.70)%	9.36%	4.93%	3.18%	11.75%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.29%	1.28%	1.26%	1.29%	1.29%
Expenses net of waiver and payments by affiliates	1.27%[c]	1.26%[c]	1.25%[c]	1.29%	1.29%
Net investment income	3.80%	3.41%	3.51%	4.08%	3.98%

Supplemental data
Net assets, end of year (000’s)	$9,809	$8,090	$7,450	$6,508	$5,357
Portfolio turnover rate	32.07%	28.85%	25.45%	23.98%	15.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON INCOME TRUST
	FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
	Year Ended August 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.61	$12.97	$14.03
Income from investment operations[b]:
Net investment income[c]	0.56	0.54	0.15
Net realized and unrealized gains (losses)	(1.49)	0.74	(1.03)
Total from investment operations	(0.93)	1.28	(0.88)
Less distributions from:
Net investment income and net foreign currency gains	(1.01)	(0.64)	(0.18)
Net realized gains	(0.03)	—	—
Total distributions	(1.04)	(0.64)	(0.18)
Net asset value, end of year	$11.64	$13.61	$12.97

Total return[d]	(7.12)%	10.02%	(6.31)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.68%	0.68%	0.68%
Expenses net of waiver and payments by affiliates[f]	0.66%	0.66%	0.67%
Net investment income	4.41%	4.01%	4.09%

Supplemental data
Net assets, end of year (000’s)	$1,220,888 $ 1,038,236		$691,716
Portfolio turnover rate	32.07%	28.85%	25.45%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.61	$12.97	$13.16	$13.49	$12.56
Income from investment operations[a]:
Net investment income[b]	0.55	0.53	0.55	0.59	0.60
Net realized and unrealized gains (losses)	(1.49)	0.73	0.19	(0.14)	0.92
Total from investment operations	(0.94)	1.26	0.74	0.45	1.52
Less distributions from:
Net investment income and net foreign currency gains	(1.00)	(0.62)	(0.90)	(0.70)	(0.59)
Net realized gains	(0.03)	—	(0.03)	(0.08)	—
Total distributions	(1.03)	(0.62)	(0.93)	(0.78)	(0.59)
Net asset value, end of year	$11.64	$13.61	$12.97	$13.16	$13.49

Total return	(7.23)%	9.91%	5.45%	3.70%	12.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.79%	0.78%	0.76%	0.79%	0.79%
Expenses net of waiver and payments by affiliates	0.77%[c]	0.76%[c]	0.75%[c]	0.79%	0.79%
Net investment income	4.30%	3.91%	4.01%	4.58%	4.48%

Supplemental data
Net assets, end of year (000’s)	$3,857,408	$5,017,585	$3,602,558	$2,313,376	$1,726,189
Portfolio turnover rate	32.07%	28.85%	25.45%	23.98%	15.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2015

Templeton Global Total Return Fund
	Shares		Value
Common Stocks 0.0%†
United Kingdom 0.0%†
[a]CEVA Holdings LLC	920		$597,708
United States 0.0%†
[a]Verso Corp.	9,431		2,263
Total Common Stocks (Cost $1,346,404)			599,971
Convertible Preferred Stocks 0.0%†
United Kingdom 0.0%†
[a]CEVA Holdings LLC, cvt. pfd., A-1	37		33,300
[a]CEVA Holdings LLC, cvt. pfd., A-2	1,991		1,293,877
Total Convertible Preferred Stocks (Cost $2,895,379)			1,327,177

	Principal Amount*
Convertible Bonds (Cost $53,860,000) 0.6%
Canada 0.6%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	53,860,000		45,781,000
Foreign Government and Agency Securities 69.3%
Bosnia & Herzegovina 0.0%†
[b,c]Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.875%, 12/11/21	189,583	DEM	92,539
Brazil 4.6%
Letra Tesouro Nacional, Strip,
10/01/15	49,090	[d]BRL	13,387,886
1/01/16	122,340	[d]BRL	32,266,412
7/01/16	14,770	[d]BRL	3,644,705
10/01/16	46,650	[d]BRL	11,122,011
Nota Do Tesouro Nacional,
10.00%, 1/01/17	30,600	[d]BRL	8,037,151
10.00%, 1/01/21	8,590	[d]BRL	2,027,731
10.00%, 1/01/23	289,500	[d]BRL	65,507,565
[e]Index Linked, 6.00%, 5/15/17	5,321	[d]BRL	3,885,104
[e]Index Linked, 6.00%, 5/15/19	73,710	[d]BRL	52,480,442
[e]Index Linked, 6.00%, 8/15/20	4,190	[d]BRL	2,956,684
[e]Index Linked, 6.00%, 8/15/22	62,989	[d]BRL	43,791,078
[e]Index Linked, 6.00%, 5/15/23	143,373	[d]BRL	99,732,485
[e]Index Linked, 6.00%, 8/15/24	4,390	[d]BRL	3,034,693
[e]Index Linked, 6.00%, 8/15/50	400	[d]BRL	258,079
			342,132,026
Croatia 0.1%
[f]Government of Croatia, 144A, 6.75%, 11/05/19	4,070,000		4,456,202
Ecuador 0.5%
[f]Government of Ecuador, senior note, 144A, 7.95%, 6/20/24	55,320,000		40,042,829
Ghana 1.3%
Government of Ghana,
21.00%, 10/26/15	60,275,000	GHS	15,299,031
16.90%, 3/07/16	2,390,000	GHS	588,409
19.24%, 5/30/16	33,350,000	GHS	8,240,486
23.00%, 2/13/17	25,490,000	GHS	6,466,617
25.48%, 4/24/17	1,320,000	GHS	344,909
24.44%, 5/29/17	34,140,000	GHS	8,809,433
26.00%, 6/05/17	3,110,000	GHS	819,633

franklintempleton.com	Annual Report | 19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
25.40%, 7/31/17	11,600,000	GHS	$3,039,631
23.00%, 8/21/17	85,849,000	GHS	21,725,300
23.23%, 2/19/18	16,530,000	GHS	4,201,714
22.49%, 4/23/18	5,490,000	GHS	1,373,612
23.47%, 5/21/18	47,670,000	GHS	12,149,066
19.04%, 9/24/18	43,190,000	GHS	9,979,936
			93,037,777
Hungary 5.3%
Government of Hungary,
4.00%, 4/25/18	1,711,810,000	HUF	6,450,805
6.00%, 1/11/19	11,290,000	EUR	14,648,487
6.50%, 6/24/19	9,396,590,000	HUF	38,548,880
7.50%, 11/12/20	2,677,730,000	HUF	11,759,163
5.375%, 2/21/23	38,460,000		41,929,092
A, 6.75%, 11/24/17	11,888,630,000	HUF	47,506,031
A, 5.50%, 12/20/18	8,347,670,000	HUF	32,981,368
A, 7.00%, 6/24/22	1,467,440,000	HUF	6,422,626
A, 6.00%, 11/24/23	23,125,220,000	HUF	97,595,371
B, 5.50%, 6/24/25	1,850,090,000	HUF	7,616,410
senior note, 6.25%, 1/29/20	21,385,000		24,124,525
senior note, 6.375%, 3/29/21	23,190,000		26,461,761
senior note, 5.375%, 3/25/24	10,000,000		10,949,850
[b]senior note, Reg S, 4.375%, 7/04/17	13,212,000	EUR	15,793,714
[b]senior note, Reg S, 5.75%, 6/11/18	6,625,000	EUR	8,380,040
[b]senior note, Reg S, 3.875%, 2/24/20	10,000	EUR	12,412
			391,180,535
Iceland 0.1%
[f]Government of Iceland, 144A, 5.875%, 5/11/22	9,630,000		11,004,779
India 3.1%
Government of India,
senior bond, 7.80%, 5/03/20	1,786,600,000	INR	26,789,830
senior bond, 8.28%, 9/21/27	539,800,000	INR	8,291,625
senior bond, 8.60%, 6/02/28	1,852,900,000	INR	29,217,060
senior note, 7.28%, 6/03/19	69,400,000	INR	1,028,744
senior note, 8.12%, 12/10/20	1,341,500,000	INR	20,366,053
senior note, 8.35%, 5/14/22	527,100,000	INR	8,086,098
senior note, 7.16%, 5/20/23	2,481,400,000	INR	35,596,742
senior note, 8.83%, 11/25/23	6,495,900,000	INR	102,757,237
			232,133,389
Indonesia 3.9%
Government of Indonesia,
7.875%, 4/15/19	14,607,000,000	IDR	1,022,600
FR31, 11.00%, 11/15/20	13,446,000,000	IDR	1,051,965
FR34, 12.80%, 6/15/21	34,970,000,000	IDR	2,948,443
FR35, 12.90%, 6/15/22	95,624,000,000	IDR	8,202,263
FR36, 11.50%, 9/15/19	33,165,000,000	IDR	2,593,835
FR39, 11.75%, 8/15/23	6,350,000,000	IDR	525,676
FR40, 11.00%, 9/15/25	110,250,000,000	IDR	8,891,883
FR42, 10.25%, 7/15/27	2,150,000,000	IDR	165,923

20 | Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
FR43, 10.25%, 7/15/22	3,593,000,000	IDR	$274,563
FR44, 10.00%, 9/15/24	7,250,000,000	IDR	551,312
FR46, 9.50%, 7/15/23	7,100,000,000	IDR	520,544
FR47, 10.00%, 2/15/28	26,890,000,000	IDR	2,037,410
FR52, 10.50%, 8/15/30	24,050,000,000	IDR	1,889,721
FR61, 7.00%, 5/15/22	30,434,000,000	IDR	1,974,320
senior bond, 9.00%, 3/15/29	543,676,000,000	IDR	38,502,319
senior bond, FR53, 8.25%, 7/15/21	2,031,828,000,000	IDR	142,948,040
senior bond, FR56, 8.375%, 9/15/26	764,766,000,000	IDR	53,207,065
senior bond, FR70, 8.375%, 3/15/24	325,410,000,000	IDR	22,755,531
senior note, 8.50%, 10/15/16	3,130,000,000	IDR	225,021
			290,288,434
Ireland 1.1%
Government of Ireland, senior bond, 5.40%, 3/13/25	51,952,700	EUR	78,934,150
Kenya 0.3%
[f]Government of Kenya, senior note, 144A, 6.875%, 6/24/24	19,534,000		18,993,397
Latvia 0.6%
[f]Government of Latvia,
144A, 5.25%, 2/22/17	25,850,000		27,393,374
senior note, 144A, 5.25%, 6/16/21	18,000,000		20,377,080
			47,770,454
Lithuania 0.2%
[f]Government of Lithuania, 144A, 7.375%, 2/11/20	10,320,000		12,390,605
Malaysia 3.3%
Government of Malaysia,
4.72%, 9/30/15	47,610,000	MYR	11,363,752
3.314%, 10/31/17	81,160,000	MYR	19,346,842
senior bond, 4.262%, 9/15/16	202,610,000	MYR	48,836,979
senior bond, 3.814%, 2/15/17	59,020,000	MYR	14,188,155
senior bond, 4.012%, 9/15/17	236,620,000	MYR	57,199,994
senior note, 3.172%, 7/15/16	238,756,000	MYR	56,931,496
senior note, 3.394%, 3/15/17	147,184,000	MYR	35,174,345
			243,041,563
Mexico 10.6%
Government of Mexico,
8.00%, 12/17/15	24,732,170	[g] MXN	150,049,384
7.25%, 12/15/16	54,283,250	[g] MXN	338,543,058
7.75%, 12/14/17	44,132,060	[g] MXN	282,815,395
[h]Mexican Udibonos, Index Linked,
5.00%, 6/16/16	826,232	[i] MXN	5,146,324
3.50%, 12/14/17	834,173	[i] MXN	5,285,020
4.00%, 6/13/19	574,010	[i] MXN	3,696,491
2.50%, 12/10/20	452,559	[i] MXN	2,729,862
			788,265,534

franklintempleton.com

Annual Report

| 21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Philippines 2.0%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	516,430,000	PHP	$11,227,706
senior bond, 9.125%, 9/04/16	126,690,000	PHP	2,855,058
senior note, 1.625%, 4/25/16	6,153,320,000	PHP	131,020,544
			145,103,308
Poland 2.8%
Government of Poland,
6.25%, 10/24/15	46,028,000	PLN	12,264,366
5.00%, 4/25/16	304,780,000	PLN	82,412,551
4.75%, 10/25/16	293,705,000	PLN	80,408,406
4.75%, 4/25/17	9,170,000	PLN	2,543,837
[c]FRN, 1.79%, 1/25/17	64,309,000	PLN	17,026,295
[c]FRN, 1.79%, 1/25/21	55,199,000	PLN	14,399,917
			209,055,372
Portugal 2.7%
Government of Portugal,
[f] 144A, 5.125%, 10/15/24	179,860,000		191,167,798
[b]senior bond, Reg S, 4.95%, 10/25/23	1,419,700	EUR	1,906,166
[b]senior note, Reg S, 5.65%, 2/15/24	3,549,500	EUR	4,965,844
			198,039,808
Serbia 3.7%
[f]Government of Serbia, senior note, 144A,
4.875%, 2/25/20	45,960,000		46,582,758
7.25%, 9/28/21	29,790,000		33,664,338
Serbia Treasury Note,
10.00%, 9/14/15	435,500,000	RSD	4,070,272
10.00%, 9/28/15	149,700,000	RSD	1,402,387
10.00%, 10/18/15	637,300,000	RSD	5,989,621
10.00%, 12/06/15	123,700,000	RSD	1,171,158
10.00%, 1/30/16	104,830,000	RSD	999,483
10.00%, 2/21/16	4,619,000,000	RSD	44,143,716
10.00%, 5/22/16	273,340,000	RSD	2,639,406
10.00%, 6/27/16	680,370,000	RSD	6,592,679
10.00%, 8/15/16	280,100,000	RSD	2,726,025
10.00%, 10/17/16	156,810,000	RSD	1,532,561
10.00%, 12/19/16	439,100,000	RSD	4,305,162
8.00%, 1/12/17	49,570,000	RSD	474,729
8.00%, 3/23/17	570,360,000	RSD	5,457,838
8.00%, 4/06/17	827,050,000	RSD	7,911,471
10.00%, 5/08/17	149,560,000	RSD	1,472,696
10.00%, 7/10/17	3,418,090,000	RSD	33,789,583
10.00%, 11/08/17	848,160,000	RSD	8,455,496
10.00%, 3/02/18	1,570,870,000	RSD	15,735,584
10.00%, 4/27/18	331,320,000	RSD	3,328,326
10.00%, 11/21/18	140,010,000	RSD	1,416,710
10.00%, 8/21/19	2,432,950,000	RSD	24,764,831
10.00%, 3/20/21	357,280,000	RSD	3,617,035
10.00%, 9/11/21	1,505,120,000	RSD	15,168,766
			277,412,631

22 | Annual Report	franklintempleton.com

	TEMPLETON INCOME TRUST
	STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Singapore 0.0%†
Government of Singapore, senior note, 1.125%, 4/01/16	2,210,000	SGD	$1,567,473
Slovenia 1.7%
[f]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	28,870,000		32,553,812
5.85%, 5/10/23	84,940,000		97,196,417
			129,750,229
South Korea 12.1%
Korea Monetary Stabilization Bond, senior note,
2.81%, 10/02/15	6,951,000,000	KRW	5,884,474
2.90%, 12/02/15	97,007,000,000	KRW	82,319,287
2.78%, 2/02/16	107,819,740,000	KRW	91,651,243
2.80%, 4/02/16	47,389,180,000	KRW	40,365,999
2.79%, 6/02/16	255,314,170,000	KRW	217,906,125
1.62%, 6/09/16	10,349,900,000	KRW	8,754,460
2.46%, 8/02/16	43,062,100,000	KRW	36,706,091
1.56%, 8/09/16	21,371,000,000	KRW	18,067,618
2.22%, 10/02/16	23,710,100,000	KRW	20,182,417
2.07%, 12/02/16	85,448,300,000	KRW	72,670,071
1.96%, 2/02/17	39,466,600,000	KRW	33,535,796
Korea Treasury Bond,
senior bond, 4.00%, 3/10/16	2,835,300,000	KRW	2,428,176
senior note, 4.00%, 9/10/15	7,503,000,000	KRW	6,348,935
senior note, 2.75%, 12/10/15	164,021,360,000	KRW	139,161,430
senior note, 2.75%, 6/10/16	72,972,300,000	KRW	62,263,228
senior note, 3.00%, 12/10/16	73,068,440,000	KRW	62,867,735
			901,113,085
Sri Lanka 1.5%
Government of Sri Lanka,
8.25%, 3/01/17	10,170,000	LKR	76,527
8.00%, 6/15/17	29,570,000	LKR	221,889
10.60%, 7/01/19	441,620,000	LKR	3,500,150
10.60%, 9/15/19	805,410,000	LKR	6,413,481
8.00%, 11/01/19	29,570,000	LKR	216,487
9.25%, 5/01/20	35,270,000	LKR	267,114
11.20%, 7/01/22	89,990,000	LKR	726,154
A, 8.50%, 11/01/15	1,067,960,000	LKR	7,957,016
A, 6.40%, 8/01/16	86,300,000	LKR	638,582
A, 5.80%, 1/15/17	394,700,000	LKR	2,883,641
A, 7.50%, 8/15/18	95,560,000	LKR	699,083
A, 8.00%, 11/15/18	542,330,000	LKR	4,016,808
A, 9.00%, 5/01/21	162,810,000	LKR	1,207,981
A, 11.00%, 8/01/21	83,950,000	LKR	671,407
B, 11.00%, 9/01/15	333,600,000	LKR	2,478,752
B, 8.00%, 6/01/16	1,537,000,000	LKR	11,526,586
B, 6.40%, 10/01/16	885,200,000	LKR	6,547,126
B, 5.80%, 7/15/17	973,900,000	LKR	7,020,582
B, 8.50%, 7/15/18	124,950,000	LKR	938,643
C, 8.50%, 4/01/18	510,340,000	LKR	3,839,455
D, 8.50%, 6/01/18	119,600,000	LKR	897,227
[b]senior note, Reg S, 6.25%, 7/27/21	50,000,000		50,414,750
			113,159,441

franklintempleton.com	Annual Report | 23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ukraine 2.7%
[f]Government of Ukraine,
144A, 9.25%, 7/24/17	51,390,000		$37,868,006
144A, 7.75%, 9/23/20	50,845,000		36,950,333
senior bond, 144A, 6.58%, 11/21/16	9,395,000		6,922,941
senior bond, 144A, 7.80%, 11/28/22	89,130,000		65,343,431
senior note, 144A, 6.25%, 6/17/16	3,000,000		2,206,875
senior note, 144A, 6.75%, 11/14/17	5,140,000		3,768,263
senior note, 144A, 7.95%, 2/23/21	12,058,000		8,817,412
senior note, 144A, 7.50%, 4/17/23	48,570,000		35,516,812
			197,394,073
Uruguay 5.1%
[h]Government of Uruguay,
Index Linked, 4.25%, 4/05/27	246,919,787	UYU	7,632,157
senior bond, Index Linked, 5.00%, 9/14/18	175,312,785	UYU	6,145,453
senior bond, Index Linked, 4.375%, 12/15/28	3,734,977,241	UYU	118,454,944
senior bond, Index Linked, 4.00%, 7/10/30	129,001,879	UYU	3,879,224
senior bond, Index Linked, 3.70%, 6/26/37	27,493,178	UYU	719,049
Uruguay Notas del Tesoro,
9.50%, 1/27/16	507,279,000	UYU	17,798,826
11.00%, 3/21/17	765,015,000	UYU	25,618,539
7, 13.25%, 4/08/18	304,900,000	UYU	10,275,328
[h]10, Index Linked, 4.25%, 1/05/17	282,188,030	UYU	9,797,257
[h]13, Index Linked, 4.00%, 5/25/25	604,624,810	UYU	19,140,688
[h]14, Index Linked, 4.00%, 6/10/20	573,330,715	UYU	19,133,391
[h]16, Index Linked, 3.25%, 1/27/19	994,262	UYU	33,061
[h]17, Index Linked, 2.75%, 6/16/16	349,778,995	UYU	12,068,020
[h]18, Index Linked, 2.25%, 8/23/17	616,439,542	UYU	20,477,388
[h]19, Index Linked, 2.50%, 9/27/22	186,798,622	UYU	5,441,487
senior note, 13.90%, 7/29/20	420,202,000	UYU	14,193,898
Uruguay Treasury Bill, Strip,
10/08/15	83,910,000	UYU	2,905,415
11/26/15	41,280,000	UYU	1,404,201
1/14/16	333,423,000	UYU	11,142,378
3/03/16	217,510,000	UYU	7,203,058
4/21/16	219,579,000	UYU	7,082,858
6/09/16	153,250,000	UYU	4,903,919
7/28/16	281,620,000	UYU	8,855,933
9/15/16	200,920,000	UYU	6,162,628
11/03/16	46,340,000	UYU	1,397,762
2/10/17	329,270,000	UYU	9,558,883
4/03/17	581,589,000	UYU	16,501,861
5/19/17	272,740,000	UYU	7,574,409
			375,502,015
Total Foreign Government and Agency Securities
(Cost $5,945,502,520)			5,141,861,648
Quasi-Sovereign and Corporate Bonds 6.3%
Australia 0.1%
[f]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	2,200,000		1,727,000
[f]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	8,500,000		7,798,750
			9,525,750

24 | Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
Bermuda 0.1%
[f]Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	3,000,000		$2,630,625
[f]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	6,100,000		5,596,750
			8,227,375
Canada 0.2%
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	9,450,000		5,740,875
[f]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	7,890,000		5,680,800
7.00%, 2/15/21	5,000,000		3,550,000
			14,971,675
France 0.1%
CGG SA, senior note,
7.75%, 5/15/17	1,010,000		805,475
6.50%, 6/01/21	5,300,000		3,007,750
6.875%, 1/15/22	5,700,000		3,338,063
			7,151,288
Germany 0.0%†
[f]Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
senior secured bond, first lien, 144A, 5.75%, 1/15/23	1,890,000	EUR	2,281,257
senior secured note, first lien, 144A, 5.625%, 4/15/23	900,000	EUR	1,086,313
			3,367,570
Italy 0.2%
[f]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	12,000,000		12,270,000
Luxembourg 0.3%
ArcelorMittal, senior note, 6.25%, 3/01/21	8,000,000		7,932,160
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	2,000,000		1,760,000
senior bond, 5.50%, 8/01/23	6,500,000		5,748,437
senior note, 7.50%, 4/01/21	3,000,000		2,917,500
			18,358,097
Mexico 0.1%
[f]Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	8,700,000		8,341,125
Netherlands 0.1%
[f]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	9,000,000		7,897,500
Russia 0.3%
[f,j]Alfa Bond Issuance PLC (Alfa Bank OJSC), loan participation, senior note,
144A, 7.75%, 4/28/21	1,750,000		1,753,282
[j]Gaz Capital SA (OJSC Gazprom), loan participation,
[f] senior bond, 144A, 6.51%, 3/07/22	2,860,000		2,809,092
[b]senior bond, Reg S, 6.51%, 3/07/22	170,000		166,706
[f] senior note, 144A, 5.092%, 11/29/15	8,760,000		8,825,700
LUKOIL International Finance BV,
[f] 144A, 6.656%, 6/07/22	430,000		433,526
[b]Reg S, 6.656%, 6/07/22	2,400,000		2,434,092
[f] senior note, 144A, 6.125%, 11/09/20	6,180,000		6,197,551
TNK-BP Finance SA,
[f] senior bond, 144A, 7.25%, 2/02/20	590,000		598,481
[b]senior note, Reg S, 7.875%, 3/13/18	420,000		442,006
			23,660,436

franklintempleton.com	Annual Report | 25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
South Africa 0.5%
[f,k]Edcon Holdings Ltd., senior sub. note, 144A, PIK, 13.375%, 6/30/19	55,936,256	EUR	$17,903,607
Edcon Ltd.,
[f] secured note, 144A, 9.50%, 3/01/18	2,000,000	EUR	1,592,709
[f] senior secured note, 144A, 9.50%, 3/01/18	13,350,000		9,513,210
[f] senior secured note, 144A, 9.50%, 3/01/18	7,916,000	EUR	6,414,206
[f,k]senior secured note, 144A, PIK, 8.00%, 6/30/19	2,796,812	EUR	2,704,281
[b]senior secured note, first lien, Reg S, 9.50%, 3/01/18	100,000	EUR	81,028
			38,209,041
Sweden 0.1%
[f]Stena AB, senior bond, 144A, 7.00%, 2/01/24	600,000		528,000
[f]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	6,900,000		6,508,425
			7,036,425
Ukraine 0.4%
[f]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	18,260,000		12,974,369
7.40%, 4/20/18	15,100,000		10,758,750
[b,j]State Export-Import Bank of Ukraine (Biz Finance PLC), loan participation,
Reg S, 8.75%, 1/22/18	6,430,000		5,079,700
			28,812,819
United Kingdom 0.1%
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	300,000		353,910
[f]Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	2,000,000	GBP	3,178,437
[f]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%,
1/15/25	4,000,000		4,070,000
			7,602,347
United States 3.7%
[l]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	8,000,000		8,460,000
[f]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	7,500,000		6,159,375
[m]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	6,000,000		5,047,500
California Resources Corp.,
senior bond, 6.00%, 11/15/24	3,000,000		2,272,500
senior note, 5.50%, 9/15/21	2,100,000		1,638,798
Calpine Corp.,
senior bond, 5.75%, 1/15/25	7,000,000		6,807,500
[f] senior secured bond, first lien, 144A, 7.875%, 1/15/23	4,084,000		4,400,510
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	8,200,000		8,286,100
Chaparral Energy Inc., senior note, 8.25%, 9/01/21	11,400,000		5,415,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	10,500,000		8,400,000
5.75%, 3/15/23	1,700,000		1,275,867
CHS/Community Health Systems Inc., senior note,
8.00%, 11/15/19	5,100,000		5,342,250
7.125%, 7/15/20	4,600,000		4,876,000
CIT Group Inc.,
senior bond, 5.00%, 8/01/23	7,000,000		7,105,000
senior note, 5.00%, 8/15/22	2,400,000		2,445,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	7,000,000		5,915,000

26 | Annual Report	franklintempleton.com

	TEMPLETON INCOME TRUST
	STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*	Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	2,000,000	$2,073,500
senior sub. note, 7.625%, 3/15/20	200,000	205,750
senior sub. note, 7.625%, 3/15/20	4,500,000	4,674,375
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	7,100,000	7,581,025
DISH DBS Corp., senior note, 5.875%, 7/15/22	8,050,000	7,632,446
Energy XXI Gulf Coast Inc.,
7.75%, 6/15/19	1,000,000	220,000
senior note, 9.25%, 12/15/17	4,000,000	1,180,000
senior note, 6.875%, 3/15/24	3,400,000	688,500
Equinix Inc., senior bond, 5.375%, 4/01/23	1,000,000	1,007,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	6,800,000	7,828,500
senior note, 11.25%, 1/15/21	342,000	378,765
[f] senior secured bond, second lien, 144A, 8.25%, 1/15/21	4,000,000	4,220,000
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note, 6.875%, 2/15/23	314,000	282,600
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	200,000	181,500
senior note, 8.75%, 4/15/22	500,000	495,000
senior note, 7.125%, 1/15/23	1,400,000	1,271,200
senior note, 7.875%, 1/15/27	300,000	256,500
Halcon Resources Corp.,
[f] senior secured note, third lien, 144A, 13.00%, 2/15/22	3,900,000	3,042,000
senior note, 8.875%, 5/15/21	5,000,000	1,825,000
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	11,000,000	11,990,000
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	6,500,000	5,744,375
senior secured note, first lien, 9.00%, 9/15/22	1,500,000	1,318,125
[f]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	1,700,000	1,702,125
senior note, 144A, 8.25%, 2/01/20	5,500,000	5,823,125
senior note, 144A, 7.25%, 6/01/21	700,000	734,125
[l]JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23,
FRN thereafter, Perpetual	5,000,000	4,962,500
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	1,600,000	652,000
7.75%, 2/01/21	6,900,000	2,742,750
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	6,000,000	1,710,000
Navient Corp., senior note, 5.50%, 1/15/19	9,600,000	9,249,600
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	2,280,000	1,060,200
senior secured note, first lien, 7.50%, 11/01/19	4,700,000	2,200,187
Penn Virginia Corp., senior note, 8.50%, 5/01/20	8,000,000	2,120,000
[f]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	2,000,000	2,017,500
6.00%, 12/15/22	6,100,000	5,909,375
[c,f,m]Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%, 6/21/19	1,600,000	752,000
Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
5.875%, 3/01/22	1,500,000	1,544,432
5.00%, 10/01/22	2,400,000	2,352,530
Reynolds Group Issuer Inc./LLC/SA, senior note, 9.00%, 4/15/19	8,550,000	8,763,750
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	9,600,000	9,504,000
[f]Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	8,000,000	8,260,000

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds (continued)
United States (continued)
Sprint Communications Inc., senior note,
6.00%, 11/15/22	5,000,000		$4,512,500
[f] 144A, 9.00%, 11/15/18	4,000,000		4,465,000
T-Mobile USA Inc.,
senior bond, 6.375%, 3/01/25	9,500,000		9,713,750
senior note, 6.542%, 4/28/20	3,200,000		3,344,000
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	4,000,000		4,007,960
8.125%, 4/01/22	3,900,000		4,329,000
[f,m]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	6,200,000		2,867,500
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	451,000		107,113
Visant Corp., senior note, 10.00%, 10/01/17	5,900,000		4,838,000
[f]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	8,000,000		8,360,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	10,000,000		4,750,000
			271,298,083
Total Quasi-Sovereign and Corporate Bonds
(Cost $589,245,300)			466,729,531
[n]Credit-Linked Notes (Cost $380,043) 0.0%†
Ukraine 0.0%†
[c,f]Citigroup Inc. (Export/Import Bank of Ukraine), 144A, FRN, 5.50%, 9/01/15	2,568,400	UAH	115,434
[c,o]Senior Floating Rate Interests 0.0%†
United States 0.0%†
AdvancePierre Foods Inc., Loans (Second Lien), 9.50%, 10/10/17	191,948		193,507
[p]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	21,091		17,780
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan,
11.00%, 1/29/18	56,404		47,380
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	135,899		134,795
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	323,485		321,463
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	201,821		204,343
Total Senior Floating Rate Interests (Cost $923,804)			919,268

	Shares
Escrows and Litigation Trusts 0.0%
United States 0.0%
[a,p]Comfort Co. Inc., Escrow Account	1,299		—
[a,p]NewPage Corp., Litigation Trust	2,500,000		—
Total Escrows and Litigation Trusts (Cost $—)			—
Total Investments before Short Term Investments
(Cost $6,594,153,450)			5,657,334,029

	Principal Amount*
Short Term Investments 14.9%
Foreign Government and Agency Securities 8.3%
Hungary 0.0%†
[q]Hungary Treasury Bill, 9/16/15	808,310,000	HUF	2,891,023

28 | Annual Report

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	TEMPLETON INCOME TRUST
	STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)
	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Malaysia 1.9%
[q]Bank of Negara Monetary Note, 9/08/15 - 11/24/15	393,110,000	MYR	$93,418,040
Government of Malaysia, 3.197%, 10/15/15	132,060,000	MYR	31,485,685
[q]Malaysia Treasury Bill, 9/04/15 - 5/27/16	63,270,000	MYR	14,977,534
			139,881,259
Mexico 0.8%
[q]Mexico Treasury Bill, 9/17/15 - 3/31/16	104,285,360	[r]MXN	61,893,048
Philippines 0.3%
[q]Philippine Treasury Bill, 9/02/15 - 8/03/16	983,740,000	PHP	20,946,457
Singapore 3.6%
[q]Monetary Authority of Singapore Treasury Bill,
11/06/15	170,430,000	SGD	120,600,998
11/20/15	132,860,000	SGD	93,980,394
10/02/15 - 1/05/16	79,540,000	SGD	56,318,845
			270,900,237
South Korea 1.7%
Korea Monetary Stabilization Bond,
[q]9/08/15 - 12/15/15	95,238,200,000	KRW	80,307,659
senior note, 2.13%, 10/08/15	11,284,400,000	KRW	9,548,303
senior note, 1.92%, 3/09/16	1,416,020,000	KRW	1,199,651
senior note, 1.74%, 5/09/16	27,275,500,000	KRW	23,091,340
senior note, 1.57%, 7/09/16	11,152,900,000	KRW	9,429,781
			123,576,734
Uruguay 0.0%†
[q]Uruguay Treasury Bill, 10/23/15 - 4/11/16	28,250,000	UYU	939,138
Total Foreign Government and Agency Securities
(Cost $677,037,751)			621,027,896
Total Investments before Money Market Funds
(Cost $7,271,191,201)			6,278,361,925

	Shares
Money Market Funds (Cost $491,768,089) 6.6%
United States 6.6%
[a,s]Institutional Fiduciary Trust Money Market Portfolio	491,768,089		491,768,089
Total Investments (Cost $7,762,959,290) 91.1%			6,770,130,014
Other Assets, less Liabilities 8.9%			658,098,806
Net Assets 100.0%			$7,428,228,820

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2015, the aggregate value of these securities was $89,768,997, representing 1.21% of net assets.
cThe coupon rate shown represents the rate at period end.
dPrincipal amount is stated in 1,000 Brazilian Real Units.

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Annual Report

| 29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

eRedemption price at maturity is adjusted for inflation. See Note 1(i).
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2015, the aggregate value of these securities was $947,669,277, representing 12.76% of net assets.
gPrincipal amount is stated in 100 Mexican Peso Units.
hPrincipal amount of security is adjusted for inflation. See Note 1(i).
iPrincipal amount is stated in 100 Uninad de Inversion Units.
jSee Note 1(e) regarding loan participation notes.
kIncome may be received in additional securities and/or cash.
lPerpetual security with no stated maturity date.
mSee Note 7 regarding defaulted securities.
nSee Note 1(f) regarding credit-linked notes.
oSee Note 1(g) regarding senior floating rate interests.
pSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2015, the aggregate value of these securities was $17,780, representing less than 0.01% of net assets.
qThe security is traded on a discount basis with no stated coupon rate.
rPrincipal amount is stated in 10 Mexican Peso Units.
sSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
OTC Forward Exchange Contracts
Chilean Peso	BZWS	Buy	329,100,000	526,897		9/03/15	$—	$(52,048)
Chilean Peso	BZWS	Sell	329,100,000	474,207		9/03/15	—	(642)
Chilean Peso	MSCO	Buy	417,920,000	669,182		9/03/15	—	(66,177)
Chilean Peso	MSCO	Sell	417,920,000	599,813		9/03/15	—	(3,192)
Chilean Peso	DBAB	Buy	290,908,800	461,760		9/04/15	—	(42,054)
Mexican Peso	HSBK	Buy	18,052,900	1,342,972		9/04/15	—	(262,344)
Chilean Peso	DBAB	Buy	464,837,500	736,845		9/08/15	—	(66,454)
Euro	DBAB	Buy	8,776,717	10,108,119		9/08/15	—	(263,889)
Euro	DBAB	Sell	8,776,717	11,578,421		9/08/15	1,734,191	—
Polish Zloty	DBAB	Buy	88,194,350	21,108,742	EUR	9/08/15	13,968	(349,045)
Singapore Dollar	MSCO	Buy	5,055,000	3,697,608		9/08/15	—	(116,236)
Chilean Peso	BZWS	Buy	265,850,000	387,904		9/10/15	—	(4,564)
Indian Rupee	JPHQ	Buy	68,690,000	1,057,257		9/10/15	—	(24,170)
Indian Rupee	JPHQ	Sell	68,690,000	1,033,243		9/10/15	156	—
Polish Zloty	CITI	Buy	281,000	67,070	EUR	9/10/15	—	(866)
Polish Zloty	DBAB	Buy	26,145,960	6,224,932	EUR	9/10/15	—	(63,034)
Polish Zloty	JPHQ	Buy	717,882,597	171,122,441	EUR	9/10/15	—	(1,961,941)
Singapore Dollar	GSCO	Buy	5,725,000	4,187,697		9/10/15	—	(132,052)
Euro	DBAB	Buy	8,670,000	9,985,620		9/11/15	—	(260,665)
Euro	DBAB	Sell	8,670,000	11,216,379		9/11/15	1,491,424	—
Indian Rupee	CITI	Buy	85,545,000	1,306,629		9/11/15	—	(20,332)
Indian Rupee	CITI	Sell	85,545,000	1,280,997		9/11/15	—	(5,300)
Polish Zloty	BZWS	Buy	7,593,347	1,804,947	EUR	9/14/15	—	(15,415)
Polish Zloty	DBAB	Buy	304,194,173	72,396,088	EUR	9/14/15	32,134	(749,282)
Singapore Dollar	DBAB	Buy	10,048,000	7,251,732		9/14/15	—	(135,072)
Chilean Peso	DBAB	Buy	236,305,000	373,859		9/15/15	—	(33,278)
Singapore Dollar	HSBK	Buy	8,971,900	6,436,083		9/16/15	—	(82,230)

30 | Annual Report

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						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
British Pound	DBAB	Buy	1,128,200	1,684,403		9/17/15	$46,716	$—
British Pound	DBAB	Sell	2,283,468	3,525,675		9/17/15	21,905	—
Chilean Peso	DBAB	Buy	846,235,000	1,327,219		9/17/15	—	(107,787)
Euro	DBAB	Buy	2,752,389	3,098,928		9/17/15	21,445	(32,808)
Euro	DBAB	Sell	2,752,389	3,128,915		9/17/15	41,351	—
Japanese Yen	BZWS	Sell	240,903,916	2,259,590		9/18/15	271,970	—
Malaysian Ringgit	DBAB	Buy	41,150,164	12,542,340		9/18/15	—	(2,717,547)
Malaysian Ringgit	DBAB	Sell	41,150,164	11,330,827		9/18/15	1,506,034	—
Singapore Dollar	DBAB	Buy	7,150,000	5,136,494		9/18/15	—	(73,413)
Chilean Peso	DBAB	Buy	2,336,230,000	3,650,074		9/21/15	—	(284,786)
Euro	BZWS	Sell	341,006	443,777		9/21/15	61,222	—
Polish Zloty	DBAB	Buy	11,975,000	2,872,839	EUR	9/21/15	—	(54,910)
Singapore Dollar	HSBK	Buy	9,257,000	7,335,182		9/21/15	—	(781,077)
South Korean Won	CITI	Buy	35,659,300,000	31,295,186		9/21/15	—	(1,163,155)
South Korean Won	CITI	Sell	35,659,300,000	29,857,908		9/21/15	—	(274,123)
Chilean Peso	JPHQ	Buy	206,400,000	320,945		9/22/15	—	(23,658)
Euro	DBAB	Sell	8,113,820	10,478,593		9/23/15	1,375,909	—
Hungarian Forint	JPHQ	Buy	2,646,283,000	8,410,778	EUR	9/23/15	31,396	—
Chilean Peso	MSCO	Buy	12,918,740,000	20,275,822		9/24/15	—	(1,671,807)
Malaysian Ringgit	HSBK	Buy	7,500,000	2,272,934		9/24/15	—	(481,333)
Malaysian Ringgit	HSBK	Sell	7,500,000	2,064,182		9/24/15	272,581	—
Polish Zloty	DBAB	Buy	15,735,929	3,753,227	EUR	9/24/15	—	(48,194)
Hungarian Forint	JPHQ	Buy	2,118,389,000	6,725,685	EUR	9/25/15	33,032	—
Chilean Peso	DBAB	Buy	543,318,000	852,370		9/28/15	—	(70,238)
Euro	CITI	Sell	1,573,442	2,029,268		9/28/15	263,936	—
Euro	DBAB	Sell	3,032,100	3,904,829		9/28/15	502,948	—
Indian Rupee	DBAB	Buy	871,067,000	13,002,106		9/28/15	46,212	—
Indian Rupee	HSBK	Buy	34,619,025	532,905		9/28/15	—	(14,323)
Indian Rupee	HSBK	Buy	854,165,525	11,062,586	EUR	9/28/15	383,411	—
Indian Rupee	HSBK	Sell	34,619,025	517,320		9/28/15	—	(1,263)
Malaysian Ringgit	DBAB	Buy	10,571,500	3,189,759		9/28/15	—	(663,553)
Malaysian Ringgit	DBAB	Sell	10,571,500	2,908,813		9/28/15	382,607	—
Malaysian Ringgit	HSBK	Buy	10,963,000	3,307,987		9/28/15	—	(688,226)
Malaysian Ringgit	HSBK	Sell	10,963,000	3,016,454		9/28/15	396,693	—
Polish Zloty	DBAB	Buy	37,383,002	8,827,155	EUR	9/28/15	—	(16,249)
Japanese Yen	JPHQ	Sell	241,286,602	2,220,994		9/29/15	229,838	—
Chilean Peso	JPHQ	Buy	638,000,000	905,671		9/30/15	12,592	—
Indian Rupee	DBAB	Buy	753,311,988	11,525,140		9/30/15	—	(245,769)
Indian Rupee	DBAB	Sell	753,311,988	11,297,420		9/30/15	18,049	—
Japanese Yen	JPHQ	Sell	14,763,000	136,011		9/30/15	14,181	—
Mexican Peso	HSBK	Buy	29,828,560	2,159,456		9/30/15	—	(377,369)
Serbian Dinar	DBAB	Buy	904,845,548	7,262,003	EUR	9/30/15	258,263	—
South Korean Won	HSBK	Buy	3,301,000,000	3,139,026		9/30/15	—	(350,572)
South Korean Won	HSBK	Sell	3,301,000,000	2,763,152		9/30/15	—	(25,302)
Chilean Peso	DBAB	Buy	863,498,000	1,226,560		10/01/15	16,154	—
Euro	DBAB	Sell	770,715	983,139		10/01/15	118,392	—
Indian Rupee	HSBK	Buy	132,590,750	2,041,639		10/05/15	—	(57,887)
Indian Rupee	HSBK	Sell	132,590,750	1,978,671		10/05/15	—	(5,081)
Malaysian Ringgit	DBAB	Buy	19,420,800	5,803,317		10/05/15	—	(1,162,411)
Malaysian Ringgit	DBAB	Sell	19,420,800	5,340,960		10/05/15	700,054	—
Chilean Peso	DBAB	Buy	324,947,000	509,202		10/07/15	—	(41,787)

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Euro	JPHQ	Buy	1,950,000	2,239,868		10/07/15	$—	$(51,732)
Euro	JPHQ	Sell	1,950,000	2,471,372		10/07/15	283,236	—
Japanese Yen	JPHQ	Sell	12,075,500,000	111,474,729		10/07/15	11,813,512	—
Philippine Peso	HSBK	Buy	90,000,000	1,988,511		10/07/15	—	(71,394)
Chilean Peso	CITI	Buy	25,880,400,000	40,059,438		10/08/15	—	(2,835,342)
Chilean Peso	MSCO	Buy	174,920,000	270,648		10/08/15	—	(19,059)
Euro	DBAB	Sell	1,124,643	1,224,680		10/08/15	—	(37,327)
Euro	DBAB	Buy	32,410,000	37,343,321		10/09/15	—	(974,147)
Euro	DBAB	Sell	32,410,000	41,113,706		10/09/15	4,744,532	—
Euro	GSCO	Sell	645,000	817,118		10/09/15	93,326	—
Indian Rupee	DBAB	Buy	160,627,550	2,500,627		10/09/15	—	(98,889)
Indian Rupee	DBAB	Sell	160,627,550	2,405,324		10/09/15	3,586	—
Japanese Yen	HSBK	Sell	6,005,600,000	55,737,720		10/09/15	6,171,100	—
Euro	HSBK	Buy	2,107,000	2,432,721		10/13/15	—	(68,172)
Euro	HSBK	Sell	2,107,000	2,286,011		10/13/15	—	(78,539)
Japanese Yen	BZWS	Sell	3,040,800,000	28,240,213		10/13/15	3,141,905	—
Japanese Yen	DBAB	Sell	2,999,000,000	27,869,157		10/13/15	3,115,860	—
South Korean Won	JPHQ	Buy	11,328,005,920	10,327,291		10/13/15	—	(761,615)
South Korean Won	JPHQ	Sell	11,328,005,920	9,514,775		10/13/15	—	(50,901)
Euro	BZWS	Sell	101,055,000	129,082,604		10/14/15	15,673,217	—
Euro	JPHQ	Buy	100,536,000	119,645,380		10/14/15	—	(6,818,442)
Euro	JPHQ	Sell	189,549,000	242,185,471		10/14/15	29,463,329	—
Mexican Peso	DBAB	Buy	814,798,000	59,578,678		10/14/15	—	(10,955,067)
South Korean Won	JPHQ	Buy	22,871,824,720	21,154,111		10/14/15	—	(1,841,052)
South Korean Won	JPHQ	Sell	22,871,824,720	19,210,174		10/14/15	—	(102,885)
Chilean Peso	DBAB	Buy	225,438,000	348,382		10/15/15	—	(24,323)
Euro	DBAB	Sell	10,678,448	13,551,484		10/15/15	1,567,349	—
Malaysian Ringgit	DBAB	Buy	803,510,924	203,104,775	EUR	10/15/15	—	(35,991,649)
Malaysian Ringgit	HSBK	Buy	686,092,285	161,947,902	EUR	10/15/15	—	(17,852,047)
Euro	BZWS	Sell	70,159,000	89,487,805		10/16/15	10,748,911	—
Indian Rupee	JPHQ	Buy	148,574,700	2,296,762		10/19/15	—	(78,667)
Indian Rupee	JPHQ	Sell	148,574,700	2,218,692		10/19/15	597	—
Japanese Yen	JPHQ	Sell	1,812,355,000	17,146,702		10/19/15	2,186,572	—
Euro	DBAB	Sell	4,903,000	6,274,761		10/20/15	771,790	—
Euro	HSBK	Buy	512,000	591,214		10/20/15	—	(16,562)
Euro	HSBK	Sell	512,000	655,565		10/20/15	80,912	—
Indian Rupee	DBAB	Buy	876,728,000	13,632,735		10/20/15	—	(545,947)
Indian Rupee	DBAB	Sell	876,728,000	13,105,052		10/20/15	18,264	—
Japanese Yen	JPHQ	Sell	3,423,100,000	32,377,394		10/20/15	4,120,943	—
Malaysian Ringgit	JPHQ	Buy	7,017,150	2,096,737		10/20/15	—	(420,720)
Malaysian Ringgit	JPHQ	Sell	7,017,150	1,926,677		10/20/15	250,659	—
Euro	DBAB	Sell	13,110,000	16,851,594		10/21/15	2,137,097	—
British Pound	DBAB	Sell	1,178,293	1,786,764		10/22/15	—	(20,874)
Japanese Yen	BZWS	Sell	1,015,610,000	9,544,310		10/22/15	1,160,588	—
Chilean Peso	MSCO	Buy	360,495,000	549,117		10/23/15	—	(31,268)
Indian Rupee	DBAB	Buy	451,000	7,010		10/23/15	—	(281)
Indian Rupee	DBAB	Sell	451,000	6,737		10/23/15	8	—
Malaysian Ringgit	HSBK	Buy	1,407,000	420,791		10/23/15	—	(84,769)
Malaysian Ringgit	HSBK	Sell	1,407,000	386,443		10/23/15	50,420	—
Chilean Peso	DBAB	Buy	42,530,000	61,865		10/26/15	—	(787)
Chilean Peso	JPHQ	Buy	110,826,000	168,045		10/26/15	—	(8,885)

32 | Annual Report							franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Euro	DBAB	Buy	8,888,599	10,244,244		10/26/15	$—	$(266,948)
Euro	DBAB	Sell	8,888,599	11,282,743		10/26/15	1,305,448	—
Malaysian Ringgit	DBAB	Buy	968,000	290,490		10/26/15	—	(59,334)
Malaysian Ringgit	DBAB	Sell	968,000	265,832		10/26/15	34,675	—
Malaysian Ringgit	HSBK	Buy	645,008	193,580		10/26/15	—	(39,553)
Malaysian Ringgit	HSBK	Sell	645,008	177,108		10/26/15	23,081	—
Singapore Dollar	BZWS	Buy	84,375,966	66,438,291		10/26/15	—	(6,790,304)
Singapore Dollar	CITI	Buy	47,913,020	37,726,342		10/26/15	—	(3,855,142)
Singapore Dollar	DBAB	Buy	21,298,765	16,766,720		10/26/15	—	(1,709,963)
Euro	BZWS	Sell	10,045,933	12,758,034		10/27/15	1,481,460	—
Indian Rupee	DBAB	Buy	426,079,000	6,602,416		10/27/15	—	(249,258)
Indian Rupee	DBAB	Sell	426,079,000	6,361,287		10/27/15	8,129	—
Euro	DBAB	Sell	2,310,730	2,939,480		10/28/15	345,638	—
Indian Rupee	JPHQ	Buy	544,937,700	7,079,871	EUR	10/28/15	176,879	—
Chilean Peso	JPHQ	Buy	440,000,000	657,354		10/29/15	—	(25,616)
Euro	GSCO	Sell	4,280,000	5,444,160		10/29/15	639,691	—
Indian Rupee	JPHQ	Buy	255,272,000	3,938,647		10/29/15	—	(133,522)
Indian Rupee	JPHQ	Sell	255,272,000	3,805,344		10/29/15	219	—
Euro	DBAB	Sell	6,331,805	8,085,399		10/30/15	977,577	—
Indian Rupee	DBAB	Buy	869,077,828	13,387,935		10/30/15	—	(435,319)
Indian Rupee	DBAB	Sell	869,077,828	12,967,440		10/30/15	14,823	—
Indian Rupee	HSBK	Buy	268,629,000	4,143,323		10/30/15	—	(139,713)
Indian Rupee	HSBK	Sell	268,629,000	3,990,923		10/30/15	—	(12,687)
Malaysian Ringgit	JPHQ	Buy	1,774,000	531,217		10/30/15	—	(107,646)
Malaysian Ringgit	JPHQ	Sell	1,774,000	486,761		10/30/15	63,190	—
Polish Zloty	BZWS	Buy	622,000	145,070	EUR	10/30/15	1,508	—
Chilean Peso	DBAB	Buy	617,450,000	918,729		11/02/15	—	(32,545)
Chilean Peso	JPHQ	Buy	172,600,000	254,310		11/03/15	—	(6,613)
Euro	DBAB	Sell	739,956	937,154		11/03/15	106,450	—
Mexican Peso	CITI	Buy	30,255,700	2,199,215		11/03/15	—	(396,562)
Chilean Peso	DBAB	Buy	263,440,000	388,182		11/04/15	—	(10,158)
Euro	UBSW	Sell	234,000	294,197		11/04/15	31,494	—
Mexican Peso	CITI	Buy	660,431,000	43,332,240		11/04/15	—	(3,986,131)
Chilean Peso	BZWS	Buy	435,250,000	637,029		11/05/15	—	(12,526)
Euro	DBAB	Sell	519,000	650,945		11/05/15	68,274	—
Indian Rupee	HSBK	Buy	132,590,750	2,043,401		11/05/15	—	(69,228)
Indian Rupee	HSBK	Sell	132,590,750	1,967,806		11/05/15	—	(6,367)
Japanese Yen	BOFA	Sell	619,900,000	5,456,866		11/05/15	338,683	—
Japanese Yen	SCNY	Sell	1,239,900,000	10,949,698		11/05/15	712,506	—
Chilean Peso	DBAB	Buy	584,605,000	855,686		11/06/15	—	(16,968)
Euro	BZWS	Sell	2,833,959	3,560,133		11/06/15	378,441	—
Indian Rupee	DBAB	Buy	844,728,083	12,977,847		11/06/15	—	(402,567)
Indian Rupee	DBAB	Sell	844,728,083	12,590,969		11/06/15	15,689	—
Japanese Yen	BZWS	Sell	619,000,000	5,488,075		11/06/15	377,251	—
Chilean Peso	MSCO	Buy	267,969,900	388,548		11/09/15	—	(4,209)
Euro	CITI	Buy	41,479,000	49,373,905		11/09/15	—	(2,802,783)
Euro	CITI	Sell	41,479,000	51,936,893		11/09/15	5,365,771	—
Euro	GSCO	Buy	15,008,000	17,341,519		11/09/15	—	(491,079)
Euro	GSCO	Sell	15,008,000	16,896,757		11/09/15	46,317	—
Mexican Peso	CITI	Buy	27,414,000	1,826,869		11/09/15	—	(194,217)
Chilean Peso	CITI	Buy	603,678,000	876,102		11/10/15	—	(10,354)

franklintempleton.com							Annual Report | 33

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation		Depreciation
Chilean Peso	MSCO	Buy	17,761,679,400	25,715,476	11/10/15	$—	$(243,058)
Euro	DBAB	Buy	185,465,000	220,651,420	11/10/15	—	(12,414,210)
Euro	DBAB	Sell	185,465,000	231,636,512	11/10/15	23,399,302	—
Indian Rupee	DBAB	Buy	93,191,125	1,442,029	11/10/15	—	(55,621)
Indian Rupee	DBAB	Sell	93,191,125	1,388,012	11/10/15	1,604	—
Indian Rupee	JPHQ	Buy	68,690,000	1,063,230	11/10/15	—	(41,327)
Indian Rupee	JPHQ	Sell	68,690,000	1,021,868	11/10/15	—	(35)
Japanese Yen	CITI	Sell	207,713,767	1,822,011	11/10/15	106,908	—
Chilean Peso	DBAB	Buy	782,417,500	1,140,725	11/12/15	—	(18,859)
Chilean Peso	JPHQ	Buy	315,000,000	461,978	11/12/15	—	(10,317)
Euro	DBAB	Sell	7,100,000	8,846,636	11/12/15	874,575	—
Euro	JPHQ	Sell	8,837,922	11,074,358	11/12/15	1,150,914	—
Euro	MSCO	Sell	5,828,000	7,286,249	11/12/15	742,422	—
Euro	UBSW	Sell	7,424,000	9,254,109	11/12/15	918,252	—
Japanese Yen	CITI	Sell	6,387,542,400	55,647,002	11/12/15	2,903,244	—
Japanese Yen	HSBK	Sell	85,634,000	750,665	11/12/15	43,561	—
Japanese Yen	JPHQ	Sell	2,417,114,000	21,237,778	11/12/15	1,278,979	—
Mexican Peso	CITI	Buy	21,221,000	1,529,607	11/12/15	—	(266,048)
Singapore Dollar	HSBK	Buy	14,352,900	10,348,908	11/12/15	—	(209,051)
Uruguayan Peso	CITI	Buy	53,300,000	2,040,582	11/12/15	—	(215,896)
Uruguayan Peso	CITI	Sell	53,300,000	1,806,780	11/12/15	—	(17,907)
Euro	BZWS	Sell	11,708,000	14,613,809	11/13/15	1,467,527	—
Euro	GSCO	Sell	11,495,000	12,840,260	11/13/15	—	(66,855)
Euro	SCNY	Sell	3,160,000	3,532,943	11/13/15	—	(15,250)
Indian Rupee	HSBK	Buy	285,736,000	4,418,826	11/13/15	—	(170,007)
Indian Rupee	HSBK	Sell	285,736,000	4,235,008	11/13/15	—	(13,810)
Japanese Yen	GSCO	Sell	827,501,000	6,915,031	11/13/15	82,023	—
Japanese Yen	SCNY	Sell	618,542,000	5,168,428	11/13/15	60,878	—
Chilean Peso	DBAB	Buy	225,438,000	328,316	11/16/15	—	(5,197)
Chilean Peso	JPHQ	Buy	421,196,000	611,182	11/16/15	—	(7,485)
Euro	BZWS	Sell	31,079,000	38,896,301	11/16/15	3,997,453	—
Euro	DBAB	Sell	20,232,106	25,319,469	11/16/15	2,600,682	—
Euro	GSCO	Sell	7,665,000	8,639,145	11/16/15	32,057	—
Euro	MSCO	Sell	7,513,000	9,401,355	11/16/15	964,949	—
Indian Rupee	DBAB	Buy	911,000	14,090	11/16/15	—	(550)
Indian Rupee	DBAB	Sell	911,000	13,559	11/16/15	19	—
Japanese Yen	CITI	Sell	618,542,000	5,168,774	11/16/15	61,007	—
Japanese Yen	DBAB	Sell	2,783,555,000	24,269,192	11/16/15	1,283,282	—
Japanese Yen	MSCO	Sell	13,000,000	113,364	11/16/15	6,013	—
Japanese Yen	SCNY	Sell	206,868,600	1,806,997	11/16/15	98,727	—
Singapore Dollar	DBAB	Buy	4,645,000	3,460,478	11/16/15	—	(179,431)
Chilean Peso	MSCO	Buy	1,412,430,000	2,043,842	11/17/15	—	(19,614)
Australian Dollar	JPHQ	Sell	48,982,000	39,401,121	11/18/15	4,672,305	—
Euro	DBAB	Sell	3,180,000	3,967,047	11/18/15	396,070	—
Japanese Yen	BOFA	Sell	1,434,111,250	12,082,933	11/18/15	240,061	—
Japanese Yen	DBAB	Sell	98,350,000	847,991	11/18/15	35,818	—
Malaysian Ringgit	JPHQ	Buy	35,805,300	10,451,356	11/18/15	—	(1,946,763)
Malaysian Ringgit	JPHQ	Sell	35,805,300	9,811,553	11/18/15	1,306,960	—
Singapore Dollar	HSBK	Buy	3,202,500	2,277,900	11/18/15	—	(15,950)
Chilean Peso	BZWS	Buy	1,269,831,000	1,824,977	11/19/15	1,482	(6,948)
Euro	DBAB	Sell	10,910,999	13,643,417	11/19/15	1,390,700	—

34 | Annual Report						franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Japanese Yen	CITI	Sell	121,737,000	1,051,224		11/19/15	$45,907	$—
Malaysian Ringgit	DBAB	Buy	3,178,320	929,986		11/19/15	—	(175,268)
Malaysian Ringgit	DBAB	Sell	3,178,320	871,417		11/19/15	116,699	—
Singapore Dollar	DBAB	Buy	11,300,200	8,522,021		11/19/15	—	(540,902)
Brazilian Real	HSBK	Buy	91,050,000	31,900,357		11/20/15	—	(7,470,112)
Euro	BZWS	Sell	5,638,000	7,084,257		11/20/15	752,840	—
Euro	DBAB	Sell	7,279,000	9,136,310		11/20/15	962,066	—
Japanese Yen	CITI	Sell	136,747,000	1,179,871		11/20/15	50,584	—
Malaysian Ringgit	HSBK	Buy	8,066,000	2,353,731		11/20/15	—	(438,917)
Malaysian Ringgit	HSBK	Sell	8,066,000	2,211,135		11/20/15	296,321	—
Uruguayan Peso	CITI	Buy	53,200,000	2,028,212		11/20/15	—	(211,179)
Uruguayan Peso	CITI	Sell	53,200,000	1,799,729		11/20/15	—	(17,304)
Chilean Peso	DBAB	Buy	99,300,000	144,053		11/23/15	—	(1,823)
Euro	GSCO	Sell	15,810,277	17,747,036		11/23/15	—	(8,720)
Euro	MSCO	Sell	6,942,000	8,731,301		11/23/15	935,077	—
Indian Rupee	JPHQ	Buy	3,711,000	57,392		11/23/15	—	(2,300)
Indian Rupee	JPHQ	Sell	3,711,000	55,084		11/23/15	—	(8)
Japanese Yen	HSBK	Sell	25,664,000	219,538		11/24/15	7,587	—
Euro	MSCO	Sell	12,100,000	15,084,707		11/25/15	1,495,286	—
Chilean Peso	JPHQ	Buy	237,800,000	335,947		11/27/15	4,528	—
Indian Rupee	CITI	Buy	85,545,000	1,097,692	EUR	11/27/15	36,270	—
Singapore Dollar	BZWS	Buy	7,817,000	5,837,721		11/27/15	—	(318,384)
Chilean Peso	DBAB	Buy	139,370,000	202,179		11/30/15	—	(2,688)
Euro	DBAB	Sell	7,361,600	9,177,191		11/30/15	908,661	—
Indian Rupee	DBAB	Buy	4,025,105,574	51,877,448	EUR	11/30/15	1,416,876	—
Mexican Peso	CITI	Buy	47,447,900	3,401,527		11/30/15	—	(579,954)
Singapore Dollar	DBAB	Buy	13,172,000	9,803,545		11/30/15	—	(504,167)
Euro	GSCO	Sell	52,151,000	56,979,140		12/01/15	—	(1,597,910)
Japanese Yen	GSCO	Sell	8,236,852,000	66,502,919		12/01/15	—	(1,530,947)
Uruguayan Peso	CITI	Buy	79,460,000	3,089,425		12/01/15	—	(384,240)
Chilean Peso	BZWS	Buy	329,100,000	470,546		12/02/15	440	—
Chilean Peso	MSCO	Buy	417,920,000	595,285		12/02/15	2,814	—
Euro	CITI	Sell	8,173,000	10,200,313		12/04/15	1,019,681	—
Euro	DBAB	Sell	8,035,000	10,025,270		12/04/15	999,652	—
Euro	CITI	Buy	7,059,000	8,407,693		12/07/15	—	(477,925)
Euro	CITI	Sell	7,059,000	8,746,807		12/07/15	817,039	—
Euro	DBAB	Sell	183,617	227,906		12/09/15	21,630	—
Euro	HSBK	Buy	7,767	8,976		12/09/15	—	(251)
Euro	HSBK	Sell	7,767	9,568		12/09/15	843	—
Euro	SCNY	Sell	3,227,500	3,986,995		12/09/15	361,219	—
Japanese Yen	HSBK	Sell	3,034,900,000	24,239,447		12/09/15	—	(832,962)
Singapore Dollar	DBAB	Buy	9,810,000	7,253,503		12/09/15	—	(329,394)
Singapore Dollar	GSCO	Buy	5,725,000	4,225,716		12/09/15	—	(184,888)
Euro	MSCO	Sell	964,000	1,208,282		12/11/15	125,280	—
Mexican Peso	CITI	Buy	362,094,340	23,856,298		12/11/15	—	(2,342,910)
Euro	DBAB	Sell	4,002,875	4,980,978		12/14/15	483,692	—
Singapore Dollar	JPHQ	Buy	5,777,000	4,293,252		12/14/15	—	(216,281)
Euro	BOFA	Sell	55,504,000	69,016,449		12/15/15	6,655,680	—
Euro	CITI	Buy	24,838,000	28,737,566		12/15/15	—	(831,167)
Euro	CITI	Sell	24,838,000	30,887,295		12/15/15	2,980,896	—
Euro	JPHQ	Sell	455,000	567,990		12/15/15	56,781	—

franklintempleton.com							Annual Report | 35

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Malaysian Ringgit	DBAB	Buy	8,400,000	2,346,041		12/15/15	$—	$(356,421)
Malaysian Ringgit	DBAB	Sell	8,400,000	2,299,039		12/15/15	309,419	—
Mexican Peso	CITI	Buy	142,131,300	9,056,410		12/15/15	—	(614,591)
Polish Zloty	DBAB	Buy	15,880,000	3,739,110	EUR	12/15/15	—	(9,808)
Singapore Dollar	DBAB	Buy	9,800,000	7,270,299		12/16/15	—	(354,578)
Euro	DBAB	Sell	552,375	689,695		12/17/15	69,057	—
Mexican Peso	CITI	Buy	678,764,000	44,934,468		12/17/15	—	(4,626,142)
Mexican Peso	HSBK	Buy	345,556,000	22,862,095		12/17/15	—	(2,341,290)
Australian Dollar	CITI	Sell	9,226,100	7,074,444		12/18/15	542,188	—
Mexican Peso	CITI	Buy	272,377,220	18,034,574		12/18/15	—	(1,860,792)
Mexican Peso	HSBK	Buy	217,115,000	14,334,145		12/18/15	—	(1,441,839)
Japanese Yen	DBAB	Sell	7,430,160,000	63,603,493		12/21/15	2,201,622	—
Japanese Yen	HSBK	Sell	7,441,570,000	63,630,355		12/21/15	2,134,194	—
Japanese Yen	BZWS	Sell	3,208,950,000	27,138,834		12/22/15	619,821	—
Japanese Yen	CITI	Sell	5,005,980,000	42,394,817		12/22/15	1,025,007	—
Singapore Dollar	HSBK	Buy	6,967,000	5,161,773		12/22/15	—	(246,069)
Singapore Dollar	DBAB	Buy	8,718,400	6,509,426		12/23/15	—	(358,156)
Euro	BZWS	Sell	6,275,000	7,648,134		1/05/16	594,962	—
Euro	DBAB	Sell	2,823,843	3,386,974		1/07/16	212,814	—
Japanese Yen	DBAB	Sell	95,091,000	798,386		1/07/16	12,229	—
Japanese Yen	GSCO	Sell	1,641,201,000	13,859,739		1/08/16	290,894	—
Euro	BZWS	Sell	10,982,000	13,067,921		1/11/16	722,537	—
Euro	UBSW	Sell	1,080,000	1,283,818		1/11/16	69,739	—
Malaysian Ringgit	JPHQ	Buy	33,293,000	9,006,628		1/11/16	—	(1,118,060)
Malaysian Ringgit	JPHQ	Sell	33,293,000	9,089,743		1/11/16	1,201,175	—
Mexican Peso	CITI	Buy	137,552,020	8,571,287		1/11/16	—	(419,282)
Euro	DBAB	Sell	22,540	26,715		1/12/16	1,377	—
Japanese Yen	SCNY	Sell	125,000,000	1,033,271		1/12/16	—	(287)
Euro	DBAB	Sell	29,588,000	32,746,519		1/13/16	—	(516,088)
Euro	SCNY	Sell	1,738,694	2,065,134		1/13/16	110,507	—
Japanese Yen	HSBK	Sell	276,930,000	2,335,730		1/13/16	45,885	—
Euro	DBAB	Sell	477,490	535,600		1/14/16	—	(1,201)
Japanese Yen	CITI	Sell	83,690,000	705,911		1/14/16	13,888	—
Japanese Yen	SCNY	Sell	251,020,000	2,130,538		1/14/16	54,882	—
Malaysian Ringgit	JPHQ	Buy	444,704,523	104,143,819	EUR	1/14/16	—	(11,705,939)
Singapore Dollar	HSBK	Buy	10,093,000	7,452,008		1/14/16	—	(335,185)
Euro	DBAB	Sell	31,920,000	35,367,360		1/15/16	—	(518,308)
Euro	JPHQ	Sell	92,881,000	109,850,266		1/15/16	5,429,941	—
Japanese Yen	BZWS	Sell	5,795,250,000	49,324,215		1/15/16	1,402,738	—
Japanese Yen	JPHQ	Sell	3,767,300,000	31,943,597		1/15/16	791,432	—
Euro	BZWS	Sell	111,845,000	130,901,460		1/19/16	5,493,421	(342,457)
Euro	DBAB	Sell	20,580,000	24,323,502		1/19/16	1,184,826	—
Euro	GSCO	Sell	8,140,000	9,190,021		1/19/16	135,366	(97,377)
Euro	JPHQ	Sell	92,473,139	109,270,884		1/19/16	5,300,719	—
Japanese Yen	HSBK	Sell	218,790,000	1,782,287		1/19/16	—	(27,091)
Japanese Yen	SCNY	Sell	240,140,000	1,945,115		1/19/16	—	(40,827)
Euro	BZWS	Sell	16,108,531	17,569,253		1/20/16	—	(542,389)
Euro	CITI	Buy	2,218,873	2,569,011		1/20/16	—	(74,219)
Euro	CITI	Sell	3,262,570	3,797,986		1/20/16	129,713	—
Euro	DBAB	Sell	24,179,978	26,388,369		1/20/16	8,975	(807,387)
Euro	GSCO	Sell	6,019,000	6,558,904		1/20/16	—	(208,564)

36 | Annual Report							franklintempleton.com

					TEMPLETON INCOME TRUST
					STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation		Depreciation
Euro	MSCO	Sell	4,802,000	5,668,425	1/20/16	$269,292	$—
Japanese Yen	JPHQ	Sell	1,812,355,000	15,598,403	1/20/16	609,970	—
Mexican Peso	CITI	Buy	147,084,000	9,904,646	1/20/16	—	(1,194,066)
Euro	BZWS	Sell	8,655,000	10,101,251	1/21/16	369,797	—
Euro	DBAB	Sell	2,250,080	2,449,887	1/22/16	—	(80,094)
Japanese Yen	DBAB	Sell	2,079,900,000	16,833,118	1/22/16	—	(368,821)
Japanese Yen	HSBK	Sell	126,059,100	1,019,710	1/22/16	—	(22,869)
Euro	JPHQ	Sell	93,341,804	109,268,623	1/25/16	4,309,112	—
Singapore Dollar	JPHQ	Buy	5,820,000	4,232,419	1/25/16	—	(129,831)
Euro	DBAB	Sell	23,329,245	26,896,286	1/26/16	662,859	—
Euro	BZWS	Sell	3,358,633	3,813,292	1/27/16	36,477	—
Euro	DBAB	Sell	15,302,395	16,875,481	1/27/16	—	(332,206)
Euro	GSCO	Sell	11,883,000	13,065,299	1/27/16	—	(297,246)
Japanese Yen	GSCO	Sell	183,530,000	1,568,968	1/27/16	50,880	—
Japanese Yen	JPHQ	Sell	1,484,000,000	11,999,774	1/27/16	—	(275,291)
Japanese Yen	HSBK	Sell	225,900,265	1,930,483	1/28/16	61,877	—
Euro	CITI	Sell	137,500	156,657	1/29/16	2,030	—
Euro	DBAB	Sell	66,152,706	75,476,929	1/29/16	1,084,592	—
Japanese Yen	DBAB	Sell	174,474,569	1,488,234	1/29/16	44,976	—
Euro	DBAB	Sell	53,270,000	60,530,701	2/03/16	619,638	—
Mexican Peso	CITI	Buy	175,933,000	11,574,083	2/03/16	—	(1,166,781)
Euro	BZWS	Sell	1,141,000	1,253,320	2/08/16	—	(30,055)
Euro	GSCO	Sell	13,891,708	15,259,208	2/08/16	—	(365,925)
Japanese Yen	JPHQ	Sell	4,453,400,000	38,175,818	2/08/16	1,327,853	—
Japanese Yen	SCNY	Sell	4,454,700,000	38,180,416	2/08/16	1,321,695	—
Euro	DBAB	Sell	677,000	779,159	2/09/16	17,667	—
Euro	GSCO	Sell	10,269,000	11,804,216	2/09/16	253,604	—
Japanese Yen	BZWS	Sell	4,455,270,000	38,184,974	2/09/16	1,320,604	—
Japanese Yen	CITI	Sell	618,845,000	5,305,507	2/09/16	184,980	—
Japanese Yen	JPHQ	Sell	4,464,960,000	38,255,237	2/09/16	1,310,689	—
Mexican Peso	CITI	Buy	27,414,000	1,815,617	2/09/16	—	(194,729)
Singapore Dollar	DBAB	Buy	5,045,000	3,642,073	2/10/16	—	(87,351)
Euro	BZWS	Sell	344,000	390,956	2/11/16	4,008	—
Mexican Peso	MSCO	Buy	58,363,000	3,849,836	2/11/16	—	(399,605)
Japanese Yen	CITI	Sell	1,882,140,000	15,143,133	2/12/16	—	(431,496)
Japanese Yen	GSCO	Sell	233,392,000	1,980,500	2/12/16	49,191	—
Japanese Yen	HSBK	Sell	2,845,000,000	24,151,309	2/12/16	609,054	—
Japanese Yen	JPHQ	Sell	2,843,509,000	24,139,164	2/12/16	609,248	—
Mexican Peso	CITI	Buy	56,273,000	3,680,139	2/12/16	—	(353,730)
Mexican Peso	MSCO	Buy	60,584,000	3,974,024	2/12/16	—	(392,783)
South Korean Won	DBAB	Buy	4,814,000,000	4,373,382	2/12/16	—	(316,221)
South Korean Won	DBAB	Sell	4,814,000,000	4,021,721	2/12/16	—	(35,439)
Euro	SCNY	Sell	1,757,000	1,998,631	2/16/16	22,072	—
Japanese Yen	CITI	Sell	3,768,690,000	31,699,232	2/16/16	510,324	—
Japanese Yen	JPHQ	Sell	1,887,190,000	15,925,990	2/16/16	307,991	—
South Korean Won	HSBK	Buy	4,771,000,000	4,310,820	2/16/16	—	(290,049)
South Korean Won	HSBK	Sell	4,771,000,000	3,983,801	2/16/16	—	(36,970)
Euro	JPHQ	Sell	164,000	188,280	2/17/16	3,783	—
Japanese Yen	GSCO	Sell	1,915,697,570	16,244,499	2/17/16	390,176	—
Japanese Yen	JPHQ	Sell	1,935,480,000	16,383,144	2/17/16	365,101	—
Mexican Peso	MSCO	Buy	55,482,640	3,622,055	2/17/16	—	(343,687)

franklintempleton.com						Annual Report | 37

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Euro	BZWS	Sell	8,514,000	9,758,491		2/22/16	$179,402	$—
Euro	DBAB	Sell	27,538,353	30,492,017		2/22/16	—	(491,344)
Euro	DBAB	Sell	40,108,000	45,944,917		2/23/16	818,556	—
Japanese Yen	DBAB	Sell	16,255,000	132,130		2/24/16	—	(2,421)
Japanese Yen	HSBK	Sell	32,622,000	265,123		2/24/16	—	(4,905)
Singapore Dollar	DBAB	Buy	3,202,500	2,272,405		2/24/16	—	(16,779)
Japanese Yen	BZWS	Sell	943,870,000	7,997,407		2/25/16	184,352	—
Japanese Yen	HSBK	Sell	199,040,000	1,687,266		2/25/16	39,676	—
Mexican Peso	CITI	Buy	17,253,800	1,116,895		2/25/16	—	(98,057)
Uruguayan Peso	CITI	Buy	45,000,000	1,661,130		2/25/16	—	(168,928)
Euro	BOFA	Sell	1,034,213	1,180,895		2/26/16	17,210	—
Euro	BZWS	Sell	1,267,962	1,446,909		2/26/16	20,212	—
Euro	GSCO	Sell	8,745,205	10,143,564		2/26/16	303,553	—
Japanese Yen	BZWS	Sell	1,924,820,000	16,216,521		2/26/16	283,070	—
Singapore Dollar	DBAB	Buy	13,944,000	9,810,046		2/26/16	10,632	—
Euro	DBAB	Sell	4,886,000	5,589,437		2/29/16	91,384	—
Euro	JPHQ	Sell	20,456,395	23,369,181		2/29/16	350,280	—
Japanese Yen	BZWS	Sell	3,288,665,160	27,844,323		2/29/16	619,053	—
Japanese Yen	DBAB	Sell	2,461,820,000	20,838,158		2/29/16	457,940	—
Japanese Yen	HSBK	Sell	81,408,000	681,638		2/29/16	7,700	—
Mexican Peso	MSCO	Buy	13,563,500	878,181		2/29/16	—	(77,522)
South Korean Won	CITI	Buy	35,659,300,000	25,706,179	EUR	2/29/16	1,122,285	—
South Korean Won	DBAB	Buy	8,104,000,000	5,861,215	EUR	2/29/16	233,469	—
South Korean Won	HSBK	Buy	19,385,150,000	13,987,106	EUR	2/29/16	595,826	—
South Korean Won	JPHQ	Buy	27,147,200,000	22,646,257		2/29/16	229,548	—
South Korean Won	JPHQ	Buy	68,098,390,640	49,588,133	EUR	2/29/16	1,583,775	—
Japanese Yen	JPHQ	Sell	601,100,000	5,072,681		3/03/16	96,090	—
South Korean Won	JPHQ	Buy	10,406,210,000	9,396,126		3/03/16	—	(627,374)
South Korean Won	JPHQ	Sell	10,406,210,000	8,721,628		3/03/16	—	(47,125)
Japanese Yen	HSBK	Sell	284,000,000	2,389,064		3/04/16	37,729	—
Euro	DBAB	Sell	51,989,000	58,581,205		3/07/16	69,730	—
Japanese Yen	GSCO	Sell	11,008,384,000	92,631,976		3/07/16	1,482,864	—
Euro	BZWS	Sell	10,259,560	11,429,560		3/09/16	—	(117,714)
Euro	DBAB	Sell	1,107,318	1,230,950		3/09/16	—	(15,351)
Euro	HSBK	Buy	427,000	494,295		3/09/16	—	(13,701)
Euro	HSBK	Sell	427,000	474,781		3/09/16	—	(5,813)
Japanese Yen	BZWS	Sell	2,532,491,700	21,233,979		3/09/16	263,965	—
Japanese Yen	MSCO	Sell	91,664,560	768,257		3/09/16	9,239	—
Euro	CITI	Sell	15,709,005	17,237,491		3/10/16	—	(443,639)
Euro	MSCO	Sell	1,211,000	1,327,438		3/10/16	—	(35,593)
Mexican Peso	CITI	Buy	393,880,000	24,805,088		3/10/16	—	(1,574,329)
Mexican Peso	CITI	Buy	418,120,400	26,267,992		3/11/16	—	(1,609,685)
Euro	DBAB	Sell	75,790,000	80,795,930		3/14/16	—	(4,517,148)
Mexican Peso	CITI	Buy	365,263,800	22,755,742		3/14/16	—	(1,220,201)
South Korean Won	HSBK	Buy	11,313,150,000	10,027,610		3/14/16	—	(495,119)
South Korean Won	HSBK	Sell	11,313,150,000	9,443,758		3/14/16	—	(88,733)
Euro	BZWS	Sell	1,054,943	1,128,937		3/16/16	—	(58,619)
Euro	JPHQ	Buy	53,962,000	62,164,802		3/16/16	—	(1,419,469)
Euro	JPHQ	Sell	53,962,000	57,784,933		3/16/16	—	(2,960,400)
Japanese Yen	BZWS	Sell	8,582,643,860	71,466,050		3/16/16	385,935	—
Japanese Yen	CITI	Sell	9,788,671,513	81,491,437		3/16/16	423,189	—

38 | Annual Report							franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Euro	DBAB	Sell	2,334,000	2,495,630		3/18/16	$—	$(131,896)
Mexican Peso	CITI	Buy	341,127,700	21,408,793		3/18/16	—	(1,303,245)
Euro	BZWS	Sell	762,348	819,074		3/23/16	—	(39,252)
Euro	DBAB	Sell	11,411,000	12,262,261		3/23/16	—	(585,360)
Mexican Peso	CITI	Buy	157,237,800	10,028,688		3/23/16	—	(765,337)
Japanese Yen	BZWS	Sell	735,719,080	6,210,906		3/28/16	115,959	—
Uruguayan Peso	CITI	Buy	67,900,000	2,425,000		3/28/16	—	(195,237)
Euro	BOFA	Sell	43,576,500	48,126,799		3/29/16	—	(943,071)
Euro	DBAB	Sell	543,750	599,267		3/29/16	—	(13,030)
South Korean Won	DBAB	Buy	3,290,000,000	2,964,231		3/29/16	—	(192,263)
South Korean Won	DBAB	Sell	3,290,000,000	2,747,620		3/29/16	—	(24,349)
Euro	BOFA	Sell	12,238,500	13,569,620		3/30/16	—	(212,034)
Euro	DBAB	Sell	369,873	405,973		3/31/16	—	(10,548)
Euro	BZWS	Sell	1,763,676	1,925,881		4/01/16	—	(60,274)
Euro	CITI	Sell	5,502,300	6,106,354		4/08/16	—	(91,093)
Ghanaian Cedi	BZWS	Buy	16,968,783	3,595,081		4/08/16	165,164	—
Euro	DBAB	Sell	5,047,127	5,465,180		4/13/16	—	(220,281)
Euro	SCNY	Sell	1,054,000	1,131,179		4/13/16	—	(56,125)
Japanese Yen	CITI	Sell	271,000,000	2,268,466		4/13/16	22,507	—
Euro	JPHQ	Sell	3,371,000	3,602,318		4/14/16	—	(195,121)
Euro	DBAB	Sell	82,000	87,232		4/15/16	—	(5,144)
Euro	HSBK	Buy	3,919,180	4,540,762		4/18/16	—	(125,366)
Euro	HSBK	Sell	3,919,180	4,175,886		4/18/16	—	(239,510)
Japanese Yen	BZWS	Sell	813,310,000	6,868,302		4/18/16	127,008	—
Euro	JPHQ	Sell	481,591	524,679		4/21/16	—	(17,927)
Japanese Yen	JPHQ	Sell	1,269,780,000	10,768,471		4/21/16	242,834	—
Euro	BZWS	Sell	1,737,194	1,880,921		4/22/16	—	(76,414)
Euro	BZWS	Sell	9,766,340	10,674,268		4/29/16	—	(331,565)
Euro	SCNY	Sell	2,285,000	2,516,471		4/29/16	—	(58,530)
Uruguayan Peso	CITI	Buy	412,400,000	14,541,608		4/29/16	—	(1,128,820)
Euro	BZWS	Sell	1,144,918	1,287,543		5/05/16	—	(2,871)
Euro	BZWS	Sell	6,319,000	7,079,808		5/09/16	—	(42,905)
Euro	DBAB	Sell	3,521,885	3,959,127		5/09/16	—	(10,706)
Euro	BZWS	Sell	8,514,000	9,779,180		5/18/16	180,177	—
Indonesian Rupiah	JPHQ	Buy 670,997,000,000		59,469,733	AUD	5/18/16	1,985,690	—
Japanese Yen	CITI	Sell	1,433,004,900	12,119,460		5/18/16	232,728	—
Indonesian Rupiah	JPHQ	Buy 255,810,000,000		22,793,371	AUD	5/19/16	667,995	—
Japanese Yen	BOFA	Sell	1,430,815,375	12,030,331		5/19/16	161,463	—
Japanese Yen	BZWS	Sell	1,434,702,500	12,060,377		5/19/16	159,265	—
Japanese Yen	HSBK	Sell	1,435,854,500	12,128,686		5/19/16	218,017	—
Euro	JPHQ	Sell	18,445,006	21,169,610		5/20/16	373,001	—
Japanese Yen	JPHQ	Sell	88,344,000	743,846		5/20/16	10,998	—
Euro	BZWS	Sell	6,311,000	7,077,944		5/23/16	—	(38,183)
Euro	DBAB	Sell	7,368,000	8,255,991		5/23/16	—	(51,983)
Euro	BZWS	Sell	3,101,513	3,612,565		5/26/16	115,119	—
Euro	JPHQ	Sell	3,472,968	3,893,249		5/26/16	—	(23,071)
Japanese Yen	BZWS	Sell	65,296,000	554,531		5/26/16	12,793	—
Japanese Yen	SCNY	Sell	90,565,000	764,004		5/26/16	12,619	—
Mexican Peso	HSBK	Buy	26,270,786	1,684,673		5/26/16	—	(145,497)
Malaysian Ringgit	BOFA	Buy	9,317,000	2,491,043		5/31/16	—	(296,604)
Mexican Peso	HSBK	Buy	23,487,206	1,486,391		5/31/16	—	(110,926)

franklintempleton.com							Annual Report | 39

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
South Korean Won	JPHQ	Buy	23,492,350,000	21,105,336		5/31/16	$—	$(1,317,806)
South Korean Won	JPHQ	Sell	23,492,350,000	19,681,104		5/31/16	—	(106,426)
Japanese Yen	DBAB	Sell	6,912,259,000	56,062,768		6/03/16	—	(1,300,194)
Japanese Yen	JPHQ	Sell	2,962,582,246	24,085,643		6/03/16	—	(500,023)
Euro	BZWS	Sell	2,397,130	2,666,627		6/06/16	—	(37,361)
Euro	DBAB	Sell	7,466,000	8,367,967		6/06/16	—	(53,762)
Mexican Peso	CITI	Buy	162,809,640	10,237,990		6/06/16	—	(708,748)
Euro	GSCO	Sell	7,506,700	8,547,954		6/08/16	79,826	—
Japanese Yen	CITI	Sell	2,026,500,000	16,449,438		6/08/16	—	(370,659)
Mexican Peso	CITI	Buy	162,627,000	10,180,413		6/08/16	—	(663,611)
Ghanaian Cedi	BZWS	Buy	3,180,000	609,779		6/10/16	70,762	—
Japanese Yen	BZWS	Sell	3,257,620,000	26,233,894		6/10/16	—	(806,340)
Japanese Yen	CITI	Sell	4,387,300,000	35,360,064		6/10/16	—	(1,057,203)
Japanese Yen	HSBK	Sell	3,469,350,000	27,986,528		6/10/16	—	(811,194)
Euro	GSCO	Sell	8,776,716	9,996,241		6/13/16	94,009	—
Japanese Yen	DBAB	Sell	1,148,800,000	9,328,764		6/13/16	—	(207,904)
Japanese Yen	JPHQ	Sell	3,214,350,000	26,076,428		6/13/16	—	(607,232)
Mexican Peso	CITI	Buy	166,283,730	10,482,489		6/13/16	—	(756,172)
Japanese Yen	CITI	Sell	38,352,000	312,692		6/16/16	—	(5,715)
Japanese Yen	JPHQ	Sell	1,355,500,000	11,046,595		6/16/16	—	(207,070)
Australian Dollar	CITI	Sell	18,598,300	14,148,843		6/20/16	1,082,606	—
Australian Dollar	JPHQ	Sell	46,580,000	35,341,643		6/20/16	2,616,862	—
Japanese Yen	DBAB	Sell	7,443,020,000	60,908,511		6/22/16	—	(897,121)
Mexican Peso	CITI	Buy	127,922,000	8,170,275		6/22/16	—	(694,009)
Indonesian Rupiah	JPHQ	Buy 734,230,000,000		66,748,182	AUD	6/23/16	632,519	—
Indonesian Rupiah	JPHQ	Buy 321,600,000,000		29,297,622	AUD	6/24/16	229,737	—
Japanese Yen	BZWS	Sell	260,566,000	2,125,118		6/30/16	—	(39,141)
Euro	DBAB	Sell	2,420,000	2,715,966		7/01/16	—	(15,791)
Japanese Yen	MSCO	Sell	1,074,900,000	8,825,703		7/01/16	—	(102,696)
Philippine Peso	JPHQ	Buy	17,244,000	376,753		7/01/16	—	(15,519)
Philippine Peso	DBAB	Buy	73,175,950	1,598,252		7/05/16	—	(65,629)
Mexican Peso	CITI	Buy	219,912,850	13,576,962		7/08/16	—	(743,250)
Philippine Peso	DBAB	Buy	48,983,060	1,069,850		7/08/16	—	(44,081)
Euro	DBAB	Sell	584,893	644,025		7/11/16	—	(16,407)
Euro	JPHQ	Sell	11,697,590	13,032,052		7/11/16	—	(176,298)
Mexican Peso	CITI	Buy	89,785,180	5,515,399		7/11/16	—	(277,141)
Euro	MSCO	Sell	6,498,000	7,173,792		7/18/16	—	(164,917)
Euro	MSCO	Sell	7,066,000	7,724,198		7/22/16	—	(256,921)
Euro	DBAB	Sell	16,129,471	17,786,612		7/25/16	—	(433,369)
Japanese Yen	CITI	Sell	2,765,977,000	22,487,984		7/25/16	—	(504,828)
Japanese Yen	JPHQ	Sell	4,261,000,000	34,636,644		7/25/16	—	(783,885)
Japanese Yen	MSCO	Sell	5,282,022,900	42,974,196		7/25/16	—	(933,818)
Euro	BZWS	Sell	1,066,000	1,177,386		7/28/16	—	(26,880)
Euro	CITI	Sell	3,469,716	3,831,382		7/28/16	—	(88,377)
Euro	GSCO	Sell	2,285,000	2,519,487		7/28/16	—	(61,892)
Euro	BZWS	Sell	20,616,550	22,975,084		7/29/16	—	(316,232)
Euro	DBAB	Sell	10,310,667	11,538,667		7/29/16	—	(109,692)
Euro	JPHQ	Sell	2,285,000	2,548,438		7/29/16	—	(33,015)
Japanese Yen	BZWS	Sell	209,770,000	1,717,350		7/29/16	—	(26,637)
Mexican Peso	JPHQ	Buy	138,330,710	8,215,632		8/03/16	—	(162,110)
Euro	BZWS	Sell	47,788,588	52,752,867		8/05/16	—	(1,246,676)

40 | Annual Report							franklintempleton.com

						TEMPLETON INCOME TRUST
						STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation		Depreciation
Euro	DBAB	Sell	4,639,000	5,166,130		8/05/16	$—	$(75,789)
Euro	HSBK	Buy	2,285,000	2,655,170		8/05/16	—	(73,195)
Euro	HSBK	Sell	2,285,000	2,522,412		8/05/16	—	(59,564)
Euro	MSCO	Sell	17,547,509	19,365,782		8/05/16	—	(462,330)
Mexican Peso	CITI	Buy	651,707,000	39,318,673		8/05/16	—	(1,383,665)
Japanese Yen	CITI	Sell	2,741,651,200	22,296,192		8/08/16	—	(504,761)
Japanese Yen	MSCO	Sell	460,900,000	3,722,113		8/08/16	—	(110,963)
Mexican Peso	CITI	Buy	47,042,000	2,807,221		8/08/16	—	(69,719)
Mexican Peso	MSCO	Buy	394,646,070	23,608,175		8/08/16	—	(642,649)
Euro	CITI	Sell	303,457	333,302		8/10/16	—	(9,644)
Japanese Yen	CITI	Sell	32,863,000	266,026		8/10/16	—	(7,297)
Mexican Peso	MSCO	Buy	65,393,000	3,882,734		8/10/16	—	(78,033)
Euro	DBAB	Sell	2,391,000	2,639,533		8/11/16	—	(62,688)
South Korean Won	HSBK	Buy	2,467,000,000	259,935,937	JPY	8/12/16	—	(84,731)
Euro	MSCO	Sell	6,632,830	7,488,896		8/15/16	—	(8,152)
Singapore Dollar	DBAB	Buy	2,650,000	1,883,976		8/15/16	—	(24,486)
Euro	DBAB	Sell	291,630	326,967		8/17/16	—	(2,680)
Euro	MSCO	Sell	6,632,824	7,436,655		8/17/16	—	(60,819)
Mexican Peso	MSCO	Buy	6,013,000	357,449		8/17/16	—	(7,824)
Singapore Dollar	BZWS	Buy	4,267,000	3,033,340		8/17/16	—	(39,433)
Singapore Dollar	DBAB	Buy	4,645,000	3,312,179		8/17/16	—	(53,051)
Singapore Dollar	HSBK	Buy	3,202,500	2,276,929		8/17/16	—	(29,919)
Euro	BZWS	Sell	9,579,000	10,723,451		8/18/16	—	(104,575)
Euro	JPHQ	Sell	17,614,000	19,723,629		8/18/16	—	(187,098)
Japanese Yen	DBAB	Sell	36,644,000	297,648		8/18/16	—	(7,201)
Euro	JPHQ	Sell	10,643,000	11,854,865		8/22/16	—	(177,290)
Japanese Yen	HSBK	Sell	97,747,000	793,272		8/22/16	—	(20,011)
Japanese Yen	JPHQ	Sell	49,654,000	402,916		8/22/16	—	(10,219)
Mexican Peso	HSBK	Buy	26,875,955	1,587,007		8/22/16	—	(25,022)
Japanese Yen	BZWS	Sell	16,448,000	134,182		8/24/16	—	(2,679)
Japanese Yen	JPHQ	Sell	231,993,000	1,969,196		8/26/16	38,698	—
Japanese Yen	DBAB	Sell	66,294,000	557,327		8/29/16	5,616	—
Japanese Yen	JPHQ	Sell	158,882,000	1,335,160		8/29/16	12,916	—
Mexican Peso	CITI	Buy	37,742,600	2,143,248		8/29/16	48,886	—
Mexican Peso	HSBK	Buy	26,959,184	1,539,531		8/29/16	26,290	—
Euro	DBAB	Sell	5,908,531	6,682,549		8/31/16	1,080	—
Japanese Yen	JPHQ	Sell	634,291,000	5,307,808		8/31/16	28,784	—
Philippine Peso	JPHQ	Buy	91,000,000	1,906,039		8/31/16	—	(5,373)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)							$257,609,254	$(235,303,065)
Net unrealized appreciation (depreciation)							$22,306,189

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

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TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

At August 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
	Counterparty/	Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date Appreciation		Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 0.926%	LCH	$453,990,000	10/17/17	$—	$(1,252,728)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.775%	CME	103,460,000	10/04/23	—	(6,363,257)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.795%	CME	103,460,000	10/04/23	—	(6,528,897)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.765%	CME	103,460,000	10/07/23	—	(6,269,735)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.731%	LCH	212,200,000	7/07/24	—	(10,401,596)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.914%	LCH	146,340,000	1/22/25	3,754,888	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.970%	LCH	182,920,000	1/23/25	3,814,368	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.973%	LCH	107,950,000	1/27/25	2,248,350	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.937%	LCH	26,990,000	1/29/25	650,900	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.942%	LCH	22,850,000	1/30/25	542,781	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.817%	LCH	36,010,000	2/03/25	1,263,938	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.036%	LCH	50,330,000	3/23/25	492,625	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.978%	LCH	37,700,000	3/27/25	583,477	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 1.985%	LCH	37,700,000	3/27/25	557,931	—
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.668%	CME	50,300,000	10/04/43	—	(10,499,961)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 2.752%	LCH	100,600,000	7/29/45	—	(639,018)
Totals Centrally Cleared Swap Contracts				13,909,258	(41,955,192)
OTC Swap Contracts
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.523%	DBAB	$10,830,000	3/28/21	$—	$(1,184,763)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.440%	CITI	29,610,000	4/21/21	—	(3,047,953)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.391%	JPHQ	24,190,000	5/04/21	—	(2,399,085)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 3.076%	JPHQ	11,000,000	6/14/21	—	(849,842)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 4.347%	CITI	4,680,000	2/25/41	—	(1,484,714)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 4.349%	JPHQ	4,680,000	2/25/41	—	(1,487,109)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 4.320%	JPHQ	3,510,000	2/28/41	—	(1,101,017)
Receive Floating rate 3-month USD BBA
LIBOR Pay Fixed rate 4.299%	JPHQ	1,170,000	3/01/41	—	(384,085)
Totals OTC Swap Contracts				—	(11,938,568)
Totals Interest Rate Swap Contracts				$13,909,258	$(53,893,760)
Net unrealized appreciation (depreciation)					$(39,984,502)

See Abbreviations on page 59.

42 | Annual Report | The accompanying notes are an integral part of these financial statements.				franklintempleton.com

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,271,191,201
Cost - Sweep Money Fund (Note 3f)	491,768,089
Total cost of investments	$7,762,959,290
Value - Unaffiliated issuers	$6,278,361,925
Value - Sweep Money Fund (Note 3f)	491,768,089
Total value of investments	6,770,130,014
Cash	24,076,552
Restricted Cash (Note 1d)	39,960,000
Foreign currency, at value (cost $147,132,963)	147,362,824
Receivables:
Investment securities sold	180,286,211
Capital shares sold	39,801,815
Interest	97,102,096
Due from brokers	212,877,229
Variation margin	1,951,889
Unrealized appreciation on OTC forward exchange contracts	257,609,254
Other assets	2,668
Total assets	7,771,160,552
Liabilities:
Payables:
Investment securities purchased	40,927
Capital shares redeemed	46,011,855
Management fees	3,844,784
Distribution fees	769,922
Transfer agent fees	1,651,208
Due to brokers	39,960,000
Unrealized depreciation on OTC forward exchange contracts	235,303,065
Unrealized depreciation on OTC swap contracts	11,938,568
Deferred tax	1,583,032
Accrued expenses and other liabilities	1,828,371
Total liabilities	342,931,732
Net assets, at value	$7,428,228,820
Net assets consist of:
Paid-in capital	$8,577,651,034
Distributions in excess of net investment income	(147,347,144)
Net unrealized appreciation (depreciation)	(1,013,810,684)
Accumulated net realized gain (loss)	11,735,614
Net assets, at value	$7,428,228,820

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Templeton Global Total Return Fund

Class A:
Net assets, at value	$1,632,114,253
Shares outstanding	140,351,048
Net asset value per share[a]	$11.63
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.15
Class C:
Net assets, at value	$708,009,560
Shares outstanding	60,959,453
Net asset value and maximum offering price per share[a]	$11.61
Class R:
Net assets, at value	$9,809,074
Shares outstanding	843,074
Net asset value and maximum offering price per share	$11.63
Class R6:
Net assets, at value	$1,220,887,636
Shares outstanding	104,883,440
Net asset value and maximum offering price per share	$11.64
Advisor Class:
Net assets, at value	$3,857,408,297
Shares outstanding	331,264,182
Net asset value and maximum offering price per share	$11.64

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
44 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Templeton Global Total Return Fund

Investment income:
Dividends	$11,680
Interest (net of foreign taxes of $7,012,122)	436,687,008
Total investment income	436,698,688
Expenses:
Management fees (Note 3a)	52,199,484
Distribution fees: (Note 3c)
Class A	4,869,628
Class C	5,458,373
Class R	44,982
Transfer agent fees: (Note 3e)
Class A	2,090,330
Class C	902,044
Class R	9,599
Class R6	5,357
Advisor Class	4,948,211
Custodian fees (Note 4)	5,261,223
Reports to shareholders	400,378
Registration and filing fees	423,550
Professional fees	120,737
Trustees’ fees and expenses	60,841
Other	272,765
Total expenses	77,067,502
Expense reductions (Note 4)	(25,636)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,713,642)
Net expenses	75,328,224
Net investment income	361,370,464
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(253,869,230)
Foreign currency transactions	551,592,463
Swap contracts	(48,269,818)
Net realized gain (loss)	249,453,415
Net change in unrealized appreciation (depreciation) on:
Investments	(1,130,782,336)
Translation of other assets and liabilities denominated in foreign currencies	(124,943,018)
Swap contracts	10,641,733
Change in deferred taxes on unrealized appreciation	(1,310,273)
Net change in unrealized appreciation (depreciation)	(1,246,393,894)
Net realized and unrealized gain (loss)	(996,940,479)
Net increase (decrease) in net assets resulting from operations	$(635,570,015)

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TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$361,370,464	$314,696,171
Net realized gain (loss)	249,453,415	15,075,990
Net change in unrealized appreciation (depreciation)	(1,246,393,894)	406,979,237
Net increase (decrease) in net assets resulting from operations	(635,570,015)	736,751,398
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(149,831,862)	(97,051,768)
Class C	(60,930,765)	(34,782,942)
Class R	(642,496)	(292,029)
Class R6	(91,140,876)	(42,615,508)
Advisor Class	(365,058,463)	(196,896,659)
Net realized gains:
Class A	(5,315,875)	—
Class C	(2,264,158)	—
Class R	(22,707)	—
Class R6	(2,898,824)	—
Advisor Class	(12,513,944)	—
Total distributions to shareholders	(690,619,970)	(371,638,906)
Capital share transactions: (Note 2)
Class A	(182,032,979)	143,315,985
Class C	(68,445,380)	54,757,702
Class R	3,098,281	285,735
Class R6	363,185,816	309,721,559
Advisor Class	(445,016,095)	1,223,707,448
Total capital share transactions	(329,210,357)	1,731,788,429
Net increase (decrease) in net assets	(1,655,400,342)	2,096,900,921
Net assets:
Beginning of year	9,083,629,162	6,986,728,241
End of year	$7,428,228,820	$9,083,629,162
Distributions in excess of net investment income included in net assets:
End of year	$(147,347,144)	$(78,691,481)

46 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Total Return Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of

48 | Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities.

Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At August 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Loan Participation Notes (continued)

assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	50,961,239	$647,095,388	85,752,197	$1,151,248,990
Shares issued in reinvestment of distributions	10,122,112	126,545,589	6,062,369	81,159,127
Shares redeemed	(76,357,085)	(955,673,956)	(80,970,399)	(1,089,092,132)
Net increase (decrease)	(15,273,734)	$(182,032,979)	10,844,167	$143,315,985
Class C Shares:
Shares sold	14,370,293	$182,201,485	19,750,156	$264,626,482
Shares issued in reinvestment of distributions	3,972,417	49,596,814	2,000,372	26,758,864
Shares redeemed	(24,009,133)	(300,243,679)	(17,680,810)	(236,627,644)
Net increase (decrease)	(5,666,423)	$(68,445,380)	4,069,718	$54,757,702
Class R Shares:
Shares sold	404,624	$5,066,507	311,737	$4,179,933
Shares issued in reinvestment of distributions	50,940	636,566	21,088	282,588
Shares redeemed	(207,399)	(2,604,792)	(312,824)	(4,176,786)
Net increase (decrease)	248,165	$3,098,281	20,001	$285,735
Class R6 Shares:
Shares sold	32,030,555	$407,956,970	26,834,733	$362,510,711
Shares issued in reinvestment of distributions	6,609,875	82,634,078	3,083,405	41,343,904
Shares redeemed	(10,047,878)	(127,405,232)	(6,955,978)	(94,133,056)
Net increase (decrease)	28,592,552	$363,185,816	22,962,160	$309,721,559

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

2. Shares of Beneficial Interest (continued)
		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	142,477,043	$1,808,516,261	176,189,396	$2,367,926,879
Shares issued in reinvestment of distributions	24,061,844	301,252,377	11,014,265	147,678,092
Shares redeemed	(203,991,930)	(2,554,784,733)	(96,262,572)	(1,291,897,523)
Net increase (decrease)	(37,453,043)	$(445,016,095)	90,941,089	$1,223,707,448

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
Effective July 1, 2015, the Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

Prior to July 1, 2015, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$331,159
CDSC retained	$134,912

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $7,955,541, of which $2,712,937 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Fund based on the average daily net assets of the Fund as follows:

Annualized Waiver Rate	Net Assets
0.015%	Over $2.5 billion, up to and including $5 billion
0.025%	In excess of $5 billion

Effective July 1, 2015, this waiver was discontinued for the Fund.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the year ended August 31, 2015.

h. Other Affiliated Transactions

At August 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 9.76% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred post-October capital losses of $9,224,307.

The tax character of distributions paid during the years ended August 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$675,433,773	$371,638,906
Long term capital gain	15,186,197	—
	$690,619,970	$371,638,906

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$7,804,801,199

Unrealized appreciation	$96,403,162
Unrealized depreciation	(1,131,074,347)
Net unrealized appreciation (depreciation)	$(1,034,671,185)
Distributable earnings - undistributed ordinary income	$21,850,730

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and swaps.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $2,109,924,038 and $2,808,058,519, respectively.

7. Credit Risk and Defaulted Securities

At August 31, 2015, the Fund had 27.08% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2015, the aggregate value of these securities was $8,667,000, representing 0.12% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At August 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate
contracts	Variation margin	$13,909,258	[a]	Variation margin	$41,955,192	[a]
	Unrealized appreciation on OTC	—		Unrealized depreciation on OTC	11,938,568
	swap contracts			swap contracts
Foreign exchange
contracts	Unrealized appreciation on OTC	257,609,254		Unrealized depreciation on OTC	235,303,065
	forward exchange contracts			forward exchange contracts
Totals		$271,518,512			$289,196,825

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

9. Other Derivative Information (continued)

For the year ended August 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts					Appreciation
Not Accounted for as	Statement of Operations	Net Realized Gain		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	(Loss) for the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
Interest rate contracts	Swap contracts	$(48,269,818)		appreciation (depreciation) on:	$10,641,733
				Swap contracts
Foreign exchange contracts	Foreign currency transactions	595,529,749	[a]	Translation of other assets and	(126,087,747)[a]
				liabilities denominated in foreign
				currencies
Totals		$547,259,931			$(115,446,014)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the average month end fair value of derivatives represented 8.42% of average month end net assets. The average month end number of open derivative contracts for the year was 715.

At August 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$257,609,254	$235,303,065
Swap Contracts	—	11,938,568
Total	$257,609,254	$247,241,633

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BOFA	$7,413,097	$(1,451,709)	$(5,403,704)	$—	$557,684
BZWS	52,962,816	(11,529,483)	—	(37,750,000)	3,683,333
CITI	18,991,574	(18,991,574)	—	—	—
DBAB	66,572,731	(66,572,731)	—	—	—
GSCO	4,023,777	(4,023,777)	—	—	—
HSBK	11,502,758	(11,502,758)	—	—	—
JPHQ	87,817,539	(43,672,691)	(42,768,082)	—	1,376,766
MSCO	4,550,372	(4,550,372)	—	—	—
SCNY	2,755,105	(171,019)	—	(2,210,000)	374,086
UBSW	1,019,485	—	(1,019,485)	—	—
Total	$257,609,254	$(162,466,114)	$(49,191,271)	$(39,960,000)	$5,991,869

aAt August 31, 2015, the Fund received Switzerland Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At August 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$1,451,709	$(1,451,709)	$—	$—	$—
BZWS	11,529,483	(11,529,483)	—	—	—
CITI	52,800,702	(18,991,574)	—	(33,809,128)	—
DBAB	88,527,976	(66,572,731)	—	(21,955,245)	—
GSCO	5,043,455	(4,023,777)	—	(1,019,678)	—
HSBK	37,791,666	(11,502,758)	—	(26,288,908)	—
JPHQ	43,672,691	(43,672,691)	—	—	—
MSCO	6,252,932	(4,550,372)	—	(1,702,560)	—
SCNY	171,019	(171,019)	—	—	—
UBSW	—	—	—	—	—
Total	$247,241,633	$(162,466,114)	$—	$(84,775,519)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on Page 59.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

11. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities
Equity Investments:[a]
United Kingdom	$—	$1,924,885	$—	$1,924,885
United States	2,263	—	—	2,263
Convertible Bonds	—	45,781,000	—	45,781,000
Foreign Government and Agency Securities[b]	—	5,141,861,648	—	5,141,861,648
Quasi-Sovereign and Corporate Bonds[b]	—	463,687,531	3,042,000	466,729,531
Credit-Linked Notes[b]	—	115,434	—	115,434
Senior Floating Rate Interests[b]	—	901,488	17,780	919,268
Escrows and Litigation Trusts[b]	—	—	—[c]	—
Short Term Investments	491,768,089	621,027,896	—	1,112,795,985
Total Investments in Securities	$491,770,352	$6,275,299,882	$3,059,780	$6,770,130,014
Other Financial Instruments:
Forward Exchange Contracts	$—	$257,609,254	$—	$257,609,254
Swap Contracts	—	13,909,258	—	13,909,258
Total Other Financial Instruments	$—	$271,518,512	$—	$271,518,512
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$235,303,065	$—	$235,303,065
Swap Contracts	—	53,893,760	—	53,893,760
Total Other Financial Instruments	$—	$289,196,825	$—	$289,196,825

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at August 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	AUD	Australian dollar	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	BRL	Brazilian Real	PIK	Payment-In-Kind
CITI	Citibank N.A.	DEM	Deutsche Mark
CME	Chicago Mercantile Exchange	EUR	Euro
DBAB	Deutsche Bank AG	GBP	British Pound
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi
HSBK	HSBC Bank PLC	HUF	Hungarian Forint
JPHQ	JPMorgan Chase Bank, N.A.	IDR	Indonesian Rupiah
LCH	London Clearing House	INR	Indian Rupee
MSCO	Morgan Stanley and Co. Inc.	JPY	Japanese Yen
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	LKR	Sri Lankan Rupee
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		SGD	Singapore Dollar
		UAH	Ukraine Hryvnia
		UYU	Uruguayan Peso

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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Tax Information (unaudited)

Templeton Global Total Return Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $15,186,197 as a long term capital gain dividend for the fiscal year ended August 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,829,311 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2015.

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0094	$0.5736	$ —
Class C	$0.0094	$0.5380	$ —
Class R	$0.0094	$0.5569	$ —
Class R6	$0.0094	$0.6050	$ —
Advisor Class	$0.0094	$0.5959	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus an y foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2001 144		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc. (manu-
		Trustee since 2007		facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group,
Ltd. (holding company) (2004-present)
and H.J. Heinz Company (processed
foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2014-present; previously 2010-2012)
				and Graham Holdings Company
				(education and media organization)
				(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Income Trust, including Templeton Global Total Return Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton

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Board Review of Investment Management

Agreement (continued) website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for six full years and such report showed the Fund’s income return for the one-year period ended February 28, 2015, to be in the highest or best quintile of its universe, and to also be in the highest quintile of such universe for each of the previous annualized three- and five-year periods. The Lipper report also showed the Fund’s total return for the one-year period ended February 28, 2015, to be in the second-highest performing quintile of its performance universe, and to be in the highest performing quintile of such universe for each of the previous annualized three- and five-year periods. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was at the median and the actual total expenses of the Fund were below the median of the Lipper expense group. The Board found such comparative expenses to be acceptable, noting the expenses of the Fund were subsidized through management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in

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SHAREHOLDER INFORMATION

determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides a fee at the rate of 0.70% on the first $200 million of net assets; 0.65% on the next $1.1 billion of net assets; and 0.60% on net assets in excess of $1.3 billion. The assets of the Fund at the end of 2014 were approximately $8.7 billion and, at the request of the Board, management agreed to a revised breakpoint schedule that provides for a greater sharing of benefits with shareholders as the Fund grows. Specifically, the new schedule provides for a fee rate of 58.5 basis points on assets between $2.5 billion and $5.0 billion, 57.5 basis points on assets from $5 billion to $10 billion and 56.5 basis points on assets in excess of $10 billion.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton Global Total Return Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	407 A 10/15

Annual Report and Shareholder Letter

August 31, 2015

Templeton International Bond Fund

A SERIES OF TEMPLETON INCOME TRUST

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton International Bond Fund	3
Performance Summary	6
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	31
Notes to Financial Statements	35
Report of Independent Registered
Public Accounting Firm	46
Tax Information	47
Board Members and Officers	48
Shareholder Information	53

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com Not part of the annual report | 1

Annual Report

Templeton International Bond Fund

This annual report for Templeton International Bond Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. The Fund invests predominantly in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -11.90% cumulative total return. In comparison, the Fund’s benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, had cumulative total returns of +3.28% in local currency terms and -11.74% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan (BOJ) and the European Central Bank (ECB), a sharp decline in oil prices, and a protracted depreciation of emerging market currencies. We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances. We believed that economies with healthier balances and stronger growth prospects would be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve (Fed) rate hikes that could occur in the second half of 2015.

The U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 2.35% and rising to 2.63% in September 2014, before declining to a period low of 1.68% in January 2015 and finishing the period at 2.21%. Credit spreads widened in Asia and Latin America over the course of the 12-month period.

In late October 2014, the BOJ introduced a new round of massive QE with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that basically equates to the U.S. Fed’s former QE program that ended in the same month. This massive amount of liquidity had

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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TEMPLETON INTERNATIONAL BOND FUND

significant implications for global markets. Though Japan’s QE was positive for global risk assets, it contributed to further depreciation of the yen, which declined 14.28% against the U.S. dollar during the 12-month period.2

Risk aversion increased during November and December 2014 as sharp declines in oil prices accelerated. In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. Heightened volatility led to a broad decline in yields across the Americas, Europe and Asia, while credit spreads widened. This trend persisted through January 2015 before sharply reversing course in February when credit spreads tightened as risk appetites returned and yields broadly shifted higher across the Americas, Europe and Asia.

In March 2015, the ECB launched QE with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. We anticipated that this would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro depreciated 14.93% against the U.S. dollar over the 12-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expansionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciation of several emerging market currencies was excessive, leading to fundamentally cheap valuations. In keeping with our strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually reemerge. Despite the escalation in near-term volatility, our medium-term convictions remained intact during the period.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

2. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

4 | Annual Report franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

Currency Breakdown*
8/31/15
% of Total
Net Assets
Americas	77.6%
U.S. Dollar	50.4%
Mexican Peso	18.0%
Brazilian Real	6.7%
Chilean Peso	2.5%
Asia Pacific	48.5%
South Korean Won	16.5%
Malaysian Ringgit	15.2%
Singapore Dollar	9.5%
Indonesian Rupiah	5.8%
Indian Rupee	5.1%
Philippine Peso	1.5%
Sri Lankan Rupee	0.3%
Australian Dollar	-1.7%
Japanese Yen	-3.7%
Europe	-26.1%
Polish Zloty	6.4%
Hungarian Forint	2.1%
Euro	-34.6%
*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or
other benchmarks).

During the period, a major detractor from the Fund’s absolute performance was currency positions. Interest rate strategies contributed to absolute return while sovereign credit exposures had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance, as did positions in peripheral European currencies against the euro. However, the Fund’s net-negative positions in the euro and the Japanese yen, achieved through currency forward contracts, contributed to absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute return.

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (TBOAX)	$10.03	$11.86	-$	1.83
C (FCNBX)	$10.04	$11.87	-$	1.83
R (N/A)	$10.03	$11.87	-$	1.84
Advisor (FIBZX)	$10.04	$11.87	-$	1.83

Distributions[1] (9/1/14–8/31/15)
Dividend
Share Class	Income
A	$0.4469
C	$0.4087
R	$0.4241
Advisor	$0.4795

6 | Annual Report

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TEMPLETON INTERNATIONAL BOND FUND
PERFORMANCE SUMMARY

Performance as of 8/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	(with waiver)	(without waiver)
A					1.06%	1.16%
1-Year	-11.90%	-15.67%	$8,433	-15.72%
5-Year	+7.36%	+0.56%	$10,283	-0.68%
Since Inception (12/3/07)	+40.80%	+3.94%	$13,486	+3.64%
C					1.41%	1.51%
1-Year	-12.20%	-13.05%	$8,695	-13.10%
5-Year	+5.52%	+1.08%	$10,552	-0.18%
Since Inception (12/3/07)	+37.20%	+4.17%	$13,720	+3.86%
R					1.26%	1.36%
1-Year	-12.16%	-12.16%	$8,784	-12.13%
5-Year	+6.19%	+1.21%	$10,619	-0.01%
Since Inception (12/3/07)	+38.60%	+4.30%	$13,860	+4.01%
Advisor					0.76%	0.86%
1-Year	-11.63%	-11.63%	$8,837	-11.68%
5-Year	+8.96%	+1.73%	$10,896	+0.48%
Since Inception (12/3/07)	+44.04%	+4.82%	$14,404	+4.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Annual Report

| 7

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (12/3/07–8/31/15)

$20,000
$15,000
$10,000
$5,000
12/07
8/09
8/11
8/13
8/15
$13,486
$11,339
$11,330
Templeton International Bond Fund
Citigroup Non-USD WGBI
CPI

Average Annual Total Return

Class A	8/31/15
1-Year	-15.67%
5-Year	+0.56%
Since Inception (12/3/07)	+3.94%

Class C (12/3/07–8/31/15)

$20,000
$15,000
$10,000
$5,000
12/07
8/09
8/11
8/13
8/15
$13,720
$11,339
$11,330
Templeton International Bond Fund
Citigroup Non-USD WGBI
CPI

Average Annual Total Return

Class C	8/31/15
1-Year	-13.05%
5-Year	+1.08%
Since Inception (12/3/07)	+4.17%

8 | Annual Report franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

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TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns.
Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal.
Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 12/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least 12/31/15. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Citigroup Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the U.S. and is stated in U.S. dollar terms.
See www.franklintempletondatasources.com for additional data provider information.

10 | Annual Report franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Annual Report

| 11

TEMPLETON INTERNATIONAL BOND FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$936.50	$5.03
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24
C
Actual	$1,000	$934.90	$6.78
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.07
R
Actual	$1,000	$934.60	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31
Advisor
Actual	$1,000	$937.90	$3.61
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.03%; C: 1.39%;
R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

12 | Annual Report

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			TEMPLETON INCOME TRUST

Financial Highlights
Templeton International Bond Fund
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.86	$11.30	$11.70	$12.06	$11.35
Income from investment operations[a]:
Net investment income[b]	0.30	0.26	0.26	0.27	0.37
Net realized and unrealized gains (losses)	(1.68)	0.61	(0.14)	(0.12)	0.80
Total from investment operations	(1.38)	0.87	0.12	0.15	1.17
Less distributions from:
Net investment income and net foreign currency gains	(0.45)	(0.31)	(0.46)	(0.45)	(0.43)
Net realized gains	—	—	(—)[c]	(0.06)	(0.03)
Tax return of capital	—	—	(0.06)	—	—
Total distributions	(0.45)	(0.31)	(0.52)	(0.51)	(0.46)
Net asset value, end of year	$10.03	$11.86	$11.30	$11.70	$12.06

Total return[d]	(11.90)%	7.77%	0.89%	1.45%	10.48%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.17%	1.14%	1.13%	1.23%	1.26%
Expenses net of waiver and payments by affiliates	1.04%[e]	1.04%[e]	1.04%	1.04%	1.04%
Net investment income	2.72%	2.23%	2.14%	2.39%	3.04%

Supplemental data
Net assets, end of year (000’s)	$84,779	$141,831	$127,365	$145,916	$112,336
Portfolio turnover rate	43.49%	33.45%	43.53%	33.95%	16.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$11.31	$11.71	$12.08	$11.36
Income from investment operations[a]:
Net investment income[b]	0.26	0.22	0.21	0.23	0.33
Net realized and unrealized gains (losses)	(1.68)	0.61	(0.13)	(0.13)	0.81
Total from investment operations	(1.42)	0.83	0.08	0.10	1.14
Less distributions from:
Net investment income and net foreign currency gains	(0.41)	(0.27)	(0.42)	(0.41)	(0.39)
Net realized gains	—	—	(—)[c]	(0.06)	(0.03)
Tax return of capital	—	—	(0.06)	—	—
Total distributions	(0.41)	(0.27)	(0.48)	(0.47)	(0.42)
Net asset value, end of year	$10.04	$11.87	$11.31	$11.71	$12.08

Total return[d]	(12.20)%	7.38%	0.58%	1.01%	10.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.51%	1.49%	1.48%	1.58%	1.61%
Expenses net of waiver and payments by affiliates	1.38%[e]	1.39%[e]	1.39%	1.39%	1.39%
Net investment income	2.38%	1.88%	1.79%	2.04%	2.69%

Supplemental data
Net assets, end of year (000’s)	$15,559	$23,990	$27,270	$24,817	$23,383
Portfolio turnover rate	43.49%	33.45%	43.53%	33.95%	16.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			TEMPLETON INCOME TRUST
			FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$11.31	$11.71	$12.08	$11.35
Income from investment operations[a]:
Net investment income[b]	0.28	0.24	0.23	0.25	0.34
Net realized and unrealized gains (losses)	(1.70)	0.61	(0.13)	(0.13)	0.82
Total from investment operations	(1.42)	0.85	0.10	0.12	1.16
Less distributions from:
Net investment income and net foreign currency gains	(0.42)	(0.29)	(0.44)	(0.43)	(0.40)
Net realized gains	—	—	(—)[c]	(0.06)	(0.03)
Tax return of capital	—	—	(0.06)	—	—
Total distributions	(0.42)	(0.29)	(0.50)	(0.49)	(0.43)
Net asset value, end of year	$10.03	$11.87	$11.31	$11.71	$12.08

Total return	(12.16)%	7.55%	0.71%	1.17%	10.34%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.37%	1.34%	1.33%	1.43%	1.46%
Expenses net of waiver and payments by affiliates	1.24%[d]	1.24%[d]	1.24%	1.24%	1.24%
Net investment income	2.52%	2.03%	1.94%	2.19%	2.84%

Supplemental data
Net assets, end of year (000’s)	$1,001	$1,558	$1,452	$825	$793
Portfolio turnover rate	43.49%	33.45%	43.53%	33.95%	16.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON INCOME TRUST
FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)
		Year Ended August 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.87	$11.31	$11.71	$12.07	$11.36
Income from investment operations[a]:
Net investment income[b]	0.33	0.30	0.29	0.31	0.39
Net realized and unrealized gains (losses)	(1.68)	0.60	(0.14)	(0.13)	0.81
Total from investment operations	(1.35)	0.90	0.15	0.18	1.20
Less distributions from:
Net investment income and net foreign currency gains	(0.48)	(0.34)	(0.49)	(0.48)	(0.46)
Net realized gains	—	—	(—)[c]	(0.06)	(0.03)
Tax return of capital	—	—	(0.06)	—	—
Total distributions	(0.48)	(0.34)	(0.55)	(0.54)	(0.49)
Net asset value, end of year	$10.04	$11.87	$11.31	$11.71	$12.07

Total return	(11.63)%	8.09%	1.17%	1.76%	10.80%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.84%	0.83%	0.93%	0.96%
Expenses net of waiver and payments by affiliates	0.74%[d]	0.74%[d]	0.74%	0.74%	0.74%
Net investment income	3.02%	2.53%	2.44%	2.69%	3.34%

Supplemental data
Net assets, end of year (000’s)	$307,449	$355,214	$251,785	$149,399	$109,055
Portfolio turnover rate	43.49%	33.45%	43.53%	33.95%	16.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON INCOME TRUST

Statement of Investments, August 31, 2015

Templeton International Bond Fund
	Principal Amount*		Value
Foreign Government and Agency Securities 61.4%
Brazil 6.1%
Letra Tesouro Nacional, Strip,
10/01/15	2,820	[a]BRL	$769,075
1/01/16	9,400	[a]BRL	2,479,191
7/01/16	850	[a]BRL	209,749
10/01/16	2,690	[a]BRL	641,334
1/01/17	9,060	[a]BRL	2,093,772
1/01/18	6,330	[a]BRL	1,285,047
Nota Do Tesouro Nacional,
10.00%, 1/01/17	1,340	[a]BRL	351,954
10.00%, 1/01/21	2,150	[a]BRL	507,523
10.00%, 1/01/23	5,700	[a]BRL	1,289,786
[b]Index Linked, 6.00%, 5/15/17	9	[a]BRL	6,571
[b]Index Linked, 6.00%, 5/15/19	5,271	[a]BRL	3,752,875
[b]Index Linked, 6.00%, 8/15/20	310	[a]BRL	218,752
[b]Index Linked, 6.00%, 8/15/22	6,599	[a]BRL	4,587,743
[b]Index Linked, 6.00%, 5/15/23	7,729	[a]BRL	5,376,412
[b]Index Linked, 6.00%, 8/15/24	630	[a]BRL	435,503
senior note, 10.00%, 1/01/19	4,660	[a]BRL	1,154,623
			25,159,910
Hungary 3.6%
Government of Hungary,
4.00%, 4/25/18	39,950,000	HUF	150,547
6.50%, 6/24/19	280,530,000	HUF	1,150,856
7.50%, 11/12/20	71,810,000	HUF	315,351
5.375%, 2/21/23	480,000		523,296
A, 6.75%, 11/24/17	857,260,000	HUF	3,425,544
A, 5.50%, 12/20/18	105,090,000	HUF	415,207
A, 7.00%, 6/24/22	100,290,000	HUF	438,945
A, 6.00%, 11/24/23	170,290,000	HUF	718,675
B, 5.50%, 6/24/25	236,470,000	HUF	973,494
senior note, 6.25%, 1/29/20	2,474,000		2,790,932
senior note, 6.375%, 3/29/21	3,392,000		3,870,560
			14,773,407
Iceland 0.2%
[c]Government of Iceland, 144A, 5.875%, 5/11/22	800,000		914,208
India 2.4%
Government of India,
senior bond, 7.80%, 5/03/20	103,000,000	INR	1,544,471
senior bond, 8.28%, 9/21/27	31,100,000	INR	477,713
senior bond, 8.60%, 6/02/28	106,800,000	INR	1,684,053
senior note, 7.28%, 6/03/19	4,000,000	INR	59,294
senior note, 8.12%, 12/10/20	77,300,000	INR	1,173,534
senior note, 8.35%, 5/14/22	30,400,000	INR	466,358
senior note, 7.16%, 5/20/23	19,100,000	INR	273,998
senior note, 8.83%, 11/25/23	257,900,000	INR	4,079,664
			9,759,085

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Annual Report

| 17

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 3.2%
Government of Indonesia,
7.875%, 4/15/19	2,282,000,000	IDR	$159,757
8.375%, 3/15/34	55,620,000,000	IDR	3,721,195
FR31, 11.00%, 11/15/20	15,557,000,000	IDR	1,217,122
FR34, 12.80%, 6/15/21	8,451,000,000	IDR	712,533
FR35, 12.90%, 6/15/22	1,837,000,000	IDR	157,571
FR40, 11.00%, 9/15/25	1,060,000,000	IDR	85,491
FR42, 10.25%, 7/15/27	5,447,000,000	IDR	420,365
FR43, 10.25%, 7/15/22	95,000,000	IDR	7,260
FR44, 10.00%, 9/15/24	63,000,000	IDR	4,791
FR46, 9.50%, 7/15/23	2,590,000,000	IDR	189,888
FR47, 10.00%, 2/15/28	4,502,000,000	IDR	341,109
FR52, 10.50%, 8/15/30	7,100,000,000	IDR	557,880
FR61, 7.00%, 5/15/22	56,000,000	IDR	3,633
senior bond, 9.00%, 3/15/29	993,000,000	IDR	70,323
senior bond, FR53, 8.25%, 7/15/21	4,043,000,000	IDR	284,443
senior bond, FR56, 8.375%, 9/15/26	1,398,000,000	IDR	97,263
senior bond, FR70, 8.375%, 3/15/24	74,824,000,000	IDR	5,232,353
			13,262,977
Ireland 1.4%
Government of Ireland, senior bond, 5.40%, 3/13/25	3,766,920	EUR	5,723,257
Lithuania 1.3%
Government of Lithuania,
[c]144A, 7.375%, 2/11/20	640,000		768,409
[c]144A, 6.125%, 3/09/21	3,620,000		4,215,707
[d]Reg S, 7.375%, 2/11/20	190,000		228,122
			5,212,238
Malaysia 7.7%
Government of Malaysia,
4.72%, 9/30/15	5,320,000	MYR	1,269,800
3.197%, 10/15/15	44,315,000	MYR	10,565,562
3.314%, 10/31/17	6,270,000	MYR	1,494,636
senior bond, 4.262%, 9/15/16	10,200,000	MYR	2,458,601
senior bond, 3.814%, 2/15/17	4,765,000	MYR	1,145,486
senior bond, 4.012%, 9/15/17	18,710,000	MYR	4,522,914
senior note, 3.172%, 7/15/16	29,115,000	MYR	6,942,487
senior note, 3.394%, 3/15/17	12,537,000	MYR	2,996,119
			31,395,605
Mexico 8.7%
Government of Mexico,
8.00%, 12/17/15	1,231,680	[e]MXN	7,472,568
7.25%, 12/15/16	2,307,600	[e]MXN	14,391,584
7.75%, 12/14/17	1,982,810	[e]MXN	12,706,618
[f]Mexican Udibonos, Index Linked,
5.00%, 6/16/16	70,732	[g]MXN	440,567
3.50%, 12/14/17	53,949	[g]MXN	341,802
4.00%, 6/13/19	37,537	[g]MXN	241,728
			35,594,867

18 | Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Philippines 0.6%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	16,880,000	PHP	$366,988
senior bond, 9.125%, 9/04/16	9,010,000	PHP	203,047
senior note, 1.625%, 4/25/16	86,040,000	PHP	1,832,021
			2,402,056
Poland 3.8%
Government of Poland,
4.75%, 10/25/16	10,610,000	PLN	2,904,728
4.75%, 4/25/17	2,660,000	PLN	737,907
5.75%, 9/23/22	1,500,000	PLN	472,400
[h]FRN, 1.79%, 1/25/17	12,579,000	PLN	3,330,386
[h]FRN, 1.79%, 1/25/21	10,800,000	PLN	2,817,426
senior note, 6.375%, 7/15/19	320,000		370,408
Strip, 1/25/16	18,578,000	PLN	4,886,453
			15,519,708
Portugal 3.5%
Government of Portugal,
[c]144A, 5.125%, 10/15/24	4,060,000		4,315,252
[d]Reg S, 3.875%, 2/15/30	7,920,000	EUR	9,753,320
[d]senior bond, Reg S, 4.95%, 10/25/23	40,100	EUR	53,841
[d]senior note, Reg S, 5.65%, 2/15/24	101,100	EUR	141,442
			14,263,855
Serbia 0.7%
[c]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	520,000		540,509
4.875%, 2/25/20	1,010,000		1,023,685
7.25%, 9/28/21	1,110,000		1,254,361
			2,818,555
Slovenia 2.5%
[c]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	1,900,000		2,142,440
5.85%, 5/10/23	7,160,000		8,193,152
			10,335,592
South Korea 10.9%
Korea Monetary Stabilization Bond, senior note,
2.81%, 10/02/15	330,000,000	KRW	279,366
2.90%, 12/02/15	10,716,500,000	KRW	9,093,928
2.78%, 2/02/16	951,330,000	KRW	808,670
2.80%, 4/02/16	2,739,900,000	KRW	2,333,841
2.79%, 6/02/16	8,851,900,000	KRW	7,554,940
1.62%, 6/09/16	184,800,000	KRW	156,313
2.46%, 8/02/16	2,476,000,000	KRW	2,110,540
1.56%, 8/09/16	2,516,800,000	KRW	2,127,770
2.22%, 10/02/16	1,872,300,000	KRW	1,593,732
2.07%, 12/02/16	5,413,100,000	KRW	4,603,607
1.96%, 2/02/17	1,863,700,000	KRW	1,583,634

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Annual Report

| 19

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond,
senior bond, 4.00%, 3/10/16	168,800,000	KRW	$144,562
senior note, 4.00%, 9/10/15	438,800,000	KRW	371,306
senior note, 2.75%, 12/10/15	3,596,700,000	KRW	3,051,565
senior note, 2.75%, 6/10/16	5,404,500,000	KRW	4,611,361
senior note, 5.00%, 9/10/16	16,000,000	KRW	13,996
senior note, 3.00%, 12/10/16	4,946,500,000	KRW	4,255,945
			44,695,076
Sri Lanka 0.3%
Government of Sri Lanka,
8.25%, 3/01/17	870,000	LKR	6,547
8.00%, 6/15/17	870,000	LKR	6,528
10.60%, 7/01/19	22,430,000	LKR	177,774
10.60%, 9/15/19	28,650,000	LKR	228,140
8.00%, 11/01/19	870,000	LKR	6,369
9.25%, 5/01/20	3,030,000	LKR	22,947
A, 8.50%, 11/01/15	8,120,000	LKR	60,499
A, 6.40%, 8/01/16	3,800,000	LKR	28,118
A, 5.80%, 1/15/17	3,900,000	LKR	28,493
A, 7.50%, 8/15/18	940,000	LKR	6,877
A, 8.00%, 11/15/18	13,760,000	LKR	101,914
A, 9.00%, 5/01/21	17,410,000	LKR	129,175
A, 11.00%, 8/01/21	11,270,000	LKR	90,134
B, 6.40%, 10/01/16	2,200,000	LKR	16,272
B, 8.50%, 7/15/18	6,970,000	LKR	52,360
C, 8.50%, 4/01/18	6,160,000	LKR	46,344
D, 8.50%, 6/01/18	6,960,000	LKR	52,213
			1,060,704
Ukraine 4.5%
[c]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	100,000		71,054
7.40%, 4/20/18	200,000		142,500
[c]Government of Ukraine,
144A, 9.25%, 7/24/17	3,680,000		2,711,700
144A, 7.75%, 9/23/20	7,439,000		5,406,107
senior bond, 144A, 6.58%, 11/21/16	1,455,000		1,072,153
senior bond, 144A, 7.80%, 11/28/22	4,430,000		3,247,744
senior note, 144A, 4.95%, 10/13/15	100,000	EUR	80,678
senior note, 144A, 6.25%, 6/17/16	1,100,000		809,187
senior note, 144A, 7.95%, 2/23/21	2,660,000		1,945,125
senior note, 144A, 7.50%, 4/17/23	3,800,000		2,778,750
			18,264,998
Total Foreign Government and Agency Securities
(Cost $289,611,613)			251,156,098

20 | Annual Report

franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
	Principal Amount*		Value
Short Term Investments 32.3%
Foreign Government and Agency Securities 10.4%
Hungary 0.0%†
[i]Hungary Treasury Bill, 9/16/15	5,540,000	HUF	$19,814
Indonesia 0.5%
[i]Indonesia Treasury Bill, 1/07/16 - 2/04/16	27,996,000,000	IDR	1,947,242
Malaysia 2.5%
[i]Bank of Negara Monetary Note, 9/08/15 - 11/24/15	36,350,000	MYR	8,643,570
[i]Malaysia Treasury Bill, 9/04/15 - 5/27/16	6,170,000	MYR	1,459,617
			10,103,187
Mexico 1.7%
[i]Mexico Treasury Bill, 9/17/15 - 4/14/16	11,487,350	[j] MXN	6,840,268
Philippines 0.3%
[i]Philippine Treasury Bill, 9/02/15 - 8/03/16	56,840,000	PHP	1,211,036
Singapore 3.9%
[i]Monetary Authority of Singapore Treasury Bill,
10/02/15	17,540,000	SGD	12,422,619
10/09/15 - 1/05/16	5,220,000	SGD	3,695,567
			16,118,186
South Korea 1.5%
Korea Monetary Stabilization Bond,
[i]9/08/15 - 12/15/15	5,539,600,000	KRW	4,668,355
senior note, 2.13%, 10/08/15	1,869,900,000	KRW	1,582,217
			6,250,572
Total Foreign Government and Agency Securities
(Cost $47,755,407)			42,490,305
Total Investments before Money Market Funds
(Cost $337,367,020)			293,646,403
	Shares
Money Market Funds (Cost $89,323,667) 21.9%
United States 21.9%
[k,l]Institutional Fiduciary Trust Money Market Portfolio	89,323,667		89,323,667
Total Investments (Cost $426,690,687) 93.7%			382,970,070
Other Assets, less Liabilities 6.3%			25,818,414
Net Assets 100.0%			$408,788,484

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Annual Report

| 21

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At August 31, 2015, the aggregate value of these securities was $41,632,721, representing 10.18% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2015, the aggregate value of these securities was $10,176,725, representing 2.49% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount of security is adjusted for inflation. See Note 1(e).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iThe security is traded on a discount basis with no stated coupon rate.
jPrincipal amount is stated in 10 Mexican Peso Units.
kNon-income producing.
lSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At August 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	153,000	171,896	9/02/15	$—	$(301)
Euro	DBAB	Sell	153,000	202,186	9/02/15	30,592	—
Chilean Peso	BZWS	Buy	53,000,000	84,854	9/03/15	—	(8,382)
Chilean Peso	BZWS	Sell	53,000,000	76,369	9/03/15	—	(103)
Chilean Peso	MSCO	Buy	191,930,000	307,310	9/03/15	—	(30,380)
Chilean Peso	MSCO	Sell	191,930,000	275,465	9/03/15	—	(1,466)
Chilean Peso	DBAB	Buy	12,790,200	20,302	9/04/15	—	(1,849)
Mexican Peso	HSBK	Buy	5,527,700	411,211	9/04/15	—	(80,328)
Chilean Peso	DBAB	Buy	29,596,500	46,932	9/08/15	—	(4,248)
Euro	DBAB	Sell	399,000	526,369	9/08/15	78,838	—
Euro	JPHQ	Sell	3,960,000	5,152,356	9/08/15	710,701	—
Polish Zloty	DBAB	Buy	6,080,000	1,425,557 EUR 9/08/15		10,158	—
Chilean Peso	DBAB	Buy	46,380,000	76,070	9/09/15	—	(9,187)
Chilean Peso	BZWS	Buy	48,400,000	70,621	9/10/15	—	(831)
Chilean Peso	JPHQ	Buy	3,923,654,400	6,133,106	9/10/15	—	(475,430)
Indian Rupee	JPHQ	Buy	5,599,000	86,178	9/10/15	—	(1,970)
Indian Rupee	CITI	Buy	3,780,000	57,736	9/11/15	—	(898)
Singapore Dollar	DBAB	Buy	741,000	534,786	9/14/15	—	(9,961)
Chilean Peso	DBAB	Buy	48,595,000	76,882	9/15/15	—	(6,844)
Singapore Dollar	HSBK	Buy	648,300	465,065	9/16/15	—	(5,942)
Chilean Peso	DBAB	Buy	9,160,000	14,366	9/17/15	—	(1,167)
Japanese Yen	BZWS	Sell	18,748,705	175,856	9/18/15	21,167	—
Malaysian Ringgit	DBAB	Buy	1,065,198	324,666	9/18/15	—	(70,345)
Chilean Peso	DBAB	Buy	285,150,000	445,512	9/21/15	—	(34,760)
Euro	BZWS	Sell	60,021	78,110	9/21/15	10,776	—
Indian Rupee	HSBK	Buy	59,357,090	913,688	9/21/15	—	(23,152)
Singapore Dollar	HSBK	Buy	650,000	515,055	9/21/15	—	(54,845)
Chilean Peso	JPHQ	Buy	32,200,000	50,070	9/22/15	—	(3,691)
Euro	DBAB	Sell	822,000	1,061,572	9/23/15	139,391	—

22 | Annual Report						franklintempleton.com

					TEMPLETON INCOME TRUST
					STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Hungarian Forint	JPHQ	Buy	81,867,000	260,201 EUR 9/23/15		$971	$—
Chilean Peso	MSCO	Buy	53,700,000	84,282	9/24/15	—	(6,949)
Euro	BZWS	Sell	144,692	186,563	9/24/15	24,234	—
Polish Zloty	DBAB	Buy	2,650,043	632,070 EUR 9/24/15		—	(8,116)
Hungarian Forint	JPHQ	Buy	65,535,000	208,067 EUR 9/25/15		1,022	—
Chilean Peso	DBAB	Buy	23,888,000	37,476	9/28/15	—	(3,088)
Euro	CITI	Sell	179,804	231,893	9/28/15	30,161	—
Euro	DBAB	Sell	382,000	491,951	9/28/15	63,364	—
Indian Rupee	DBAB	Buy	1,365,000	20,375	9/28/15	72	—
Malaysian Ringgit	DBAB	Buy	209,000	63,062	9/28/15	—	(13,119)
Malaysian Ringgit	HSBK	Buy	289,400	82,455	9/28/15	324	(13,623)
Euro	BZWS	Sell	905,000	1,155,509	9/29/15	140,124	—
Japanese Yen	JPHQ	Sell	18,778,488	172,852	9/29/15	17,888	—
Chilean Peso	JPHQ	Buy	117,000,000	166,087	9/30/15	2,309	—
Euro	HSBK	Sell	810,000	1,032,130	9/30/15	123,320	—
Indian Rupee	DBAB	Buy	34,211,052	523,405	9/30/15	—	(11,161)
Japanese Yen	JPHQ	Sell	4,170,000	38,418	9/30/15	4,006	—
Malaysian Ringgit	HSBK	Buy	5,070,000	1,359,650	9/30/15	—	(147,891)
Mexican Peso	HSBK	Buy	9,133,350	661,214	9/30/15	—	(115,549)
South Korean Won	HSBK	Buy	871,000,000	828,262	9/30/15	—	(92,502)
Chilean Peso	DBAB	Buy	11,222,000	15,940	10/01/15	210	—
Euro	DBAB	Sell	2,210,000	2,819,120	10/01/15	339,485	—
Euro	DBAB	Sell	5,674,000	7,183,851	10/05/15	817,153	—
Hungarian Forint	DBAB	Buy	154,700,000	624,344	10/05/15	—	(70,906)
Indian Rupee	HSBK	Buy	14,493,250	223,168	10/05/15	—	(6,327)
Mexican Peso	CITI	Buy	9,662,000	608,017	10/05/15	—	(31,005)
Chilean Peso	DBAB	Buy	274,230,000	429,727	10/07/15	—	(35,265)
Euro	DBAB	Sell	780,000	980,327	10/07/15	105,073	—
Euro	JPHQ	Sell	430,000	544,969	10/07/15	62,457	—
Malaysian Ringgit	HSBK	Buy	2,920,700	775,853	10/07/15	—	(77,953)
Mexican Peso	CITI	Buy	24,877,000	1,634,172	10/07/15	—	(148,767)
Chilean Peso	MSCO	Buy	164,090,000	253,891	10/08/15	—	(17,879)
Euro	DBAB	Sell	615,917	670,703	10/08/15	—	(20,442)
Euro	DBAB	Sell	1,740,000	2,207,277	10/09/15	254,720	—
Euro	GSCO	Sell	195,000	247,036	10/09/15	28,215	—
Indian Rupee	DBAB	Buy	3,562,000	55,453	10/09/15	—	(2,193)
Euro	HSBK	Sell	396,000	429,644	10/13/15	—	(14,761)
Euro	JPHQ	Sell	193,000	244,311	10/14/15	27,716	—
Mexican Peso	DBAB	Buy	46,934,000	3,431,851	10/14/15	—	(631,034)
Chilean Peso	DBAB	Buy	70,321,938	108,672	10/15/15	—	(7,587)
Indian Rupee	JPHQ	Buy	4,211,000	64,526	10/19/15	—	(1,659)
Euro	HSBK	Sell	170,000	217,668	10/20/15	26,865	—
Indian Rupee	DBAB	Buy	62,497,432	971,808	10/20/15	—	(38,918)
Malaysian Ringgit	JPHQ	Buy	433,000	129,381	10/20/15	—	(25,961)
Japanese Yen	BZWS	Sell	20,800,000	195,470	10/22/15	23,769	—
Chilean Peso	MSCO	Buy	58,101,000	88,501	10/23/15	—	(5,039)
Indian Rupee	DBAB	Buy	1,094,000	17,004	10/23/15	—	(682)
Malaysian Ringgit	HSBK	Buy	389,000	116,338	10/23/15	—	(23,436)
Chilean Peso	DBAB	Buy	6,640,000	9,659	10/26/15	—	(123)
Chilean Peso	JPHQ	Buy	103,971,000	157,651	10/26/15	—	(8,335)
Euro	DBAB	Sell	623,000	790,805	10/26/15	91,499	—
Malaysian Ringgit	DBAB	Buy	278,000	83,426	10/26/15	—	(17,040)

franklintempleton.com						Annual Report | 23

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Malaysian Ringgit	HSBK	Buy	186,060	55,840	10/26/15	$—	$(11,410)
Singapore Dollar	BZWS	Buy	2,020,036	1,590,580	10/26/15	—	(162,553)
Singapore Dollar	CITI	Buy	14,213,021	11,191,185	10/26/15	—	(1,143,560)
Singapore Dollar	DBAB	Buy	4,889,648	3,849,207	10/26/15	—	(392,563)
Euro	BZWS	Sell	901,419	1,144,775	10/27/15	132,931	—
Indian Rupee	DBAB	Buy	20,664,000	320,204	10/27/15	—	(12,089)
Indian Rupee	JPHQ	Buy	63,516,820	983,936	10/27/15	—	(36,853)
Euro	DBAB	Sell	306,000	389,263	10/28/15	45,771	—
Chilean Peso	JPHQ	Buy	81,300,000	121,461	10/29/15	—	(4,733)
Euro	GSCO	Sell	289,000	367,608	10/29/15	43,194	—
Indian Rupee	JPHQ	Buy	5,421,000	83,642	10/29/15	—	(2,836)
Euro	DBAB	Sell	572,116	730,564	10/30/15	88,330	—
Indian Rupee	DBAB	Buy	39,468,464	608,002	10/30/15	—	(19,770)
Indian Rupee	HSBK	Buy	34,646,000	534,378	10/30/15	—	(18,019)
Malaysian Ringgit	JPHQ	Buy	267,000	79,952	10/30/15	—	(16,202)
Chilean Peso	DBAB	Buy	24,250,000	36,083	11/02/15	—	(1,278)
Chilean Peso	JPHQ	Buy	31,400,000	46,265	11/03/15	—	(1,203)
Euro	DBAB	Sell	36,060	45,670	11/03/15	5,188	—
Chilean Peso	DBAB	Buy	48,500,000	71,465	11/04/15	—	(1,870)
Chilean Peso	BZWS	Buy	81,900,000	119,868	11/05/15	—	(2,357)
Euro	DBAB	Sell	148,000	185,626	11/05/15	19,469	—
Indian Rupee	HSBK	Buy	14,493,250	223,360	11/05/15	—	(7,567)
Japanese Yen	BOFA	Sell	15,120,000	133,099	11/05/15	8,261	—
Japanese Yen	SCNY	Sell	30,300,000	267,583	11/05/15	17,412	—
Chilean Peso	DBAB	Buy	73,563,000	107,674	11/06/15	—	(2,135)
Euro	BZWS	Sell	254,534	319,756	11/06/15	33,990	—
Indian Rupee	DBAB	Buy	36,770,583	564,919	11/06/15	—	(17,524)
Japanese Yen	BZWS	Sell	15,100,000	133,877	11/06/15	9,203	—
Chilean Peso	MSCO	Buy	725,750,000	1,052,315	11/09/15	—	(11,400)
Euro	GSCO	Sell	1,104,872	1,243,920	11/09/15	3,410	—
Chilean Peso	CITI	Buy	172,191,000	249,896	11/10/15	—	(2,953)
Chilean Peso	MSCO	Buy	48,370,000	70,030	11/10/15	—	(662)
Indian Rupee	DBAB	Buy	21,608,400	334,366	11/10/15	—	(12,897)
Indian Rupee	JPHQ	Buy	4,211,000	65,181	11/10/15	—	(2,534)
Japanese Yen	CITI	Sell	34,542,911	303,001	11/10/15	17,779	—
Chilean Peso	DBAB	Buy	98,286,500	143,667	11/12/15	—	(2,739)
Euro	DBAB	Sell	113,000	140,826	11/12/15	13,947	—
Euro	JPHQ	Sell	1,121,018	1,404,692	11/12/15	145,984	—
Japanese Yen	CITI	Sell	87,219,000	748,020	11/12/15	27,828	—
Japanese Yen	HSBK	Sell	15,273,000	133,883	11/12/15	7,769	—
Japanese Yen	JPHQ	Sell	33,933,000	298,150	11/12/15	17,955	—
Singapore Dollar	HSBK	Buy	372,000	268,224	11/12/15	—	(5,418)
Euro	CITI	Sell	504,830	565,299	11/13/15	—	(1,548)
Euro	GSCO	Sell	469,000	523,887	11/13/15	—	(2,728)
Euro	SCNY	Sell	190,000	212,424	11/13/15	—	(917)
Indian Rupee	HSBK	Buy	116,476,065	1,794,817	11/13/15	—	(62,849)
Japanese Yen	GSCO	Sell	57,105,000	477,199	11/13/15	5,660	—
Japanese Yen	SCNY	Sell	42,686,000	356,677	11/13/15	4,201	—
Chilean Peso	DBAB	Buy	70,321,937	102,413	11/16/15	—	(1,621)
Chilean Peso	JPHQ	Buy	4,559,000	6,615	11/16/15	—	(81)
Euro	DBAB	Sell	1,328,838	1,662,974	11/16/15	170,812	—
Euro	GSCO	Sell	274,000	308,823	11/16/15	1,146	—

24 | Annual Report						franklintempleton.com

					TEMPLETON INCOME TRUST
					STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Indian Rupee	DBAB	Buy	3,601,000	55,695	11/16/15	$	— $	(2,176)
Japanese Yen	CITI	Sell	42,685,000	356,692	11/16/15		4,210	—
Japanese Yen	MSCO	Sell	6,000,000	52,322	11/16/15		2,775	—
Japanese Yen	SCNY	Sell	34,402,400	300,505	11/16/15		16,418	—
Chilean Peso	MSCO	Buy	71,510,000	103,473	11/17/15		—	(988)
Japanese Yen	DBAB	Sell	23,793,000	205,147	11/18/15		8,665	—
Chilean Peso	BZWS	Buy	9,450,000	13,444	11/19/15		96	—
Euro	DBAB	Sell	431,774	539,739	11/19/15		54,870	—
Indian Rupee	JPHQ	Buy	63,516,820	960,593	11/19/15		—	(17,041)
Japanese Yen	CITI	Sell	29,454,000	254,341	11/19/15		11,107	—
Malaysian Ringgit	DBAB	Buy	498,560	145,880	11/19/15		—	(27,493)
Singapore Dollar	DBAB	Buy	795,900	600,226	11/19/15		—	(38,097)
Japanese Yen	CITI	Sell	33,082,000	285,436	11/20/15		12,237	—
Malaysian Ringgit	HSBK	Buy	324,000	94,546	11/20/15		—	(17,631)
Chilean Peso	DBAB	Buy	18,500,000	26,838	11/23/15		—	(340)
Euro	GSCO	Sell	2,787,000	3,128,408	11/23/15		—	(1,537)
Indian Rupee	JPHQ	Buy	4,679,000	72,362	11/23/15		—	(2,900)
Japanese Yen	HSBK	Sell	6,209,000	53,114	11/24/15		1,836	—
Chilean Peso	JPHQ	Buy	18,000,000	25,429	11/27/15		343	—
Chilean Peso	DBAB	Buy	21,760,000	31,566	11/30/15		—	(420)
Euro	DBAB	Sell	13,877	17,299	11/30/15		1,713	—
Singapore Dollar	DBAB	Buy	375,000	279,102	11/30/15		—	(14,353)
Euro	GSCO	Sell	5,328,000	5,821,266	12/01/15		—	(163,250)
Chilean Peso	BZWS	Buy	53,000,000	75,779	12/02/15		71	—
Chilean Peso	MSCO	Buy	191,930,000	273,385	12/02/15		1,292	—
Euro	CITI	Sell	2,756,000	3,439,626	12/04/15		343,844	—
Euro	HSBK	Sell	30,268	37,286	12/09/15		3,283	—
Euro	SCNY	Sell	142,592	176,146	12/09/15		15,959	—
Mexican Peso	CITI	Buy	21,632,580	1,425,245	12/11/15		—	(139,972)
Singapore Dollar	JPHQ	Buy	404,000	300,238	12/14/15		—	(15,125)
Euro	BOFA	Sell	3,515,000	4,370,727	12/15/15		421,496	—
Mexican Peso	CITI	Buy	8,491,300	541,054	12/15/15		—	(36,717)
Mexican Peso	CITI	Buy	11,839,000	783,747	12/17/15		—	(80,689)
Mexican Peso	HSBK	Buy	6,027,000	398,748	12/17/15		—	(40,836)
Mexican Peso	CITI	Buy	8,759,490	578,549	12/18/15		—	(58,410)
Mexican Peso	HSBK	Buy	3,787,000	250,021	12/18/15		—	(25,149)
Singapore Dollar	DBAB	Buy	612,000	456,938	12/23/15		—	(25,141)
Mexican Peso	HSBK	Buy	4,515,000	299,222	12/29/15		—	(31,359)
Mexican Peso	CITI	Buy	6,955,000	460,981	12/31/15		—	(48,427)
Mexican Peso	CITI	Buy	3,479,000	230,461	1/04/16		—	(24,162)
Mexican Peso	CITI	Buy	8,349,000	552,914	1/05/16		—	(57,871)
Mexican Peso	CITI	Buy	14,634,000	964,165	1/06/16		—	(96,532)
Euro	DBAB	Sell	722,726	866,852	1/07/16		54,467	—
Japanese Yen	DBAB	Sell	23,005,000	193,151	1/07/16		2,958	—
Malaysian Ringgit	JPHQ	Buy	612,000	165,562	1/11/16		—	(20,552)
Mexican Peso	CITI	Buy	8,217,760	512,074	1/11/16		—	(25,049)
Euro	SCNY	Sell	195,249	231,907	1/13/16		12,410	—
Japanese Yen	CITI	Sell	7,840,000	66,129	1/14/16		1,301	—
Japanese Yen	SCNY	Sell	23,520,000	199,627	1/14/16		5,142	—
Euro	CITI	Sell	32,570	38,610	1/15/16		1,994	—
Euro	DBAB	Sell	86,000	101,760	1/15/16		5,075	—
Euro	JPHQ	Sell	22,549	26,710	1/15/16		1,360	—

franklintempleton.com							Annual Report | 25

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Malaysian Ringgit	JPHQ	Buy	230,000	62,395	1/15/16	$—	$(7,895)
Euro	BZWS	Sell	212,000	234,529	1/19/16	—	(3,828)
Japanese Yen	HSBK	Sell	28,700,000	233,793	1/19/16	—	(3,554)
Japanese Yen	SCNY	Sell	37,130,000	300,750	1/19/16	—	(6,313)
Malaysian Ringgit	JPHQ	Buy	99,000	26,634	1/19/16	—	(3,174)
Malaysian Ringgit	JPHQ	Buy	8,682,000	1,978,127 EUR 1/19/16		—	(166,702)
South Korean Won	DBAB	Buy	9,043,327,000	7,893,277	1/19/16	—	(270,004)
Euro	BZWS	Sell	332,000	362,106	1/20/16	—	(11,179)
Euro	DBAB	Sell	2,245,000	2,457,195	1/20/16	5,040	(72,013)
Mexican Peso	CITI	Buy	2,565,000	172,727	1/20/16	—	(20,823)
Euro	BZWS	Sell	249,000	290,608	1/21/16	10,639	—
Euro	CITI	Sell	48,798	56,912	1/22/16	2,044	—
Euro	DBAB	Sell	183,000	199,250	1/22/16	—	(6,514)
Euro	JPHQ	Sell	32,570	37,986	1/22/16	1,365	—
Japanese Yen	DBAB	Sell	7,860,000	63,613	1/22/16	—	(1,394)
Singapore Dollar	JPHQ	Buy	410,000	298,160	1/25/16	—	(9,146)
Euro	DBAB	Sell	531,000	612,190	1/26/16	15,087	—
Euro	BZWS	Sell	517,624	587,695	1/27/16	5,622	—
Euro	DBAB	Sell	69,825	77,003	1/27/16	—	(1,516)
Japanese Yen	GSCO	Sell	33,200,000	283,821	1/27/16	9,204	—
Japanese Yen	HSBK	Sell	40,858,365	349,165	1/28/16	11,192	—
Euro	CITI	Sell	111,900	127,490	1/29/16	1,652	—
Euro	DBAB	Sell	548,000	625,241	1/29/16	8,985	—
Japanese Yen	DBAB	Sell	31,548,058	269,099	1/29/16	8,132	—
Brazilian Real	DBAB	Buy	8,737,100	2,533,227 EUR 2/05/16		—	(562,079)
Mexican Peso	DBAB	Buy	93,024,800	5,348,097 EUR 2/05/16		—	(513,090)
Euro	BZWS	Sell	736,000	808,452	2/08/16	—	(19,387)
Euro	CITI	Sell	203,000	233,166	2/09/16	4,831	—
Euro	DBAB	Sell	2,298,000	2,644,768	2/09/16	59,969	—
Euro	GSCO	Sell	616,000	708,092	2/09/16	15,213	—
Japanese Yen	CITI	Sell	42,706,000	366,129	2/09/16	12,765	—
Euro	HSBK	Sell	152,000	172,632	2/10/16	1,659	—
Malaysian Ringgit	HSBK	Buy	3,370,000	848,247	2/10/16	—	(49,431)
Singapore Dollar	DBAB	Buy	372,000	268,553	2/10/16	—	(6,441)
Euro	BZWS	Sell	645,000	733,047	2/11/16	7,519	—
Malaysian Ringgit	HSBK	Buy	390,000	97,281	2/11/16	—	(4,835)
Euro	GSCO	Sell	191,000	209,857	2/12/16	—	(4,993)
Japanese Yen	GSCO	Sell	49,397,000	419,169	2/12/16	10,411	—
Singapore Dollar	BZWS	Buy	105,482	75,859	2/12/16	—	(1,540)
Euro	SCNY	Sell	327,000	371,971	2/16/16	4,108	—
Euro	GSCO	Sell	198,000	227,488	2/17/16	4,741	—
Euro	JPHQ	Sell	388,000	445,443	2/17/16	8,949	—
Japanese Yen	GSCO	Sell	4,527,440	38,391	2/17/16	922	—
Japanese Yen	JPHQ	Sell	8,460,000	71,611	2/17/16	1,596	—
Mexican Peso	MSCO	Buy	8,240,820	537,983	2/17/16	—	(51,048)
Malaysian Ringgit	HSBK	Buy	1,364,326	322,117	2/18/16	1,313	—
Euro	BZWS	Sell	695,000	796,588	2/22/16	14,645	—
Euro	DBAB	Sell	438,000	484,980	2/22/16	—	(7,813)
Euro	JPHQ	Sell	340,000	376,749	2/22/16	—	(5,785)
Euro	DBAB	Sell	1,050,000	1,202,807	2/23/16	21,429	—
Euro	DBAB	Sell	1,550,000	1,775,215	2/24/16	31,242	—
Japanese Yen	DBAB	Sell	7,432,000	60,411	2/24/16	—	(1,107)

26 | Annual Report						franklintempleton.com

					TEMPLETON INCOME TRUST
					STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Japanese Yen	HSBK	Sell	14,916,000	121,224	2/24/16	$—		$(2,243)
Singapore Dollar	DBAB	Buy	227,500	161,428	2/24/16	—		(1,192)
Japanese Yen	HSBK	Sell	32,060,000	271,773	2/25/16	6,391		—
Euro	BOFA	Sell	237,212	270,856	2/26/16	3,947		—
Euro	BZWS	Sell	721,115	822,886	2/26/16	11,495		—
Euro	DBAB	Sell	7,365,710	8,391,753	2/26/16	103,936		—
Japanese Yen	BZWS	Sell	17,800,000	149,964	2/26/16	2,618		—
Euro	DBAB	Sell	194,873	222,929	2/29/16	3,645		—
Japanese Yen	HSBK	Sell	27,402,000	229,440	2/29/16	2,592		—
Malaysian Ringgit	HSBK	Buy	123,600	28,748	2/29/16	553		—
Mexican Peso	MSCO	Buy	4,153,100	268,896	2/29/16	—		(23,737)
Euro	DBAB	Sell	153,000	172,446	3/02/16	272		—
Japanese Yen	JPHQ	Sell	70,000,000	590,730	3/03/16	11,190		—
Japanese Yen	HSBK	Sell	33,100,000	278,444	3/04/16	4,397		—
Malaysian Ringgit	JPHQ	Buy	770,000	206,152	3/04/16	—		(23,670)
Euro	DBAB	Sell	62,000	69,862	3/07/16	83		—
Euro	BZWS	Sell	869,226	968,353	3/09/16	—		(9,973)
Euro	DBAB	Sell	2,120,000	2,356,698	3/09/16	—		(29,391)
Euro	HSBK	Sell	71,000	78,945	3/09/16	—		(967)
Euro	CITI	Sell	268,000	294,076	3/10/16	—		(7,569)
Euro	MSCO	Sell	202,000	221,422	3/10/16	—		(5,937)
Malaysian Ringgit	HSBK	Buy	3,220,478	848,030	3/11/16	—		(85,183)
Mexican Peso	CITI	Buy	3,811,400	239,390	3/11/16	—		(14,616)
Mexican Peso	HSBK	Buy	25,865,900	1,626,173	3/11/16	—		(100,752)
Euro	DBAB	Sell	563,000	600,186	3/14/16	—		(33,555)
Malaysian Ringgit	JPHQ	Buy	827,010	217,263	3/14/16	—		(21,407)
Mexican Peso	CITI	Buy	7,547,900	470,230	3/14/16	—		(25,215)
Euro	BZWS	Sell	132,892	142,213	3/16/16	—		(7,384)
Euro	CITI	Sell	98,445	105,484	3/16/16	—		(5,336)
Euro	JPHQ	Sell	418,000	447,615	3/16/16	—		(22,930)
Japanese Yen	CITI	Sell	18,818,061	156,661	3/16/16	813		—
Japanese Yen	JPHQ	Sell	172,858,450	1,439,551	3/16/16	7,965		—
Mexican Peso	CITI	Buy	7,049,200	442,400	3/18/16	—		(26,931)
Japanese Yen	CITI	Sell	16,634,000	138,299	3/22/16	518		—
Japanese Yen	MSCO	Sell	23,490,000	195,272	3/22/16	702		—
Euro	BZWS	Sell	81,680	87,758	3/23/16	—		(4,206)
Euro	DBAB	Sell	236,000	253,606	3/23/16	—		(12,106)
Mexican Peso	CITI	Buy	9,393,800	599,140	3/23/16	—		(45,723)
Japanese Yen	BZWS	Sell	13,651,450	115,245	3/28/16	2,152		—
Malaysian Ringgit	DBAB	Buy	151,000	39,947	3/28/16	—		(4,222)
Malaysian Ringgit	HSBK	Buy	144,000	38,107	3/28/16	—		(4,038)
Euro	DBAB	Sell	202,000	222,624	3/29/16	—		(4,840)
South Korean Won	DBAB	Buy	1,307,000,000	1,177,584	3/29/16	—		(76,379)
Euro	BZWS	Sell	905,000	1,000,283	3/30/16	—		(18,829)
Euro	DBAB	Sell	41,097	45,108	3/31/16	—		(1,172)
Euro	GSCO	Sell	600,000	659,040	3/31/16	—		(16,631)
Euro	BZWS	Sell	212,293	231,818	4/01/16	—		(7,255)
Malaysian Ringgit	HSBK	Buy	2,100,000	561,617	4/11/16	—		(65,264)
Euro	DBAB	Sell	541,689	586,557	4/13/16	—		(23,642)
Euro	SCNY	Sell	198,000	212,499	4/13/16	—		(10,543)
Japanese Yen	CITI	Sell	20,800,000	174,111	4/13/16	1,727		—
Euro	JPHQ	Sell	450,000	480,879	4/14/16	—		(26,047)

franklintempleton.com						Annual Report	|	27

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Euro	DBAB	Sell	170,000	180,846	4/15/16	$—	$(10,664)
Euro	HSBK	Sell	507,192	540,413	4/18/16	—	(30,996)
Euro	JPHQ	Sell	4,457,929	4,856,780	4/21/16	—	(165,945)
Euro	BZWS	Sell	208,570	225,826	4/22/16	—	(9,174)
Euro	DBAB	Sell	4,203,000	4,550,168	4/22/16	—	(185,446)
Euro	BZWS	Sell	201,960	220,735	4/29/16	—	(6,856)
Euro	SCNY	Sell	1,228,000	1,352,396	4/29/16	—	(31,455)
Euro	BZWS	Sell	737,531	829,407	5/05/16	—	(1,849)
Euro	BZWS	Sell	379,000	424,632	5/09/16	—	(2,573)
Euro	BZWS	Sell	896,946	1,030,232	5/18/16	18,982	—
Indonesian Rupiah	JPHQ	Buy	20,592,000,000	1,825,047 AUD 5/18/16		60,938	—
Indonesian Rupiah	JPHQ	Buy	5,408,000,000	481,868 AUD 5/19/16		14,122	—
Euro	JPHQ	Sell	1,446,631	1,660,320	5/20/16	29,254	—
Japanese Yen	JPHQ	Sell	21,372,000	179,950	5/20/16	2,661	—
Euro	BZWS	Sell	405,000	454,218	5/23/16	—	(2,450)
Euro	DBAB	Sell	430,000	481,824	5/23/16	—	(3,034)
Malaysian Ringgit	HSBK	Buy	17,700	4,781	5/23/16	—	(609)
Mexican Peso	DBAB	Buy	14,550,000	932,836	5/23/16	—	(80,148)
Euro	BZWS	Sell	237,520	276,657	5/26/16	8,816	—
Euro	JPHQ	Sell	543,898	609,718	5/26/16	—	(3,613)
Japanese Yen	BZWS	Sell	23,333,000	198,157	5/26/16	4,572	—
Japanese Yen	SCNY	Sell	23,295,000	196,516	5/26/16	3,246	—
Mexican Peso	HSBK	Buy	8,043,980	515,838	5/26/16	—	(44,550)
Malaysian Ringgit	HSBK	Buy	72,700	19,649	5/31/16	—	(2,526)
Malaysian Ringgit	JPHQ	Buy	1,085,000	290,480	5/31/16	—	(34,929)
Mexican Peso	HSBK	Buy	7,191,663	455,125	5/31/16	—	(33,965)
Euro	BZWS	Sell	102,650	114,190	6/06/16	—	(1,600)
Euro	DBAB	Sell	340,000	381,075	6/06/16	—	(2,448)
Euro	HSBK	Sell	3,918,024	4,441,629	6/06/16	22,055	—
Euro	MSCO	Sell	2,850,000	3,169,856	6/06/16	—	(44,975)
Mexican Peso	CITI	Buy	9,726,730	611,648	6/06/16	—	(42,343)
Euro	GSCO	Sell	265,800	302,669	6/08/16	2,827	—
Mexican Peso	CITI	Buy	9,716,000	608,219	6/08/16	—	(39,647)
Euro	GSCO	Sell	399,000	454,441	6/13/16	4,274	—
Mexican Peso	CITI	Buy	9,934,280	626,255	6/13/16	—	(45,176)
Euro	DBAB	Sell	386,000	439,862	6/15/16	4,337	—
Japanese Yen	CITI	Sell	9,278,000	75,646	6/16/16	—	(1,383)
Mexican Peso	CITI	Buy	7,642,000	488,088	6/22/16	—	(41,460)
Indonesian Rupiah	JPHQ	Buy	58,440,000,000	5,312,727 AUD 6/23/16		50,344	—
Indonesian Rupiah	JPHQ	Buy	25,600,000,000	2,332,149 AUD 6/24/16		18,288	—
Japanese Yen	BZWS	Sell	63,037,000	514,116	6/30/16	—	(9,469)
Malaysian Ringgit	JPHQ	Buy	875,900	228,396	7/05/16	—	(22,617)
Malaysian Ringgit	DBAB	Buy	345,400	89,205	7/08/16	—	(8,076)
Mexican Peso	CITI	Buy	13,138,239	811,128	7/08/16	—	(44,404)
Mexican Peso	CITI	Buy	5,364,031	329,506	7/11/16	—	(16,557)
Euro	MSCO	Sell	356,000	393,024	7/18/16	—	(9,035)
Malaysian Ringgit	DBAB	Buy	18,003,280	4,605,008	7/20/16	—	(379,997)
Mexican Peso	DBAB	Buy	32,003,472	1,972,965	7/20/16	—	(107,355)
Philippine Peso	DBAB	Buy	90,804,000	1,960,320	7/20/16	—	(59,876)
Euro	MSCO	Sell	388,000	424,142	7/22/16	—	(14,108)
Euro	DBAB	Sell	344,770	380,191	7/25/16	—	(9,263)
Malaysian Ringgit	JPHQ	Buy	753,000	192,337	7/27/16	—	(15,712)

28 | Annual Report						franklintempleton.com

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)
Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	BZWS	Sell	152,000	167,882		7/28/16	$—	$(3,833)
Euro	CITI	Sell	311,346	343,799		7/28/16	—	(7,930)
Euro	BZWS	Sell	119,968	133,693		7/29/16	—	(1,840)
Euro	DBAB	Sell	29,935	33,500		7/29/16	—	(318)
Euro	JPHQ	Sell	1,228,000	1,369,576		7/29/16	—	(17,743)
Japanese Yen	BZWS	Sell	37,960,000	310,772		7/29/16	—	(4,820)
Malaysian Ringgit	JPHQ	Buy	314,000	79,736		7/29/16	—	(6,094)
Euro	BZWS	Sell	97,592	107,730		8/05/16	—	(2,546)
Euro	CITI	Sell	1,229,000	1,359,458		8/05/16	—	(29,271)
Euro	HSBK	Sell	1,228,000	1,355,589		8/05/16	—	(32,011)
Euro	JPHQ	Sell	743,700	821,063		8/05/16	—	(19,293)
Indian Rupee	DBAB	Buy	118,000,000	1,563,109 EUR 8/05/16			—	(89,385)
Indonesian Rupiah	DBAB	Buy	16,430,000,000	1,002,454 EUR 8/05/16			—	(80,248)
Malaysian Ringgit	DBAB	Buy	21,900,000	4,976,707 EUR 8/05/16			—	(489,955)
Philippine Peso	DBAB	Buy	22,300,000	432,003 EUR 8/05/16			—	(21,793)
Singapore Dollar	DBAB	Buy	5,160,000	3,375,638 EUR 8/05/16			—	(192,277)
South Korean Won	DBAB	Buy	7,676,000,000	5,932,498 EUR 8/05/16			—	(239,856)
Japanese Yen	MSCO	Sell	16,900,000	136,480		8/08/16	—	(4,069)
Malaysian Ringgit	HSBK	Buy	5,606,000	1,398,354		8/08/16	—	(84,540)
Euro	CITI	Sell	137,819	151,374		8/10/16	—	(4,380)
Japanese Yen	CITI	Sell	15,026,000	121,636		8/10/16	—	(3,336)
Euro	DBAB	Sell	513,000	566,324		8/11/16	—	(13,450)
Euro	JPHQ	Sell	680,100	748,450		8/11/16	—	(20,174)
South Korean Won	HSBK	Buy	440,000,000	46,360,686	JPY	8/12/16	—	(15,112)
Euro	MSCO	Sell	217,000	245,007		8/15/16	—	(267)
Euro	MSCO	Sell	217,000	243,298		8/17/16	—	(1,990)
Singapore Dollar	BZWS	Buy	303,000	215,398		8/17/16	—	(2,800)
Euro	BZWS	Sell	781,000	874,310		8/18/16	—	(8,526)
Japanese Yen	DBAB	Sell	16,770,000	136,217		8/18/16	—	(3,296)
Euro	JPHQ	Sell	868,000	966,835		8/22/16	—	(14,459)
Japanese Yen	HSBK	Sell	34,880,000	283,071		8/22/16	—	(7,141)
Japanese Yen	JPHQ	Sell	22,704,000	184,231		8/22/16	—	(4,673)
Mexican Peso	HSBK	Buy	8,229,279	485,933		8/22/16	—	(7,662)
Japanese Yen	BZWS	Sell	7,521,000	61,356		8/24/16	—	(1,225)
Euro	SCNY	Sell	125,681	146,401		8/26/16	4,299	—
Japanese Yen	JPHQ	Sell	47,094,000	399,742		8/26/16	7,856	—
Euro	JPHQ	Sell	55,232	63,528		8/29/16	1,074	—
Japanese Yen	DBAB	Sell	17,053,000	143,363		8/29/16	1,445	—
Japanese Yen	JPHQ	Sell	22,517,000	189,221		8/29/16	1,830	—
Mexican Peso	HSBK	Buy	8,254,764	471,396		8/29/16	8,050	—
Euro	DBAB	Sell	94,076	106,400		8/31/16	17	—
Japanese Yen	JPHQ	Sell	24,149,000	202,081		8/31/16	1,095	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)							$5,707,394	$(10,981,561)
Net unrealized appreciation (depreciation)								$(5,274,167)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
*In U.S. dollars unless otherwise indicated.

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Annual Report

| 29

TEMPLETON INCOME TRUST
STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

At August 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date Appreciation		Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$26,620,000	10/17/17	$—	$(73,455)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	12,040,000	1/22/25	308,930	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	15,050,000	1/23/25	313,832	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	8,880,000	1/27/25	184,950	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	2,220,000	1/29/25	53,538	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	1,880,000	1/30/25	44,658	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	2,960,000	2/03/25	103,895	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%	LCH	4,540,000	7/02/25	—	(92,140)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	18,210,000	7/29/25	—	(99,698)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	5,970,000	7/29/45	—	(37,922)
Totals Interest Rate Swap Contracts				$1,009,803	$(303,215)
Net unrealized appreciation (depreciation)				$706,588

See Abbreviations on page 45.
30 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$337,367,020
Cost - Sweep Money Fund (Note 3f)	89,323,667
Total cost of investments	$426,690,687
Value - Unaffiliated issuers	$293,646,403
Value - Sweep Money Fund (Note 3f)	89,323,667
Total value of investments	382,970,070
Cash	1,316,849
Foreign currency, at value (cost $12,676,075)	12,650,984
Receivables:
Capital shares sold	1,138,432
Interest	3,845,290
Due from brokers	13,776,833
Variation margin	93,478
Unrealized appreciation on OTC forward exchange contracts	5,707,394
Other assets	133
Total assets	421,499,463
Liabilities:
Payables:
Capital shares redeemed	1,316,924
Management fees	179,601
Distribution fees	27,702
Transfer agent fees	75,108
Unrealized depreciation on OTC forward exchange contracts	10,981,561
Deferred tax	73,733
Accrued expenses and other liabilities	56,350
Total liabilities	12,710,979
Net assets, at value	$408,788,484
Net assets consist of:
Paid-in capital	$472,955,101
Distributions in excess of net investment income	(15,462,558)
Net unrealized appreciation (depreciation)	(48,517,317)
Accumulated net realized gain (loss)	(186,742)
Net assets, at value	$408,788,484

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 31

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Templeton International Bond Fund

Class A:
Net assets, at value	$84,778,555
Shares outstanding	8,455,356
Net asset value per share[a]	$10.03
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.48
Class C:
Net assets, at value	$15,559,218
Shares outstanding	1,550,185
Net asset value and maximum offering price per share[a]	$10.04
Class R:
Net assets, at value	$1,001,249
Shares outstanding	99,801
Net asset value and maximum offering price per share	$10.03
Advisor Class:
Net assets, at value	$307,449,462
Shares outstanding	30,633,529
Net asset value and maximum offering price per share	$10.04

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
32 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Templeton International Bond Fund

Investment income:
Interest (net of foreign taxes of $372,335)	$15,849,760
Inflation principal adjustments	1,026,550
Total investment income	16,876,310
Expenses:
Management fees (Note 3a)	3,019,449
Distribution fees: (Note 3c)
Class A	317,698
Class C	127,548
Class R	6,256
Transfer agent fees: (Note 3e)
Class A	117,101
Class C	21,704
Class R	1,368
Advisor Class	348,785
Custodian fees (Note 4)	173,153
Reports to shareholders	46,333
Registration and filing fees	82,633
Professional fees	66,757
Trustees’ fees and expenses	3,181
Other	42,644
Total expenses	4,374,610
Expense reductions (Note 4)	(887)
Expenses waived/paid by affiliates (Note 3f and 3g)	(603,174)
Net expenses	3,770,549
Net investment income	13,105,761
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(16,517,224)
Foreign currency transactions	15,752,719
Swap contracts	(3,309,304)
Net realized gain (loss)	(4,073,809)
Net change in unrealized appreciation (depreciation) on:
Investments	(57,363,290)
Translation of other assets and liabilities denominated in foreign currencies	(11,041,319)
Swap contracts	2,273,537
Change in deferred taxes on unrealized appreciation	(18,896)
Net change in unrealized appreciation (depreciation)	(66,149,968)
Net realized and unrealized gain (loss)	(70,223,777)
Net increase (decrease) in net assets resulting from operations	$(57,118,016)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 33

TEMPLETON INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$13,105,761	$11,557,794
Net realized gain (loss)	(4,073,809)	(1,303,698)
Net change in unrealized appreciation (depreciation)	(66,149,968)	24,404,636
Net increase (decrease) in net assets resulting from operations	(57,118,016)	34,658,732
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(4,395,266)	(3,693,649)
Class C	(751,916)	(598,564)
Class R	(51,091)	(39,086)
Advisor Class	(14,198,774)	(9,111,460)
Total distributions to shareholders	(19,397,047)	(13,442,759)
Capital share transactions: (Note 2)
Class A	(39,165,718)	7,921,312
Class C	(5,126,914)	(4,532,238)
Class R	(340,523)	35,549
Advisor Class	7,343,500	90,080,612
Total capital share transactions	(37,289,655)	93,505,235
Net increase (decrease) in net assets	(113,804,718)	114,721,208
Net assets:
Beginning of year	522,593,202	407,871,994
End of year	$408,788,484	$522,593,202
Distributions in excess of net investment included in net assets:
End of year	$(15,462,558)	$(5,118,550)

34 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Templeton International Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or

36 | Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	2,158,833	$23,722,264	4,110,918	$47,807,081
Shares issued in reinvestment of distributions	378,479	4,130,344	296,528	3,460,329
Shares redeemed	(6,040,734)	(67,018,326)	(3,716,502)	(43,346,098)
Net increase (decrease)	(3,503,422)	$(39,165,718)	690,944	$7,921,312
Class C Shares:
Shares sold	399,034	$4,366,542	376,167	$4,390,217
Shares issued in reinvestment of distributions	57,812	631,240	41,819	488,302
Shares redeemed	(927,536)	(10,124,696)	(807,513)	(9,410,757)
Net increase (decrease)	(470,690)	$(5,126,914)	(389,527)	$(4,532,238)
Class R Shares:
Shares sold	25,869	$282,884	49,558	$581,307
Shares issued in reinvestment of distributions	4,676	51,091	3,349	39,086
Shares redeemed	(62,027)	(674,498)	(49,999)	(584,844)
Net increase (decrease)	(31,482)	$(340,523)	2,908	$35,549
Advisor Class Shares:
Shares sold	17,824,679	$192,925,128	14,267,111	$166,988,069
Shares issued in reinvestment of distributions	869,834	9,464,028	472,600	5,520,774
Shares redeemed	(17,983,114)	(195,045,656)	(7,071,812)	(82,428,231)
Net increase (decrease)	711,399	$7,343,500	7,667,899	$90,080,612

38 | Annual Report

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	0.65%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$7,895
CDSC retained	$3,902

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $488,958, of which $197,176 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.74% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended August 31, 2015, the Fund utilized $164,147 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At August 31, 2015, the Fund deferred post-October capital losses and late-year ordinary losses of $1,641,601 and 14,019,503, respectively.

40 | Annual Report

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

The tax character of distributions paid during the years ended August 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$19,397,047	$13,442,759

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$428,516,440

Unrealized appreciation	$5,036,919
Unrealized depreciation	(50,583,289)
Net unrealized appreciation (depreciation)	$(45,546,370)

Distributable earnings - undistributed ordinary income	$1,476,294

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $122,092,435 and $144,086,632, respectively.

7. Credit Risk

At August 31, 2015, the Fund had 13.37% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

9. Other Derivative Information

At August 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate
contracts	Variation margin	$1,009,803	[a]	Variation margin	$303,215	[a]

Foreign exchange
contracts	Unrealized appreciation on	5,707,394		Unrealized depreciation on	10,981,561
	OTC forward exchange contracts			OTC forward exchange contracts
Totals		$6,717,197			$11,284,776

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended August 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
Derivative Contracts		Net Realized		Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year		Operations Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate
contracts	Swap contracts	$(3,309,304)		Swap contracts	$2,273,537

Foreign exchange
contracts	Foreign currency transactions	15,752,719	[a]	Translation of other assets and	(10,955,013)[a]
				liabilities denominated in
				foreign currencies
Totals		$12,443,415			$(8,681,476)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the average month end fair value of derivatives represented 5.57% of average month end net assets. The average month end number of open derivative contracts for the year was 462.

At August 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$5,707,394	$10,981,561

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

At August 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$433,704	$—	$(403,596)	$—	$30,108
BZWS	483,421	(317,368)	—	—	166,053
CITI	474,811	(474,811)	—	—	—
DBAB	2,665,439	(2,665,439)	—	—	—
GSCO	129,217	(129,217)	—	—	—
HSBK	221,599	(221,599)	—	—	—
JPHQ	1,211,239	(1,211,239)	—	—	—
MSCO	4,769	(4,769)	—	—	—
SCNY	83,195	(49,228)	—	—	33,967
Total	$5,707,394	$(5,073,670)	$(403,596)	$—	$230,128

[a]At August 31, 2015, the Fund received U.S. Treasury Bonds as collateral for derivatives.

At August 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:
		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	317,368	(317,368)	—	—	—
CITI	2,318,660	(474,811)	—	(1,843,849)	—
DBAB	5,176,197	(2,665,439)	—	(2,510,758)	—
GSCO	189,139	(129,217)	—	(59,922)	—
HSBK	1,451,926	(221,599)	—	(1,230,327)	—
JPHQ	1,249,114	(1,211,239)	—	(37,875)	—
MSCO	229,929	(4,769)	—	(225,160)	—
SCNY	49,228	(49,228)	—	—	—
Total	$10,981,561	$(5,073,670)	$—	$(5,907,891)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 45.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$251,156,098	$—	$251,156,098
Short Term Investments	89,323,667	42,490,305	—	131,813,972
Total Investments in Securities	$89,323,667	$293,646,403	$—	$382,970,070

Other Financial Instruments
Forward Exchange Contracts	$—	$5,707,394	$—	$5,707,394
Swap Contracts	—	1,009,803	—	1,009,803
Total Other Financial Instruments	$—	$6,717,197	$—	$6,717,197

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$10,981,561	$—	$10,981,561
Swap Contracts	—	303,215	—	303,215
Total Other Financial Instruments	$—	$11,284,776	$—	$11,284,776

[a]For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	FRN Floating Rate Note
BZWS	Barclays Bank PLC	BRL	Brazilian Real
CITI	Citibank N.A.	EUR	Euro
DBAB	Deutsche Bank AG	HUF	Hungarian Forint
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah
HSBK	HSBC Bank PLC	INR	Indian Rupee
JPHQ	JPMorgan Chase Bank, N.A.	JPY	Japanese Yen
LCH	London Clearing House	KRW	South Korean Won
MSCO	Morgan Stanley and Co. Inc.	LKR	Sri Lankan Rupee
SCNY	Standard Charted Bank	MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PHP	Philippine Peso
		PLN	Polish Zloty
		SGD	Singapore Dollar

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton International Bond Fund

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on August 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0078	$0.3461	$ —
Class C	$0.0078	$0.3071	$ —
Class R	$0.0078	$0.3225	$ —
Advisor Class	$0.0078	$0.3811	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2001 144		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc. (manu-
		Trustee since 2007		facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group,
Ltd. (holding company) (2004-present)
and H.J. Heinz Company (processed
foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2014-present; previously 2010-2012)
				and Graham Holdings Company
				(education and media organization)
				(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President
since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and
OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and
Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds in Templeton Income Trust, including Templeton International Bond Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the invest-

ment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the

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TEMPLETON INTERNATIONAL BOND FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for less than 10 full years, and such report showed the Fund’s income return for the one-year period ended February 28, 2015, to be in the highest quintile of such universe and its annualized income return for the previous three- and five-year periods to be in the second-highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its performance universe, and its annualized total return to be in the second-highest performing quintile of such universe during the previous three- and five-year periods. The Board found such comparative performance to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of the Fund was below the median and actual total expenses of the Fund were, after a fee waiver, below the median of the Lipper expense group. The Board found such comparative expenses to be acceptable, noting the expenses of the Fund were subsidized through management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing

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TEMPLETON INCOME TRUST
TEMPLETON INTERNATIONAL BOND FUND
SHAREHOLDER INFORMATION

such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as a fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such Fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment management agreement for the Fund provides a fee at the rate of 0.70% on the first $200 million of net assets; 0.65% on the next $1.1 billion of net assets; and 0.60% on net assets in excess of $1.3 billion.

At the end of 2014, the Fund’s net assets were approximately $443 million; although the assets grew, the expenses remained unchanged due to an ongoing cap on expenses. The Board believed it unlikely that meaningful economies of scale existed at such asset level, noting that the expenses of the Fund were subsidized by management.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

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Annual Report and Shareholder Letter
Templeton International Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	447 A 10/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $336,672 for the fiscal year ended August 31, 2015 and $424,203 for the fiscal year ended August 31, 2014.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,952 for the fiscal year ended August 31, 2015 and $2,894 for the fiscal year ended August 31, 2014. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2015 and $3,830 for the fiscal year ended August 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2015 and $23,495 for the fiscal year ended August 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $387,983 for the fiscal year ended August 31, 2015 and $136,241 for the fiscal year ended August 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.  Also, includes review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $390,935 for the fiscal year ended August 31, 2015 and $166,460 for the fiscal year ended August 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                            N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer –

    Finance and Administration

Date:  October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer –

    Finance and Administration

Date:  October 26, 2015

By /s/MARK H. OTANI

    Mark H. Otani

    Chief Financial Officer and

    Chief Accounting Officer

Date:  October 26, 2015